UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

March 21, 2018

Dear Fellow Shareholders:

On behalf of the Board of Directors of Valeant Pharmaceuticals International, Inc. (the “Company”), I want to take this opportunity to invite you to attend our 2018 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held at 9:00 a.m., local time, on Monday, April 30, 2018 at the Company’s offices located at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8. At the meeting, shareholders will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the “Proxy Statement”), as well as receive a report on the progress of the Company. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to the Notice.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, in a fast and efficient manner via the Internet. On March 21, 2018, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of March 5, 2018, and post our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote at this Meeting is important. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible. You will find voting instructions in the Notice, the Proxy Statement and on the Proxy Card. You may vote over the Internet or telephone. Alternatively, if you requested a printed copy of the proxy materials by mail, you may mark, date, sign and mail the Proxy Card in the envelope provided.

We appreciate your continued ownership of Valeant shares and your support.

Sincerely,

Joseph C. Papa
Chairman of the Board and Chief Executive Officer

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
2150 Saint Elzear Blvd. West
Laval, Quebec H7L 4A8

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 30, 2018

To the Shareholders of
Valeant Pharmaceuticals International, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”) of Valeant Pharmaceuticals International, Inc., a British Columbia corporation (the “Company” or “our”), will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Monday, April 30, 2018, at 9:00 a.m., local time, for the following purposes:

1.	To receive the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2017 and the auditors’ report thereon, a copy of which is enclosed with this Notice of Annual Meeting;
2.	To elect 10 directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2019 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal;
3.	To approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement that accompanies this Notice of Annual Meeting of Shareholders;
4.	Approval of an amendment to the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) to increase the number of Common Shares authorized under the 2014 Plan;
5.	To appoint PricewaterhouseCoopers LLP as independent registered public accountants (the “auditors”) for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration; and
6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the Meeting is March 5, 2018. Only record shareholders at the close of business on March 5, 2018 will be entitled to notice of and to vote at the Annual Meeting in person or by proxy.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, to each shareholder of record in a fast and efficient manner via the Internet. On March 21, 2018, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”), to all shareholders of record as of March 5, 2018, and post our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials free of charge on the website referred to in the Notice or may request to receive a printed set of our proxy materials free of charge. These materials will remain available on the website through the conclusion of the Annual Meeting. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to the Notice. The management proxy circular and proxy statement (the “Proxy Statement”) that accompanies this Notice of Annual Meeting of Shareholders contains additional information regarding the proposals to be considered at the Annual Meeting, and shareholders are encouraged to read it in its entirety.

Shareholders are invited to attend the Annual Meeting. Record shareholders who are unable to attend the Annual Meeting in person are requested to vote via the Internet, by going to www.proxyvote.com and following the instructions on the website, or vote by calling toll free 1-800-690-6903 on a touch tone telephone and following the instructions provided by “Vote Voice.” You will need to refer to the Proxy Card and to your 12-digit control number provided on the Proxy Card. Alternatively, you may vote by mail by completing, dating and signing the enclosed form of proxy (the “Proxy Card”) and sending it in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States or to the Company at 2150 Saint Elzear Blvd. West Laval, Quebec H7L 4A8 or by fax 514-744-6272. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

For your vote to be effective, your voting instructions must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) not later than 11:59 p.m. (Eastern Daylight Time) on April 26, 2018, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and applicable holidays, prior to the time of the rescheduled meeting. The Company’s Board of Directors may, at its discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet or by telephone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, and only the latest dated proxy received prior to the deadline will be counted.

By Order of the Board of Directors,

Christina M. Ackermann Executive Vice President and General Counsel

Dated: March 21, 2018

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT	1
ELECTRONIC DELIVERY OF VALEANT SHAREHOLDER COMMUNICATIONS	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2018	2
QUESTIONS ABOUT VOTING	2
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
BACKGROUND	8
NOMINATION OF DIRECTORS	8
NOMINEES FOR ELECTION TO THE BOARD	10
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	22
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	30
EXECUTIVE OFFICERS	31
OWNERSHIP OF THE COMPANY’S SECURITIES	32
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	32
OWNERSHIP OF MANAGEMENT	33
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	34
EXECUTIVE COMPENSATION AND RELATED MATTERS	35
COMPENSATION DISCUSSION AND ANALYSIS	35
COMPENSATION COMMITTEE REPORT	50
SUMMARY COMPENSATION TABLE	50
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	55
DIRECTOR COMPENSATION TABLE	59
EQUITY COMPENSATION PLAN INFORMATION	60
AUDIT COMMITTEE REPORT	67
CERTAIN TRANSACTIONS	68
PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	69
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO THE COMPANY’S 2014 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED UNDER THE PLAN	70
PROPOSAL NO. 4 APPOINTMENT OF AUDITORS	80
AUDITOR FEES	81
OTHER	82
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS	82
COMMUNICATION WITH THE BOARD OF DIRECTORS	82
ANNUAL REPORT AND ADDITIONAL INFORMATION	83
PROXY SOLICITATION	83
HOUSEHOLDING OF PROXY MATERIALS	83
MISCELLANEOUS	84
EXHIBIT A	A-1
EXHIBIT B	B-1
APPENDIX 1	C-1

i

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
2150 Saint Elzear Blvd. West
Laval, Quebec H7L 4A8

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2018

This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2018 Annual Meeting of Shareholders of Valeant Pharmaceuticals International, Inc., a British Columbia corporation
(the “Company” or “Valeant”). The meeting will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Monday, April 30, 2018, at 9:00 a.m., local time, and any adjournments or postponements thereof (the “Annual Meeting” or the “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. In this document, the words “Valeant,” “we,” “our,” “ours” and “us” refer only to Valeant Pharmaceuticals International, Inc. and not to any other person or entity. References to “US$” or “$” are to United States dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of March 5, 2018.

We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. See “Proxy Solicitation” below for additional information.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, in a fast and efficient manner via the Internet. On March 21, 2018, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of March 5, 2018, and post our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to the Notice.

All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to, and which appoint Mr. Papa and Ms. Ackermann as proxyholders in accordance with, this solicitation will be voted at the Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Meeting.

ELECTRONIC DELIVERY OF VALEANT SHAREHOLDER COMMUNICATIONS

We are pleased to offer to our shareholders the benefits and convenience of electronic delivery of Annual Meeting materials, including:

•	Email delivery of the Proxy Statement, Annual Report and related materials;
•	Shareholder voting on-line;
•	Reduction of the amount of bulky documents shareholders receive; and
•	Reduction of our printing and mailing costs associated with more traditional methods.

We encourage you to conserve natural resources and to reduce printing and mailing costs by signing up for electronic delivery of Valeant shareholder communications.

If you are a registered shareholder or a beneficial owner of common shares, no par value, of the Company
(“Common Shares”), or if a broker or other nominee holds your Valeant Common Shares, and you would like to sign up for electronic delivery, please visit www.proxyvote.com and enter the information requested to enroll. Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Valeant Investor Relations at 514-744-6792 or send an email to ir@valeant.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2018

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Annual Report”) is available on the Internet at our website at www.valeant.com, through the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com or through the U.S. Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com.

This Proxy Statement and the Annual Report are available at: www.proxyvote.com.

This Proxy Statement contains information regarding, among other things:

•	The date, time and location of the Meeting;
•	A list of the proposals being submitted to shareholders for approval; and
•	Information concerning voting, either in person or by proxy.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your Common Shares in person if you wish. Please note, however, that if your Common Shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS ABOUT VOTING

What decisions will the shareholders be making at the Meeting?

You will be asked to vote on each of the following proposals:

•	the election of 10 Directors to serve until the close of the 2019 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal (“Proposal No. 1”);
•	the approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers
(as defined below) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section, executive compensation tables and accompanying narrative discussions contained in this Proxy Statement (“Proposal No. 2”);
•	the approval the Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Plan”) to increase the number of Common Shares authorized under the 2014 Plan (“Proposal No. 3”); and
•	the appointment of PricewaterhouseCoopers LLP (“PwC”) as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and the authorization of the Company’s Board of Directors (the “Board”) to fix the auditors’ remuneration (“Proposal No. 4”).

The Board recommends that you vote FOR: (i) the election of the 10 Director nominees proposed by the Board in this Proxy Statement; (ii) the approval, in a non-binding advisory vote, of the compensation of the Named Executive Officers as described in the CD&A section, executive compensation tables and accompanying narrative discussion contained in this Proxy Statement; (iii) approval of the amendment to the 2014 Plan to increase the number of Common Shares authorized under the 2014 Plan and (iv) the appointment of PwC as our auditors and the authorization of the Board to fix the auditors’ remuneration.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

A simple majority of votes cast at the Meeting, whether in person, by proxy or otherwise, in favor of any of Proposal No. 1 through Proposal No. 4 will constitute approval of any such proposal submitted to a vote, subject, with respect to Proposal No. 1, to the Company’s majority vote policy described in “Proposal No. 1 Election of Directors” under “Background” below.

What impact does a Withhold or Abstain vote have?

•	Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described in “Proposal No. 1 Election of Directors” under “Background” below.
•	Proposal No. 2: Proposal No. 2 is a non-binding advisory vote. You may select “For,” “Against” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 2.
•	Proposal No. 3: With respect to the approval of an amendment to the 2014 Plan to increase the number of Common Shares authorized under the 2014 Plan, you may vote “For,” “Against,” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 3.
•	Proposal No. 4: With respect to the appointment of the proposed auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditors, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed auditors, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditors.

What is the effect if I do not cast my vote?

If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Annual Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder’s Common Shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a “broker non-vote”). If you are a beneficial owner whose Common Shares are held of record by a broker authorized to trade on the New York Stock Exchange (“NYSE”), NYSE rules permit your broker to exercise discretionary voting authority to vote your Common Shares on the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants (the “auditors”), even if the broker does not receive voting instructions from you. However, NYSE rules do not permit your broker to exercise discretionary authority to vote on the election of Directors, to vote on the non-binding advisory approval of executive compensation or to vote on the proposal to amend the 2014 Plan without instructions from you, in which case a broker non-vote will occur and your vote will not be counted as a vote cast on these matters. If you have further questions on this issue, please contact your intermediary bank or broker or Valeant Investor Relations at ir@valeant.com.

What constitutes a quorum for the Annual Meeting?

Two persons, who are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the outstanding Common Shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

Who is entitled to vote?

Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on March 5, 2018, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Meeting.

As of March 5, 2018, 348,840,468 Common Shares were issued and outstanding and entitled to be voted at the Meeting.

How do I vote?

The voting process is different depending on whether you are a record (registered) or non-record shareholder:

•	You are a record shareholder if your name appears in our share register.
•	You are a non-record shareholder if your Common Shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the Common Shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

Non-record shareholders

If you are a non-record shareholder, your intermediary will send you a voting instruction form or proxy form with this Proxy Statement. This form will instruct the intermediary how to vote your Common Shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary (including with respect to applicable timelines for providing voting instructions, which may be different from those described in this Proxy Statement) and contact the intermediary promptly if you need help. The Company will pay for delivery of proxy materials to beneficial owners, including objecting beneficial owners.

If you do not intend to attend the Meeting and vote in person, mark your voting instructions on the voting instruction form or proxy form, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or through the Internet.

If you wish to vote in person at the Meeting, follow the instructions provided by your intermediary. Your intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Meeting through the Internet. When you arrive at the Meeting, please register with the Inspector of Elections.

Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Thursday, April 26, 2018, or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled Meeting.

Record shareholders

If you are a record shareholder, a Proxy Card is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, at the Meeting.

Whether or not you plan to attend the Meeting, you may vote your Common Shares by proxy by any one of the following methods:

By mail:   Mark, sign and date your Proxy Card and send it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your Proxy Card not later than 11:59 p.m. (Eastern Daylight Time) on April 26, 2018 in order for your vote to be counted. If the Meeting is adjourned or postponed, Broadridge must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and applicable holidays, before the rescheduled Meeting.

By telephone:   Call toll free 1-800-690-6903. You will be prompted to provide your 12 digit control number printed below your pre-printed name and address on the Proxy Card. The telephone voting service is available until 11:59 p.m. (Eastern Daylight Time) on April 26, 2018. You may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Card when voting by telephone.

Via the Internet:   Go to www.proxyvote.com and follow the instructions on the website prior to 11:59 p.m. (Eastern Daylight Time) on April 26, 2018.

We provide Internet proxy voting to allow you to vote your Common Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you receive more than one Notice, your Common Shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice to ensure that all of your Common Shares are voted.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the Proxy Card. Just write in the name of the person you would like to appoint in the blank space provided in the Proxy Card. Please ensure that the person you have appointed will be attending the Meeting and is aware that he or she will be voting your Common Shares. Proxyholders should speak to the Inspector of Elections upon arriving at the Meeting. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or online.

If you sign the Proxy Card without naming your own proxyholder, or, if you vote online or by telephone, you appoint Mr. Papa and Ms. Ackermann as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the Meeting, including any continuation after adjournment of the Meeting.

How will my Common Shares be voted if I give my proxy?

On the Proxy Card, you can indicate how you want your proxyholder to vote your Common Shares, or you can let your proxyholder decide for you by signing and returning the Proxy Card without indicating a voting preference in one or more proposals. If you have specified on the Proxy Card how you want to vote on a particular proposal (by marking, as applicable, FOR, WITHHOLD, AGAINST or ABSTAIN), then your proxyholder must vote your Common Shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your Common Shares as he or she sees fit. Unless you specify voting instructions, Mr. Papa and Ms. Ackermann, as your proxyholders, will vote your Common Shares as follows:

•	FOR the election of the 10 Director nominees proposed by the Board in this Proxy Statement to serve until the close of the 2019 Annual Meeting of Shareholders;
•	FOR the approval, in an non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the CD&A section, executive compensation tables and the accompanying narrative discussions contained in this Proxy Statement;
•	FOR the approval of the amendment to the 2014 Plan to increase the number of Common Shares authorized under the 2014 Plan; and
•	FOR the appointment of PwC as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and the authorization of the Board to fix the auditors’ remuneration.

If I change my mind, can I revoke my proxy once I have given it?

If you are a non-record shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the Internet. Otherwise, contact your intermediary if you want to revoke your proxy, change your voting instructions or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Thursday, April 26, 2018, or at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the time of the Meeting if it is rescheduled. If you choose to provide voting instructions multiple times, only the latest one which is not revoked and is received prior to such deadline will be counted.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or over the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by telephone, over the Internet or by mail, or a combination thereof, only your latest vote, which is not revoked and is received prior to 11:59 p.m. (Eastern Daylight Time) on

Thursday, April 26, 2018 (or 48 hours, excluding Saturdays, Sundays and applicable holidays, before the Meeting if it is rescheduled) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, mere attendance at the Annual Meeting by a record shareholder who has voted by proxy does not revoke such proxy.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

The Proxy Card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who is soliciting my proxy?

Management of the Company is soliciting your proxy for use at the Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement, by telephone, Internet, telegraph, courier service, telecopies or other electronic means by Directors, officers or employees of the Company without special compensation or by the Company’s proxy solicitor, D.F. King Co., Inc. (“D.F. King”) for a fee of $10,000 plus reimbursement of reasonable out-of-pocket expenses. The Company will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Proxy Statement and form of Proxy Card. The Company will pay those entities holding Common Shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians, for their reasonable fees and expenses in forwarding solicitation materials to their beneficial owners and for obtaining their instructions. We anticipate that the Notice and the accompanying Proxy Card will be distributed to shareholders on or about March 21, 2018.

How can I contact the independent Directors and/or the Chairman of the Board?

You may contact the independent directors and/or the Chairman of the Board with the assistance of the Company’s Investor Relations Department. Shareholders or other interested persons can call or send a letter, email or fax to:

Valeant Pharmaceuticals International, Inc.
 Investor Relations
2150 Saint Elzear Blvd. West
Laval, Quebec H7L 4A8
Canada
Phone: 514-744-6792
 Fax: 514-744-6272
 Email: ir@valeant.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Card?

If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Card, you may contact Valeant Investor Relations as provided above.

How can I contact the Company’s transfer agent?

You may contact the Company’s transfer agent by mail or by telephone (within Canada and the United States):
AST Trust Company (Canada)
P.O. Box 700
Station B
Montreal, QC H3B 3K3
Canada
Email: inquiries@astfinancial.com
Fax: 888-249-6189
Phone (for all security transfer inquiries): 1-800-387-0825 or 416-682-3860
Website: www.astfinancial.com/ca-en

PROPOSAL NO. 1

ELECTION OF DIRECTORS

BACKGROUND

The number of Director nominees standing for election at the Meeting is 10. Under the Company’s Articles, Directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2019 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal. In an uncontested election, any Director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation promptly following the vote, which resignation must state that it will become effective upon acceptance by the Board. The Nominating and Corporate Governance Committee shall then consider the offered resignation and make a recommendation to the Board as to whether it should accept such resignation. The Nominating and Corporate Governance Committee shall be expected to accept such resignation except in satiations where extenuating circumstances would warrant the applicable director continuing to serve on the Board. Thereafter, and within 90 days of the applicable vote, the Board must decide whether to accept such resignation, and it must promptly disclose its decision via press release. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”). Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.

Each of the 10 Director nominees has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience. Also indicated is the number of the Company’s securities beneficially owned, controlled or directed, directly or indirectly, by each of the Director nominees as of March 5, 2018, as well as the aggregate value based on the $15.40 closing price per share of our Common Shares as reported on the NYSE on March 5, 2018. You will find for each Director nominee who was on the Board at any time in 2017 a record of attendance at meetings of the Board and the standing committees of the Board on which such Director nominee served from January 1, 2017 to December 31, 2017.

Nine of the 10 Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the U.S. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, all members of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are independent directors.

Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of the 10 Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these Director nominees are unable or unwilling to serve, unless otherwise specified in the signed Proxy Card, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

NOMINATION OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Directors and recommending such individuals to the Board for nomination for election by the Company’s shareholders.

In making recommendations to the Board for new nominees for election or appointment, the Nominating and Corporate Governance Committee considers the selection criteria approved by the Board from time to time, and such knowledge, experience, skills, expertise and diversity that the Board considers to be necessary for the Board, as a whole, to possess and for each Director to possess.

The Nominating and Corporate Governance Committee endeavors to recommend to the Board individuals possessing certain qualities such that the resulting Board will be comprised of a diverse membership. The Company does not have a Director retirement policy; however, the Nominating and Corporate Governance Committee considers the results of its Director assessment process in determining the nominees to be put forward on a regular basis. The Company has not set term limits for independent directors because it does not believe term limits are necessary to provide for adequate Board renewal. The Nominating and Corporate Governance Committee and the

Board, in conducting Director evaluations and nominations, considers the composition of the Board and whether there is a need to include nominees with different skills, experiences and perspectives on the Board. This mechanism has resulted in a reasonable level of Board renewal, such that our current Board is comprised of individuals who have served on our Board or the board of a predecessor of the Company from less than one year to nine years.

The Nominating and Corporate Governance Committee views diversity in a broad context and considers a variety of factors. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted a formal written diversity policy. The objective of the diversity policy is to require the consideration of a wide range of attributes, competencies, characteristics, experiences and backgrounds, including consideration of the number of women on the Board, when considering the composition of the Board in the Director identification and nomination (and re-nomination) process. The key provisions of the diversity policy emphasize the Company’s view about the benefits of diverse backgrounds and the need to consider diversity in evaluating the needs of the Board. The Nominating and Corporate Governance Committee will oversee and annually evaluate the implementation and effectiveness, both as measured annually and cumulatively, of the diversity policy in conjunction with its Board evaluation and nomination process. The Nominating and Corporate Governance Committee assesses the effectiveness of the diversity policy by reference to, among other things, the extent to which the current Board and the nominees for election to the Board reflect the stated objectives of the Board as set out in the diversity policy. The Company has not established a specific target number or date by which to achieve a specific number of women on the Board, as we consider a multitude of factors in determining the best nominee at the time and consider the Company’s objectives and challenges at such time. If all of our Director nominees are elected by shareholders at this Annual Meeting, then two Directors, representing 20% of our Directors, will be women. For a discussion of the Company’s policy regarding the level of women in executive officer positions, see “Succession Planning” below.

In considering an individual’s experience, the following additional criteria are also considered:

Healthcare and Healthcare Industry Expertise:   The Board values Directors with experience in healthcare and the healthcare industry, including the pharmaceutical, consumer and life science industries, who can draw on their functional expertise and industry relationships to assist the Board and management in executing the Company’s strategy.

International Business Experience:   To complement the Company’s multinational and cross-border operations, the Board seeks to have Directors with a global business perspective who can assist the Board and management in successfully navigating the business, political, legal and regulatory environments in the countries in which the Company conducts, or seeks to conduct, its business.

Financial Literacy:   The Board believes that it is important for its Directors to possess significant financial reporting, compliance and accounting expertise. Among other functions, the Board and the Audit and Risk Committee have oversight responsibility with respect to the quality and integrity of the Company’s financial statements, the internal and external audit functions, and internal control over financial reporting and disclosure controls and procedures. It is therefore important that Directors are financially knowledgeable.

Corporate Governance Experience:   The Board is responsible for the stewardship of the Company and supervising its management, business and affairs, in addition to being responsible for adopting and monitoring the Company’s corporate governance guidelines and policies. In order to carry out these responsibilities, it is important that the Board be comprised of individuals who understand corporate governance issues, the various constituencies interested in such issues, and have a proven track record of sound business judgment, integrity and high ethical standards. Many of the Company’s Director nominees have experience serving on public company boards in multiple jurisdictions, including the United States and Canada.

Executive Leadership:   The Board believes that it is important for its Directors to possess strong management experience at senior corporate levels. It is important that the Board be comprised of individuals who have held senior management positions with companies or business entities who have experience with mergers, acquisitions and strategic business transactions and who have a strong background in implementing, managing and overseeing strategic planning and business development initiatives. A number of the Company’s Director nominees possess extensive leadership experience and have held a number of senior management and leadership positions with global organizations.

Submitting Director Recommendations to the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company’s shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Chairperson. Recommendations made by shareholders in such manner will undergo the same evaluation as other Board recommended nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee Charter”) which is available on the Company’s website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”). For additional information regarding the standards for nominees to the Board, please refer to our Corporate Governance Guidelines.

In order for a shareholder’s Director nominee to be included in the management proxy circular and proxy statement as a nominee for an Annual Meeting of Shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed under the British Columbia Business Corporations Act (“BCBCA”) and in the Company’s Articles. For additional information regarding the deadlines and procedures for submitting such nominations for the 2019 Annual Meeting of Shareholders, please see the discussion below under “Shareholder Proposals and Director Nominations for the 2019 Annual Meeting of Shareholders” below.

NOMINEES FOR ELECTION TO THE BOARD

Each of the proposed Director nominees is an incumbent Director. Mr. Paulson was not elected at last year’s annual meeting but was appointed to the Board in June 2017. Each Director nominee elected at the 2018 Annual Meeting will hold office until the close of the 2019 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed, or until such Director’s earlier resignation or removal.

In light of Dr. Eshelman’s recent additional responsibilities, the Company has determined to not nominate him to stand for re-election at the Annual Meeting. Dr. Eshelman’s service will therefore end on the date of the Annual Meeting. We would like to thank Dr. Eshelman for his service on our Board and express our appreciation for the support and guidance that he has provided to us during his tenure.

The voting results from last year’s election of Directors for each candidate who was elected are as follows:

Name	For	Withheld	Broker Non-Votes
Richard U. De Schutter	123,623,109	5,319,736	98,872,954
Dr. Fredric N. Eshelman	126,125,069	2,817,776	98,872,954
D. Robert Hale	123,127,211	5,815,634	98,872,954
Dr. Argeris (Jerry) N. Karabelas	123,529,948	5,412,897	98,872,954
Sarah B. Kavanagh	126,292,442	2,650,403	98,872,954
Joseph C. Papa	123,983,101	4,959,744	98,872,954
Robert N. Power	125,649,938	3,292,907	98,872,954
Russel C. Robertson	126,590,227	2,352,618	98,872,954
Thomas W. Ross, Sr.	126,166,299	2,776,546	98,872,954
Amy B. Wechsler, M.D.	123,473,243	5,469,602	98,872,954

The following narrative provides details about each of the Director nominees’ background and experience and summarizes the specific attributes, competencies and characteristics that led to the Nominating and Corporate Governance Committee’s and the Board’s determination to nominate such individual as a Director for election by the shareholders at the Meeting. In addition, the narrative lists the number of meetings of the Board or applicable committee each Director nominee, who was a Director of the Company in 2017, attended in 2017 and lists the directorships of public companies held by the nominees during the past five years other than the Company. The narrative also sets out the number of securities of the Company each Director nominee beneficially owned, controlled or directed, directly or indirectly, as of February 28, 2018 (unless otherwise indicated), as well as the aggregate value based on the $15.40 per share closing price of our Common Shares on March 5, 2018, as reported on the NYSE. The Company’s Board adopted a change to the Company’s Director’s share ownership requirement in 2017, which was designed to align with the Company’s expanded peer group. Under the Company’s Director share ownership guidelines, each non-employee Director is expected to hold or control Common Shares, vested, restricted or deferred share units or a combination thereof, having a market value at least equal to five (5) times the annual Board cash retainer not later than the fifth anniversary of his or her election or appointment to the Board or, for individuals who were Directors on May 30, 2012, not later than May 30, 2017. The annual cash retainer of the Board is currently $100,000 per year (or a current aggregate amount of $500,000 at the fifth anniversary of Director’s election or appointment to the Board). Please see “Director Compensation” below. The number of stock options, as set out below, indicates stock options previously awarded to eligible participants under our stock option plans (the “Options”). Currently, non-management Directors do not receive stock options. Starting on May 17, 2011, non-management Directors began receiving restricted share units (“RSUs”). Information for each Director nominee as to securities beneficially owned, controlled or directed, directly or indirectly, is not within our knowledge and therefore has been provided by each Director nominee.

Mr. De Schutter has served on the Board since January 2017. Prior to his retirement, Mr. De Schutter served as the Chairman and Chief Executive Officer of DuPont Pharmaceuticals Company from July 2000 until its acquisition by Bristol-Myers Squibb in October 2001. Mr. De Schutter was also a director and Chief Administrative Officer of Pharmacia Corporation, which was created through the merger of Monsanto Company and Pharmacia & Upjohn in 2000. Prior to the merger, Mr. De Schutter was a director, Vice Chairman and Chief Administrative Officer for Monsanto. From 1995 to 1999, he served as Chairman and CEO of G.D. Searle & Co., Monsanto’s wholly owned pharmaceutical subsidiary. Mr. De Schutter currently serves as a director of AuVen Therapeutics and Applied Silver, Inc. He was previously Chairman of Navicure, Inc. from 2002 to 2016, of Incyte Corporation from 2003 to 2015, of Sprout Pharmaceuticals, Inc. (“Sprout”) from 2011 to 2015, of Durata Therapeutics Inc. from 2012 to 2014. Mr. De Schutter was also a director of Smith & Nephew plc from 2001 to 2014, during which time he also served as the Lead Independent Director from 2011 to 2014. Mr. De Schutter earned a Bachelor of Science degree in 1963, and a Master of Science Degree in Chemical Engineering om 1965 from the University of Arizona.

Director Qualifications:
The Board has determined that Mr. De Schutter’s many years of experience in senior management and board positions of publicly-traded companies, as well as his extensive insight and knowledge of the pharmaceutical industry and healthcare related issues qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Richard U. De Schutter
 Arizona, USA
Age 77

Independent

63,042 Common Shares1 — $1,124,846
33,020 RSUs (comprised of 7,614 vested RSUs —
$117,256 and 25,406 unvested RSUs — $391,252)
No Options
Total Equity Value at Risk2: $1,242,102, representing 248% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 1,242% of the Director’s annual retainer.

De Schutter 2017 Meeting Attendance:
Board — 8/8;
Nominating and Corporate Governance Committee —
3/3;
Finance and Transactions Committee — 4/4;
Talent and Compensation Committee — 4/4.

[1]	Includes 10,000 Common Shares purchased by Mr. De Schutter on March 8, 2018.
[2]	The Total Equity Value at Risk calculation for each Director includes only beneficially owned Common Shares and owned and vested RSUs for the relevant Director and does not include the value of any options or unvested share units.

Mr. Hale has served on the Board since August 2015. He is a Partner of ValueAct Capital Management, L.P. (“ValueAct Capital”), a governance-oriented investment fund which invests in a concentrated portfolio of public companies and works collaboratively with management and the board of directors on matters such as strategy, capital structure, M&A and talent management. During his tenure at ValueAct Capital as a Partner, and formerly as a Vice President and Associate, Mr. Hale has worked on investments in the pharmaceutical, medical device, information technology and business services industries. Prior to joining ValueAct Capital in January 2011, Mr. Hale was a Principal with The Parthenon Group, a strategy consultancy firm, working with corporate and private equity clients in industries such as investment management, media, education and retail in both the Boston and Mumbai offices of Parthenon’s strategic consulting practice. He also worked in an investment role at Parthenon’s long-short public equity vehicle, Strategic Value Capital. Mr. Hale is a former director of MSCI, Inc.

Director Qualifications:
The Board has determined that Mr. Hale’s in-depth knowledge of complex financial and global capital market issues, his proven leadership experience in investment and governance positions and his extensive knowledge of financial and operational matters qualify him to serve as a member of the Board and the committees on which he sits.

Mr. D. Robert Hale
 California, USA
Age 33

Independent

18,010,027 Common Shares —$277,354,416
(for details of Mr. Hale’s beneficial ownership, please see “Ownership of Management” on page 33)
25,406RSUs (comprised of 0 vested RSUs — $0 and 25,406 unvested RSUs — $391,252)
No Options
Total Equity Value at Risk: for this purpose, attributing the foregoing Common Shares beneficially owned to Mr. Hale, $277,354,416, representing 55,471% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 277,354% of the Director’s annual retainer.

2017 Meeting Attendance:
Board — 8/8;
Audit and Risk Committee — 4/4;
Finance and Transactions Committee — 6/6;
Talent and Compensation Committee — 4/4.

Dr. Karabelas has served on the Board since June 2016. Since December 2001, Dr. Karabelas has been a Partner at Care Capital, LLC (“Care Capital”), a life sciences venture firm with $500M under management. Prior to his work at Care Capital, from July 2000 to September 2001, Dr. Karabelas was the founder and Chairman at Novartis BioVenture Fund. Dr. Karabelas served as Head of Healthcare and CEO of Worldwide Pharmaceuticals for Novartis Pharma AG from 1998 to 2000, with responsibilities for Novartis Pharma, Ciba Vision, Generics and strategic and operational leadership of research and development. Prior to joining Novartis, Dr. Karabelas was Executive Vice President of SmithKline Beecham responsible for U.S. and European operations, regulatory and strategic marketing. Dr. Karabelas has served on numerous boards of pharmaceutical and therapeutics companies, including Renovo, plc, Vanda Pharmaceuticals, Inc., NitroMed, Inc., and SkyePharma, plc. Since May 2015 has served as a board member of REGENEXBIO Inc. He also previously served as a director of Inotek Pharmaceuticals Corporation (which merged with Rocket Pharmaceuticals, Inc. in 2017) from July 2012 through June 2016, and served as Chairman from February 2004 through January 2012. Dr. Karabelas also served as a board member of Human Genome Sciences from 2003 to 2013. He is currently Chairman of Polyphor, LTD and has been a board member of Braeburn Pharmaceuticals, Inc. since 2015.

Director Qualifications:
The Board has determined that Dr. Karabelas’ many years of experience in senior management positions, his strong knowledge of strategic and regulatory issues, his insight into international operations and his international perspective on the pharmaceutical industry and healthcare related issues qualify him to serve as a member of the Board.

Dr. Argeris (Jerry) N. Karabelas
 New Hampshire, USA
Age 65

Independent

4,000 Common Shares — $61,600
42,132 RSUs (comprised of 16,726 vested RSUs —
$257,580 and 25,406 unvested RSUs — $391,252)
No Options
Total Equity Value at Risk: $319,180, representing 64% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 320% of the Director’s annual retainer. Dr. Karabelas has until June 2021 to achieve the expected minimum equity ownership under the share ownership guidelines.

2017 Meeting Attendance:
Board — 8/8;
Finance and Transactions Committee — 6/6;
Talent and Compensation Committee — 4/4.

Ms. Kavanagh has served on the Board since July 2016. From June 2011 through May 2016, she served as a Commissioner, and since 2014, as Chair of the audit committee, at the Ontario Securities Commission. She is currently a director of Hudbay Minerals Inc. (chair of audit committee) and a Trustee of WPT Industrial REIT (chair of compensation and governance committee). In addition to her public company directorships, she is a director at the American Stock Transfer & Trust Company LLC (chair of audit committee) and the Canadian Stock Transfer Company, a director of Sustainable Development Technology Canada (chair of audit and investment committee), and a director of Canadian Tire Bank. Between 1999 and 2010, Ms. Kavanagh served in various senior investment banking roles at Scotia Capital Inc., including Vice-Chair and Co-Head of Diversified Industries Group, Head of Equity Capital Markets, Head of Investment Banking. Prior to Scotia Capital, she held several senior financial positions with operating companies. She started her career as an investment banker with a bulge bracket firm in New York. Ms. Kavanagh graduated from Harvard Business School with a Masters of Business Administration and received a Bachelor of Arts degree in Economics from Williams College. She completed the Directors Education Program at the Institute of Corporate Directors in May 2011.

Director Qualifications:
The Board has determined that Ms. Kavanagh’s extensive experience of complex financial and capital market issues at various banking institutions, and her in-depth knowledge of financial and operational matters qualify her to serve as a member of the Board and the committees on which she sits.

Sarah B. Kavanagh
 Toronto, Canada
Age 61

Independent

0 Common Shares
39,864 RSUs (comprised of 14,458 vested RSUs —
$222,653 and 25,406 unvested RSUs — $391,252)
No Options
Total Equity Value at Risk: $222,653, representing 45% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 223% of the Director’s annual retainer. Ms. Kavanagh has until July 2021 to achieve the expected minimum equity ownership under the share ownership guidelines.

2017 Meeting Attendance:
Board — 8/8;
Audit and Risk Committee — 10/10;
Nominating and Corporate Governance Committee — 6/6.

Mr. Papa has been our Chairman of the Board and CEO since May 2016. Mr. Papa has more than 35 years of experience in the pharmaceutical, healthcare and specialty pharmaceutical industries, including 20 years of branded prescription drug experience. He served as the CEO of Perrigo Company plc (“Perrigo”) since 2006 and was appointed as its Chairman in 2007. He resigned from all positions at Perrigo in April 2016. Prior to joining Perrigo, Mr. Papa served from December 2004 to October 2006 as Chairman and CEO of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. From 2001 to 2004, he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc. (“Watson”). Prior to joining Watson, Mr. Papa has also held management positions at DuPont Pharmaceuticals, Pharmacia/Searle and Novartis AG. Mr. Papa has been a director of Smith & Nephew, a developer of advanced medical devices, since August 2008.

Director Qualifications:
The Board has determined that Mr. Papa’s extensive experience as a chief executive officer of a public company, where he demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations, and his understanding of operations and financial strategy in challenging environments qualify him to serve as a member of the Board. Additionally, Mr. Papa’s knowledge of the pharmaceutical industry and business, combined with his drive for innovation and excellence, position him well to serve as the Chairman of the Board.

Mr. Joseph C. Papa
 New Jersey, USA
Age 62

Not Independent

232,000 Common Shares(1) — $3,572,800
373,367 RSUs (comprised of 0 vested RSUs — $0 and
373,367 unvested RSUs — $5,749,852)
682,652 Options
Total Equity Value at Risk: $3,572,800, based on the value of the Common Shares beneficially owned by Mr. Papa (but excluding all options and unvested RSUs).

Mr. Papa is subject to share ownership guidelines under the terms of his employment agreement with the Company and as further described in the Compensation Discussion and Analysis section beginning on page 35.

2017 Meeting Attendance:
Board — 8/8.

[1]	Includes 30,000 Common Shares purchased by Mr. Papa on March 13, 2018.

Mr. Paulson has served on the Board of Directors since June 2017. He is the President and Portfolio Manager of Paulson & Co. Inc., an investment management company specializing in global mergers, event arbitrage and credit strategies founded in 1994.

Mr. Paulson received his Masters of Business Administration with high distinction, as a Baker Scholar, from Harvard Business School in 1980. He graduated summa cum laude in Finance from New York University's College of Business and Public Administration in 1978. Prior to forming Paulson & Co. Inc. in 1994, he was a partner of Gruss Partners and managing director in mergers and acquisitions at Bear Stearns.

Mr. Paulson serves on the Board of Trustees of New York University, Board of Trustees of the Central Park Conservancy, the Deans Advisory Board of the Harvard Business School, the Board of Directors of the 92nd Street Y, the Board of the Partnership for New York City, and the Chairman's Circle of the Metropolitan Museum of Art.

Director Qualifications:
The Board has determined that the skills and expertise that Mr. Paulson acquired founding and leading Paulson & Co., including his in-depth knowledge of financial transactions and leadership abilities, qualify him to serve as a member of the Board and the committee on which he sits.

Mr. John A. Paulson
New York, USA
Age 62

Independent

20,839,035 Common Shares (for details of Mr. Paulson’s beneficial ownership, please see “Ownership of Management” on page 33)— $320,921,139

39,246 RSUs (comprised of 21,349 vested RSUs — $328,745 and 17,897 unvested RSUs — $275,614)
No Options
Total Equity Value at Risk: $321,249,914, representing 64,250% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 321,250% of the Director’s annual retainer.

2017 Meeting Attendance:
Board — 4/4;
Finance and Transactions Committee— 3/3.

Mr. Power has served on the Board since August 2008. Mr. Power was a faculty member at The Wharton School of Business, University of Pennsylvania, where he taught multinational marketing from 2009 to 2011. Mr. Power has over 25 years’ experience working in the pharmaceutical and biotechnology industry through a number of leadership positions with Wyeth beginning in 1985 through 2007, including Director — New Product Development, Managing Director — U.K./Ireland, Vice President — Global Marketing, President — Europe, Middle East, Africa, President — International and Executive Vice President — Global Business Operations. Mr. Power also has completed the Director Professionalism course offered by the National Association of Corporate Directors.

Director Qualifications:
The Board has determined that Mr. Power’s extensive experience in the pharmaceutical industry and international business is a valuable contribution to the Board. In addition, his experience in general management, strategic planning, working with R&D organizations, business development, product marketing, merging and streamlining of organizations and his demonstrated leadership in a multi-billion dollar business qualify Mr. Power as a member of the Board and the committees on which he sits.

Mr. Robert N. Power
 Pennsylvania, USA
Age 61

Independent

6,601 Common Shares — $101,655
51,627 RSUs (comprised of 26,221 vested
RSUs — $403,803 and 25,406 unvested
RSUs — $391,252)
No Options
Total Equity Value at Risk: $505,459, representing 101% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 505% of the Director’s annual retainer.

2017 Meeting Attendance:
Board — 8/8;
Audit and Risk Committee — 10/10;
Nominating and Corporate Governance Committee — 6/6.

Mr. Robertson has served on the Board since June 2016. He served as Executive Vice President and Head, Anti-Money Laundering, at BMO Financial Group (“BMO”), a diversified financial services organization, from July 2013 to August 2016. Prior to that role, he served as Executive Vice President, Business Integration, at BMO Financial Group, and as Vice Chair at BMO Financial Corp. since March 2011. He joined BMO as interim Chief Financial Officer (“CFO”), BMO Financial Group in March 2008 and was appointed CFO, BMO Financial Group in August 2009. Before joining BMO, he spent over 35 years as a Chartered Public Accountant. In this capacity, he held various senior positions with a number of major accounting firms, including holding the positions of Vice Chair, Deloitte & Touche LLP in Toronto, Canada, from 2002 to 2008, and Canadian Managing Partner, Arthur Andersen LLP, from 1994 to 2002. Mr. Robertson holds a Bachelor of Arts degree (Honours) from the Ivey School of Business at the University of Western Ontario. Since June 2012, Mr. Robertson has served on the board of Turquoise Hill Resources. He was on the board of Virtus Investment Partners, Inc. from May 2013 to August 2016.

Director Qualifications:
The Board has determined that Mr. Robertson’s extensive experience of complex financial matters at Deloitte & Touche LLP and Arthur Andersen LLP, in-depth knowledge of financial and accounting matters and leadership capabilities in senior finance positions qualify him to serve as a member of the Board and as Chairman of the Audit and Risk Committee.

Mr. Russel C. Robertson
 Toronto, Canada
Age 70

Independent

0 Common Shares
55,858 RSUs (comprised of 30,452 vested
RSUs — $468,961 and 25,406 unvested
RSUs —$391,252)
No Options
Total Equity Value at Risk: $468,961, representing 94% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 469% of the Director’s annual retainer. Mr. Robertson has until June 2021 to achieve the expected minimum equity ownership under the share ownership guidelines.

2017 Meeting Attendance:
Board — 8/8;
Audit and Risk Committee — 10/10;
Conduct and Compliance Committee — 4/4.

Mr. Ross has served on the Board since March 2016 and was appointed our Lead Independent Director in June 2016. He has served as the President of Volcker Alliance since July 2016 and is President Emeritus of the University of North Carolina (“UNC”) having served as President from January 2011 to January 2016. He currently serves as the Sanford Distinguished Fellow in Public Policy at the Duke University Sanford School of Public Policy. Prior to becoming President of the UNC system, Mr. Ross served as President of Davidson College, Executive Director of the Z. Smith Reynolds Foundation, director of the North Carolina Administrative Office of the Courts, a Superior Court judge, chief of staff to U.S. Congressman Robin Britt, a member of the Greensboro, NC law firm Smith, Patterson, Follin, Curtis, James & Harkavy and as an Assistant Professor of Public Law and Government at UNC Chapel Hill’s School of Government.

Director Qualifications:
The Board has determined that Mr. Ross’s demonstrated leadership in senior management positions, extensive experience with corporate governance responsibilities and complex knowledge of legal, compliance and operational issues qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Thomas W. Ross, Sr.
 North Carolina, USA
Age 67

Independent

9,000 Common Shares — $138,600
43,228 RSUs (comprised of 17,822 vested
RSUs — $274,459 and 25,406 unvested
RSUs — $391,252)
No Options
Total Equity Value at Risk: $413,059, representing 83% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 413% of the Director’s annual retainer. Mr. Ross has until March 2021 to achieve the expected minimum equity ownership under the share ownership guidelines.

2017 Meeting Attendance:
Board — 8/8;
Conduct and Compliance Committee — 4/4;
Nominating and Corporate Governance Committee — 6/6.

Dr. Wechsler has served on the Board since June 2016. She has been a practicing dermatologist in New York City since 2005. Dr. Wechsler is the author of The Mind-Beauty Connection, published by Simon & Schuster in 2008. She is board certified in both dermatology and psychiatry and is also an Adjunct Clinical Professor in Psychiatry at the Weill Cornell Medical College. As an expert on skin health, Dr. Wechsler serves as an advisor for Chanel Skin Care and is also a certified trainer and well-known KOL Speaker, qualified to teach physicians and other medical professionals in the use of various dermatological products. Dr. Wechsler is an active member of several medical professional organizations, including the American Academy of Dermatology; the American Psychiatric Association; the American Academy of Child and Adolescent Psychiatry; the Independent Doctors of New York; The Physicians Scientific Society; and The Skin Cancer Foundation. Dr. Wechsler completed her residency in psychiatry and a fellowship in child and adolescent psychiatry at New York Presbyterian Hospital’s Payne Whitney Clinic. She also completed a residency in dermatology at SUNY Downstate Medical Center.

Director Qualifications:
The Board has determined that Dr. Wechsler’s many years of experience as a board-certified dermatologist and psychiatrist, her strong knowledge of medical products to assist patients with their medical needs and her insight into the medical field and pharmaceutical industry and healthcare related issues qualify her to serve as a member of the Board.

Amy B. Wechsler, M.D.
 New York, USA
Age 48

Independent

0 Common Shares
47,556 RSUs (comprised of 22,150 vested RSUs —
$341,110 and 25,406 unvested RSUs — $391,252)
No Options
Total Equity Value at Risk: $341,110, representing 68% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-management Directors and 341% of the Director’s annual retainer. Dr. Wechsler has until June 2021 to achieve the expected minimum equity ownership under the share ownership guidelines.

2017 Meeting Attendance:
Board — 7/8;
Conduct and Compliance Committee — 4/4;
Talent and Compensation Committee — 4/4.

None of the Directors or Director nominees were selected for nomination at this year’s Annual Meeting pursuant to any arrangement or understanding. None of the Directors or Director nominees are related by blood, marriage or adoption to one another or to any Named Executive Officer of the Company.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are periodically assessed against those practices suggested by recognized governance authorities and are designed to maintain alignment with shareholder interests and key governance best practices.

Director Independence

The Board believes that in order to be effective our Board must be able to operate independently of management. As described in our Corporate Governance Guidelines available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”), a sufficient number of Directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements applicable to the Company. The Corporate Governance Guidelines further provide that the Nominating and Corporate Governance Committee, as well as the Board, reviews the relationships that each Director has with the Company in order to satisfy itself that these independence criteria have been met. On an annual basis, as part of our disclosure procedures, all Directors complete a questionnaire pertaining to, among other things, share ownership, family and business relationships and Director independence standards. The Board must then disclose in the Company’s annual management proxy circular and proxy statement the identity of each of the independent directors and the basis for the Board’s determination for each of the Directors who are not independent.

The Board is currently comprised of 11 members. The Board has determined that 10 of our 11 current Directors (or 91%) are “independent directors” within the meaning of applicable regulatory and stock exchange requirements in Canada and the United States, as none of them have a material relationship with the Company that could interfere with their exercise of independent judgment. The 10 independent directors currently on the board are: Mr. Ross (Lead Independent Director), Mr. De Schutter, Dr. Eshelman, Mr. Hale, Dr. Karabelas, Ms. Kavanagh, Mr. Paulson, Mr. Power, Mr. Robertson, Mr. Ross and Dr. Wechsler. If each of the Director nominees is elected at the 2018 Annual Meeting, the Board will be comprised of ten Directors, nine of whom will be independent directors. In rendering its determination regarding Director independence, the Board considered that in 2014, Dr. Wechsler entered into a consulting agreement with the Company to be a member of the aesthetics steering committee which advised management of the Company, for which she was paid approximately $33,000 in the aggregate for 2014 and 2015. On April 25, 2016, Mr. Papa entered into an employment agreement with the Company as its Chairman of the Board and CEO and for this reason, he will not be an independent director and will not be eligible to serve on the Audit and Risk Committee, the Talent and Compensation Committee, or the Nominating and Corporate Governance Committee.

None of our current Directors or Director nominees has entered into service or similar contracts with us, with the exception of Mr. Papa, who has entered into an employment agreement with us as our Chairman of the Board and CEO.

The table below sets forth each current Director’s membership on our standing Board committees.

	Audit and Risk Committee	Talent and Compensation Committee	Nominating and Corporate Governance Committee	Conduct and Compliance Committee	Finance and Transactions Committee
Richard U. De Schutter		✔			✔
Dr. Fredric N. Eshelman				✔	✔
D. Robert Hale		✔			✔*
Dr. Argeris (Jerry) N. Karabelas		✔*			✔
Sarah B. Kavanagh	✔		✔
Joseph C. Papa(1)
John A. Paulson					✔
Robert N. Power	✔		✔*
Russel C. Robertson	✔*			✔
Thomas W. Ross, Sr.			✔	✔*
Amy B. Wechsler, M.D.		✔		✔

Notes:

*	Indicates Chairperson of the Board committee
(1)	Chairman of the Board

Board Leadership Structure

The Board believes that the most effective Board leadership structure for the Company at the present time is for the CEO to serve as Chairman of the Board in conjunction with the appointment of a Lead Independent Director as described below. Combining the positions of Chairman and CEO provides the Company with decisive and effective leadership. The Board believes that Mr. Papa’s in-depth knowledge of the Company’s operations and his vision for its development make him the best qualified person to serve as both Chairman and CEO. Because the CEO is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the Board believes that Mr. Papa is the Director most qualified to act as Chairman of the Board. The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability.

The Company’s Corporate Governance Guidelines provide that if the Chairman is not independent, then the independent Directors on the Board shall appoint a Lead Independent Director. The Chairman, if independent, or the Lead Independent Director, if the Chairman is not independent, will assume the responsibilities set forth in the Company’s Position Description for the Lead Independent Director, which is posted on the Company’s website. These responsibilities include: (i) fostering processes that allow the Board to function independently of management and encouraging open and effective communication between the Board and management of the Company; (ii) providing input to the Chairman on behalf of the independent directors with respect to Board agendas; (iii) presiding at all meetings of the Board at which the Chairman is not present, as well as regularly scheduled executive sessions of independent directors; (iv) in the case of a conflict of interest involving a Director, if appropriate, asking the conflicted Director to leave the room during discussion concerning such matter and, if appropriate, asking such Director to recuse him or herself from voting on the relevant matter; (v) communicating with the Chairman and the CEO, as appropriate, regarding meetings of the independent directors and resources and information necessary for the Board to effectively carry out its duties and responsibilities; (vi) serving as liaison between the Chairman and the independent directors; (vii) being available to Directors who have concerns that cannot be addressed through the Chairman; (viii) having the authority to call meetings of the independent directors; and (ix) performing other functions as may reasonably be requested by the Board or the Chairman. The independent Directors on the Board annually appoint a Lead Independent Director, who will assume the responsibilities set forth in the Company’s Position Description for the Lead Independent Director. Mr. Ross is the Board’s current Lead Independent Director.

Meetings of Independent Directors

The Corporate Governance Guidelines provide that at any meeting of the Board, the independent Directors of the Board shall meet in executive session and that an opportunity shall be provided during the meeting for any member of the Board to make such a request. Consequently, the independent directors currently meet in executive sessions at a majority of the regularly scheduled Board meetings. From January 1, 2017 to December 31, 2017, independent directors held an executive session at four of the four regularly scheduled Board meetings and at one of the four ad hoc Board meetings. At any meeting of the Board, the Board shall meet in executive session and an opportunity shall be provided during the meeting for any member of the Board to make such a request.

Meetings of the Board

The Board meets regularly, at least four times per year. Additional meetings can be called when necessary. The Board meets annually to review our strategic plan. From January 1, 2017 to December 31, 2017, the Board had four regularly scheduled meetings and four ad hoc meetings to review specific matters. All agendas of the meetings are set by the Chairman of the Board in consultation with the Board committee Chairpersons, as necessary.

As required under the Articles of the Company, in order to transact business at any Board meeting, at least fifty percent of the Directors in office must be present. During all meetings of the Board held between January 1, 2017 and December 31, 2017, at least fifty percent of our Directors participated.

In 2017, the Board had five standing committees: Audit and Risk Committee, Talent and Compensation Committee, Nominating and Corporate Governance Committee, Conduct and Compliance Committee, and Finance and Transactions Committee. Directors are expected to attend and participate in substantially all meetings of the Board and of all committees on which they serve. The attendance records at Board and meetings of the committees for each Director who was a Director of the Company from January 1, 2017 to December 31, 2017 are set forth below.

	Board 8 Meetings		Audit and Risk Committee 10 Meetings			Talent and Compensation Committee 4 Meetings		Nominating and Corporate Governance Committee 6 Meetings		Conduct and Compliance Committee 4 Meetings		Finance and Transactions Committee 6 Meetings		Overall
Director	#	%	#		%	#	%	#	%	#	%	#	%	#	%
Richard U. De Schutter(1)	8/8	100%	—		—	4/4	100%	3/3	100%	—	—	4/4	100%	20/20	100%
Dr. Frederic N. Eshelman	8/8	100%	—		—	—	—	—	—	4/4	100%	6/6	100%	18/18	100%
D. Robert Hale	8/8	100%	4/4	(2)	100%	4/4	100%	—	—	—	—	6/6	100%	22/22	100%
Dr. Argeris (Jerry) N. Karabelas	8/8	100%	—		—	4/4	100%	—	—	—	—	6/6	100%	18/18	100%
Sarah B. Kavanagh	8/8	100%	10/10		100%	—	—	6/6	100%	—	—	—	—	24/24	100%
Joseph C. Papa	8/8	100%	—		—	—	—	—	—	—	—	—	—	8/8	100%
John A. Paulson(3)	4/4	100%	—		—	—	—	—	—	—	—	3/3	100%	7/7	100%
Robert N. Power	8/8	100%	10/10		100%	—	—	6/6	100%	—	—	—	—	24/24	100%
Russel C. Robertson	8/8	100%	10/10		100%	—	—	—	—	4/4	100%	—	—	22/22	100%
Thomas W. Ross, Sr.	8/8	100%	—		—	—	—	6/6	100%	4/4	100%	—	—	18/18	100%
Amy B. Wechsler, M.D.	7/8	88%	—		—	4/4	100%	—	—	4/4	100%	—	—	15/16	94%
(1)	Mr. De Schutter was a member of the Nominating and Corporate Governance Committee from February 21, 2017 through May 2, 2017, and joined the Finance and Transactions Committee on May 3, 2017.
(2)	Mr. Hale was a member of the Audit and Risk Committee from June 14, 2016 through May 2, 2017.
(3)	Mr. Paulson's attendance records relate to the period following his appointment to the Board on June 14, 2017, and reflect his appointment to the Finance and Transactions Committee on August 2, 2017.

Charter of the Board

The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and our officers. Under the charter of the Board (the “Board Charter”), the Board has established committees to assist with its responsibilities: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Finance and Transactions Committee and the Conduct and Compliance Committee.

Under the Board Charter, the Board is responsible for, among other things, the following corporate governance related matters:

•	overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives;
•	developing and approving our approach to and practices regarding corporate governance;
•	succession planning;
•	overseeing orientation and education programs for new Directors and ongoing education opportunities for continuing Directors;
•	reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value;
•	approving and assessing compliance with all significant policies and procedures by which the Company is operating, including our Standards of Business Conduct (as described below);
•	reviewing our principal risks and assessing whether appropriate systems are in place to manage such risks; and
•	ensuring the integrity and adequacy of our internal controls.

The Board Charter is attached to this Proxy Statement as Exhibit B and is available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”).

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board, the Lead Independent Director in the event that the Chairman is not independent, the Chairperson of each of the Audit and Risk Committee, the Nominating and Corporate Governance Committee and the Talent and Compensation Committee and the CEO. The position descriptions are posted on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”). The position descriptions are reviewed annually.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees the Board’s continuing education program which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Company through discussions with the Company’s management and the incumbent Directors by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the Directors up-to-date with disclosure and corporate governance requirements and best practices, the Company and its business and the environment in which it operates, as well as developments in the responsibilities of Directors. From time to time, Directors may accompany sales representatives to visit doctors’ offices for a better comprehension of the current trends in the pharmaceutical marketplace. The Board may also invite representatives of various business units to Board meetings to discuss business strategy and market analysis, as well as make on-site visits of the operations of the Company at the various facilities of the Company. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Chairman of the Board. Directors may attend meetings with physicians for updates in the pharmaceutical industry and market. In 2017, some Directors participated in outside seminars and conferences on educational topics that included business models and strategies, accounting oversight, healthcare industry dynamics, tax reform, cybersecurity and issues of general importance to board members.

Ethical Business Conduct

Standards of Business Conduct (including the Code of Ethics for CEO and Senior Financial Executives)

We have a written code of business conduct and ethics entitled the Standards of Business Conduct (the “Standards”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Standards. Supervisors are responsible for maintaining awareness of the Standards and for reporting any deviations to management. In addition, the Standards require the Company to conduct regular audits to test compliance with the Standards. Subject to Board approval, responsibility for the establishment and periodic update and review of the Standards falls within the mandate of the Audit and Risk Committee and the Conduct and Compliance Committee.

Employees, officers and Directors are required to immediately report violations of the Standards and can report confidentially and anonymously through the Company’s business ethics hotline, in addition to having the option of reporting to their supervisors, the appropriate department head, division President, our Chief Compliance Officer or our General Counsel. The Board has established reporting procedures in order to encourage employees, officers and Directors to raise concerns regarding matters addressed by the Standards on a confidential basis free from discrimination, retaliation or harassment. Employees and officers who violate the Standards may face disciplinary actions, including dismissal.

Code of Ethics

We also have a Code of Ethics for the CEO and Senior Finance Executives (the “Code of Ethics”), which is designed to deter wrongdoing and promote (i) honest and ethical conduct in the practice of financial management, (ii) full, fair, accurate, timely and understandable disclosure, and (iii) compliance with all applicable laws and regulations. Violations of the Code are reported to the Chief Compliance Officer. Failure to observe the terms of the Code of Ethics may result in disciplinary action, including dismissal.

The Standards (including the Code of Ethics) are available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”). These documents are also available in print to shareholders upon request. Shareholders may submit their request to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada.

We intend to satisfy any disclosure requirements regarding amendments to or waivers of, any provision of the Standards or its appendix that sets forth certain additional information relating to the Code of Ethics by posting such information on the Company’s website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”).

Directors’ Share Ownership

To support the alignment of Directors’ interests with our interests and those of our shareholders, non-management Directors are expected, in accordance with our Corporate Governance Guidelines, to hold or control Common Shares, vested restricted or deferred share units or a combination thereof, having a market value at least equal to five (5) times the annual Board cash retainer by not later than the fifth anniversary of such Director’s election or appointment, or for individuals who were Directors on May 30, 2012, not later than May 30, 2017. Based on the current annual cash retainer of the Board of $100,000 per year, the minimum value of equity each of our non-management Directors are required to hold is $500,000. Mr. Power, who was required to satisfy the minimum equity ownership requirement by May 30, 2017, has satisfied the minimum equity ownership requirement based on the $15.40 per share closing price for Common Shares on March 5, 2018, as reported on the NYSE. Of the remaining nine non-management Directors (each of whom has been appointed or elected to the Board since January 1, 2016), three have met the Director share ownership requirements described in this paragraph, and the remainder are anticipated to meet these requirements by the fifth year following their election or appointment, as applicable. Each non-management Director’s progress toward the Directors’ share ownership is provided in further detail in their biographies, which appear in the section “Nominees for Election to the Board” beginning on page 10 of this Proxy Statement.

Risk Oversight

Our Board participates in risk management oversight, with a view of supporting the achievement of organizational objectives, including strategic objectives, improving long-term organizational performance and enhancing shareholder value. In addition, the Audit and Risk Committee and the Conduct and Compliance Committee assist the Board in monitoring and overseeing the Company’s Standards and risk management. Various other committees of the Board also have responsibility for monitoring risk management in specific areas. For example, the Talent and Compensation Committee annually reviews and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company. See “Talent and Compensation Committee — Compensation Risk Determination” below. In addition, the Nominating and Corporate Governance Committee periodically provides oversight with respect to risks associated with our corporate governance policies and practices, including our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also oversees and reviews evaluations of the Board and each of our Board committees. The Conduct and Compliance Committee provides oversight for the Company’s global ethics and healthcare compliance program, and oversees the Company’s receipt and handling of business ethics reports received pursuant to the Company’s Business Ethics Reporting Program.

Under the supervision of our Board, our management is responsible for assessing and managing our exposure to various risks. We have a global Enterprise Risk Management (“ERM”) office that reports to our Executive Vice President and General Counsel. The ERM office’s objectives include, but are not limited to, managing known risks through assessments and action plans, identifying emerging risks and reporting on the ERM process and risk findings to the Audit and Risk Committee on a quarterly basis.

Board Committees

In 2017, the Board had five standing committees: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Conduct and Compliance Committee and the Finance and Transactions Committee. No member of any committee is presently an employee of the Company or its subsidiaries. The specific responsibilities of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are identified in each such committee’s charter. Copies of the charters for each of the foregoing committees are available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”), and are also available in print to shareholders upon request submitted to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada. The responsibilities of the Conduct and Compliance Committee and the Finance and Transactions Committee were identified by the Board and the Nominating and Corporate Governance Committee.

The Chairman of the Board and the Chairperson of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are expected to be available to respond to questions from shareholders at the Annual Meeting.

Audit and Risk Committee

The Audit and Risk Committee is currently comprised of three independent directors: Mr. Robertson (Chairperson), Mr. Power and Ms. Kavanagh. The responsibilities, powers and operation of the Audit and Risk Committee are set out in the written charter of the Audit and Risk Committee (the “Audit and Risk Committee Charter”). Pursuant to the Audit and Risk Committee Charter, each member of the Audit and Risk Committee is an independent director as defined and required by applicable regulatory and stock exchange rules. The Board has concluded that each member of the Audit and Risk Committee is “financially literate” as defined under National Instrument 52-110 — Audit Committees and as required under NYSE rules, and each of Mr. Robertson and Ms. Kavanagh qualify as an “audit committee financial expert” under the regulations promulgated by the Securities and Exchange Commission.

The Audit and Risk Committee operates pursuant to the Audit and Risk Committee Charter. Its responsibilities include, among other things, responsibility for reviewing and recommending to the Board our annual financial statements and management’s discussion and analysis of results of operation and financial condition (“MD&A”) and reviewing and approving our interim financial statements and MD&A. As contemplated in the Audit and Risk Committee Charter, the Audit and Risk Committee periodically meets with our internal auditor and with our external auditors without management being present. The Audit and Risk Committee also recommends to the Board the external auditors to be nominated for approval by the Company’s shareholders, as well as the compensation of the external auditors. The charter also provides that the Audit and Risk Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing practices.

In accordance with the Audit and Risk Committee Charter, the Audit and Risk Committee also provides assistance to the Board in fulfilling its oversight function with respect to:

•	the quality and integrity of our financial statements;

•	compliance with our code of conduct, and legal and regulatory requirements, including with respect to disclosure of financial information;
•	the qualifications, performance and independence of our external auditor;
•	the performance of our senior finance employees and internal audit function;
•	internal controls and certifications; and
•	monitoring the appropriateness and effectiveness of the Company’s risk management systems and policies, including evaluating on a regular basis the effectiveness and prudence of senior management in managing the Company’s operations and the risks to which it is exposed.

The Audit and Risk Committee also consults with the Conduct and Compliance Committee with respect to investigating compliance matters other than those relating to financial reporting, accounting, internal accounting controls and auditing matters.

The Audit and Risk Committee Charter provides that no member of the Audit and Risk Committee may hold ten percent or more of the Company’s capital stock or serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Audit and Risk Committee.

Talent and Compensation Committee

The Talent and Compensation Committee is currently comprised of four independent directors: Dr. Karabelas (Chairperson), Mr. De Schutter, Mr. Hale, and Dr. Wechsler. The responsibilities, powers and operation of the Talent and Compensation Committee are set out in the written charter of the Talent and Compensation Committee (the “Talent and Compensation Committee Charter”). In accordance with the Talent and Compensation Committee Charter, each member of the Talent and Compensation Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Talent and Compensation Committee Charter, the key responsibilities of the Talent and Compensation Committee include:

•	reviewing and approving corporate goals and objectives in connection with the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and (either as a committee or together with the other independent directors who satisfy the independence, “non-employee” and “outside director” requirements under the Talent and Compensation Committee Charter) determining and approving the compensation of the CEO based on such evaluation;
•	reviewing and approving each element of total compensation for all officers (as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”));
•	reviewing and approving arrangements with executive officers relating to their employment relationships with us;
•	reviewing talent management and succession planning materials for key roles;
•	providing strategic supervision of our benefit plans, programs and policies; and
•	reviewing and recommending to the Board for approval the CD&A to be included in the Company’s annual management proxy circular and proxy statement and/or annual report on Form 10-K and preparing the Talent and Compensation Committee Report.

Compensation

For details on the philosophy and approach adopted by the Talent and Compensation Committee with respect to compensation of our officers, please see “Compensation Discussion and Analysis” starting on page 35.

The Talent and Compensation Committee has the authority to retain and compensate any consultants and advisors it considers necessary to fulfill its mandate. It shall, annually or on an as-needed basis, specify the work to be performed by, and agree on the associated fees to be paid to the compensation consultants. It shall also review annually the work performed and fees paid. In addition, the Talent and Compensation Committee Charter provides that the Talent and Compensation Committee shall report to the Board, on an annual basis, the nature of any additional work or non-Board based services conducted by any such compensation consultant and associated fees paid, if approved by the Chairperson of the Talent and Compensation Committee.

Periodically, and at least annually, the Talent and Compensation Committee selects and retains independent consultants to conduct comprehensive reviews and assessments of our policies, procedures and internal controls for setting compensation of the CEO and other members of senior management. The consultant prepares and submits relevant information and analyses to the Talent and Compensation Committee. As discussed below under “Compensation Discussion and Analysis,” in 2017, the Talent and Compensation Committee retained Pay Governance LLC (“Pay Governance”), as its independent consultant to provide advice on compensation matters. Pay Governance’s services included the following: (i) periodically reviewing our executive compensation programs, including base salary, short-term incentives, equity-based incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group of similar-sized pharmaceutical companies as measured by revenue and/or market capitalization; (ii) advising the Talent and Compensation Committee with regard to the compensation packages of the CEO and other members of senior management; (iii) reviewing the proxy and specifically the Compensation Discussion and Analysis; and (iv) preparing and attending select Talent and Compensation Committee Meetings. All of the services provided by Pay Governance during the fiscal year 2017 were provided to the Talent and Compensation Committee. Pay Governance did not provide any additional services to the Company during the fiscal year 2017. The Talent and Compensation Committee has assessed, at the relevant times, the independence of Pay Governance and concluded that its engagement of Pay Governance did not raise any conflict of interest with the Company or any of the Company’s Directors or executive officers.

The Talent and Compensation Committee considers the advice and analysis of the independent compensation consultants, together with other factors the Talent and Compensation Committee considers appropriate (including feedback from shareholders and corporate governance groups, market data, knowledge of the comparator group and personal knowledge and experience of the Talent and Compensation Committee members), in reaching its decisions and making compensation determinations for the CEO and executive officers to the Board.

Succession Planning

The Board regularly undertakes a thorough review of succession planning over the course of the year, led by the efforts of the Talent and Compensation Committee. The Talent and Compensation Committee continuously reviews the Executive Committee and key positions within the Company to ensure the continuity and comprehensiveness of succession planning companywide. Among other factors, the Talent and Compensation Committee considers the level of representation of women in executive officer and managerial positions when making appointments and considering succession planning by considering the overall number of women currently serving in such roles at the Company and by actively considering women candidates for such positions when they become available; however, the Company does not have a specific target number or date by which to achieve a specific number of women, as it considers a multitude of factors in determining the best person for any position. Women currently lead a substantial portion of our businesses and global functions, in the following roles: EVP and General Counsel (who also serves as an executive officer of the Company); SVP, Global Human Resources; SVP, Diversified Products; SVP and General Manager, Ophthalmology Pharmaceuticals and Surgical; SVP, Market Access and Commercial Operations; SVP, Chief Compliance Officer; SVP, Treasurer; VP, International Vision Care; and VP, Regulatory Affairs. Overall, one (representing 20%) of the Company’s executive officers is a woman.

The Board, primarily through the Talent and Compensation Committee, regularly receives exposure to executives, managers and other personnel in the organization by attending and participating in the Company’s business and strategy meetings.

The Board’s participation in these events provides significant exposure to the Company’s leadership team and strategic focus which greatly enhances the Board’s ability to conduct succession planning, as well as to gain insight as it oversees organization risk and strategy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of three independent directors: Mr. Power (Chairperson), Ms. Kavanagh and Mr. Ross. The responsibilities, powers and operation of the Nominating and Corporate Governance Committee are set out in the committee’s written charter (the “Nominating and Corporate Governance Committee Charter”). Pursuant to the Nominating and Corporate Governance Committee Charter, each member of the Nominating and Corporate Governance Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Nominating and Corporate Governance Committee Charter, the key responsibilities of the Nominating and Corporate Governance Committee include, among others:

•	identifying individuals qualified to become Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board;
•	providing recommendations to the Board regarding the competencies and skills the Board, as a whole should possess, and the qualifications of its Directors;
•	recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures, developing new charters for any new committees established by the Board, if not otherwise mandated by the Board, monitoring relationships and communication between management and the Board and monitoring emerging best practices in corporate governance;
•	reviewing the composition and mandate of the Board and each committee of the Board annually and, if appropriate, recommending to the Board any changes it considers desirable with respect thereto; and
•	overseeing our orientation process for new Directors and our continuing education program for all Directors.

The Nominating and Corporate Governance Committee annually develops and recommends processes for assessing the performance and effectiveness of the Board as a whole and the committees of the Board and reports annually to the Board on the results of such assessments. The Board and each committee conduct annual self-assessments of their performance and effectiveness, including a review of their compliance with their respective charters, in accordance with the process established by the Nominating and Corporate Governance Committee and adopted by the Board. The Board intends to conduct a peer review of the Directors on a periodic basis to supplement the annual reviews of the Board and each committee. The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding Director compensation. For information regarding the compensation of Directors, please see “Director Compensation” below.

Finance and Transactions Committee

The Finance and Transactions Committee is currently comprised of five independent directors: Mr. Hale (Chairperson), Mr. De Schutter, Dr. Eshelman, Dr. Karabelas and Mr. Paulson. It was established to assist the Board in providing fiduciary oversight and strategic advice with respect to the Company’s significant transactional activities, advising the Board regarding the Company’s significant financing activities and monitoring the overall financial condition of the Company and the impact of our significant financing activities.

Conduct and Compliance Committee

The Conduct and Compliance Committee is currently comprised of four independent directors: Mr. Ross (Chairperson), Dr. Eshelman, Mr. Robertson, and Dr. Wechsler. The Conduct and Compliance Committee was established to provide oversight for the Company’s non-financial compliance matters, including the Company’s overall compliance programs, policies and procedures, matters of significant legal or regulatory compliance, and material reports or inquiries from government or regulatory agencies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Talent and Compensation Committee is comprised of Dr. Karabelas (Chairperson), Mr. De Schutter, Mr. Hale and Dr. Wechsler, each of whom is (i) a non-employee Director for purposes of Rule 16b-3 of the Exchange Act, as amended, (ii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable, and (iii) an independent director. None of the members of the Talent and Compensation Committee is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2017 within the meaning of Item 407(e)(4)(iii) of Regulation S-K. See “Certain Transactions — Certain Related-Person Transactions” below for a description of related-person transactions.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Name	Age	Title
Joseph C. Papa	62	Chief Executive Officer
Paul S. Herendeen	62	Executive Vice President and Chief Financial Officer
Christina M. Ackermann	53	Executive Vice President and General Counsel
Thomas J. Appio	56	Executive Vice President, Company Group Chairman, International
William D. Humphries	51	Executive Vice President, Company Group Chairman, Dermatology

Below is a description of each executive officer who is not also a Director nominee of the Company.

PAUL S. HERENDEEN has been our Executive Vice President and Chief Financial Officer since August 2016. Prior to joining Valeant, he served as Executive Vice President and CFO of Zoetis Inc. for two years. From 2005 to 2013 and from 1998 to 2001, Mr. Herendeen served as CFO at Warner Chilcott, a specialty pharmaceuticals company. He rejoined Warner Chilcott after four years as EVP and CFO of MedPointe, a privately held healthcare company, where he served as CFO from 2001 until 2005. Prior to that, Mr. Herendeen spent nine years as a principal investor at both Dominion Income Management and Cornerstone Partners, where he worked on investments as well as mergers and acquisitions for the firms and their portfolio companies. He spent the early part of his career in banking and public accounting, having held various positions with the investment banking group of Oppenheimer & Company, the capital markets group of Continental Bank Corporation and as a senior auditor with Arthur Andersen & Company. Mr. Herendeen earned a Master of Business Administration (MBA) from the University of Virginia’s Darden School of Business, and holds a bachelor’s degree in Business Administration from Boston College.

CHRISTINA M. ACKERMANN has been our Executive Vice President and General Counsel since August 2016. Prior to joining Valeant, Ms. Ackermann was part of the Novartis group of companies for the past 14 years, most recently serving as Senior Vice President, General Counsel for Alcon, where she was responsible for the Legal, Intellectual Property and Compliance functions. Prior to this, she served as Global Head, Legal and General Counsel at Sandoz, the generics division of Novartis, from 2007 to 2012. She joined Novartis Pharma in 2002 as Head, Legal Technical Operations and Ophthalmics and assumed the role of Head Legal General Medicine in July 2005. Before Novartis, Ms. Ackermann served in Associate General Counsel roles with Bristol Myers Squibb and DuPont Pharmaceuticals, as well as in private practice, where she focused on securities and mergers & acquisitions. Ms. Ackermann has a Post Graduate Diploma in EC Competition Law from the University of London, U.K. and a Bachelor of Laws from Queen’s University, Kingston, Canada.

THOMAS J. APPIO has been our Executive Vice President, Company Group Chairman, International since August 2016. Mr. Appio joined Valeant from Bausch & Lomb in 2013, and under his leadership Valeant has experienced accelerated growth in revenue and profitability in the region, particularly in China. During his almost seven years with Bausch & Lomb, Mr. Appio served as Vice President, North Asia/Japan and as Managing Director, Greater China and Japan. Prior to joining Bausch & Lomb, Mr. Appio served 23 years with Schering-Plough in a wide range of leadership and operations responsibilities. Mr. Appio has spent nearly 19 years working in the Asia Pacific region. Mr. Appio holds a Bachelor of Science in Accounting from Arizona State University, W.P. Carey School of Business.

WILLIAM D. HUMPHRIES has been our Executive Vice President, Company Group Chairman, Dermatology since January 2017. He was previously CEO of Merz North America from March 2012 until December 2016, where he oversaw strategic direction and collaboration among three North American companies: Merz Pharmaceuticals, LLC, Merz Aesthetics, Inc. and Merz Pharma Canada, Ltd. Prior to joining Merz, he served as the President of Stiefel, a leader in global dermatology and skin health, where he spearheaded two major acquisitions, and led the global integration of Stiefel into GlaxoSmithKline. Previously, Mr. Humphries held multiple senior executive roles within Allergan, Inc., concluding as Vice President of the U.S. Skincare business. Mr. Humphries has been a director of Clearside Biomedical, Inc., a late-stage clinical biopharmaceutical company, since January 2012, and has also served as a director of Aclaris Therapeutics, Inc., a dermatologist-led biopharmaceutical company, since September 2016. He holds a Bachelor of Arts from Bucknell University and an MBA from Pepperdine University.

None of the executive officers of the Company were selected pursuant to any arrangement or understanding, other than their respective employment agreements with the Company. None of the executive officers are related by blood, marriage or adoption to one another or to any Director or nominee for Director of the Company.

OWNERSHIP OF THE COMPANY’S SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of March 5, 2018.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership (#)		Percentage of Class (%)(1)
Paulson & Co. Inc.	20,860,384	(2)	5.97
1251 Avenue of the Americas, New York, NY 10020
VA Partners I, LLC	18,011,537	(3)	5.16
One Letterman Drive, Building D, Fourth Floor, San Francisco, CA 94129

This table is based upon information supplied by the principal shareholders and Schedules 13D and 13G filed with the U.S. Securities and Exchange Commission (the “SEC”) and “early warning reports” and similar regulatory filings filed on SEDAR. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.

(1)	Based on 348,840,468 Common Shares outstanding on March 5, 2018.
(2)	According to a Schedule 13D filed by Paulson & Co. Inc. on August 9, 2017, it has the sole power to vote and sole power to dispose of 20,839,035 of our Common Shares. This number includes 21,349 RSUs that are payable upon Mr. Paulson’s separation of service as a Director of the Company.
(3)	According to information provided to the Company by VA Partners I, LLC on March 9, 2018, VA Partners I, LLC has the sole power to vote and dispose of 18,011,027 of our Common Shares. This number includes 16,951,744 Common Shares owned directly by ValueAct Capital Master Fund, L.P. and 1,059,793 Common Shares owned directly by ValueAct Co-Invest Master Fund, L.P. These shares may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P. and ValueAct Capital Co-Invest, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P. and ValueAct Capital Co-Invest, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of Value Act Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. This total includes the transfer to ValueAct Capital Master Fund, L.P. of 12,803 shares, which were previously awarded to Mr. Hale pursuant to the Company’s Director compensation policy. Under an agreement with ValueAct Capital, Mr. Hale held these shares for the benefit of the limited partners of ValueAct Capital Master Fund, L.P. and as such, the vested shares have been transferred. Mr. Hale is a Partner of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 5, 2018 (unless otherwise noted below), certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares beneficially owned by (i) each Director and each Director nominee, (ii) each executive officer named in the Summary Compensation Table on page 50 (together, the “Named Executive Officers,” or “NEOs”), and (iii) all Directors and executive officers as a group. None of the shares held by directors and executive officers included in the table are pledged as security.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership(1)(2)(3)	Percentage of Class(4)
Named Executive Officers, Directors and Director Nominees
Christina M. Ackermann	43,092	*
Thomas J. Appio	69,645	*
Richard U. De Schutter(5)	80,656	*
Dr. Fredric N. Eshelman	12,892	*
D. Robert Hale(6)	18,011,537	5.16%
Paul S. Herendeen(7)	390,158	*
William D. Humphries	78,834	*
Dr. Argeris (Jerry) N. Karabelas	20,726	*
Sarah B. Kavanagh	14,458	*
Joseph C. Papa(8)	573,326	*
John A. Paulson(9)	20,860,384	5.98%
Robert N. Power	32,822	*
Russel C. Robertson	30,452	*
Thomas W. Ross, Sr.	26,822	*
Amy B. Wechsler, M.D.	22,150	*
Directors and executive officers of the Company as a group (15 persons)	40,267,954	11.54%
*	Less than 1% of the outstanding Common Shares.
(1)	This table is based on information supplied by current executive officers and Directors. We believe that Common Shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any Common Shares shown in this table are subject to community property laws.
(2)	The amounts reported include RSUs that are payable on separation of service for the following Directors: Mr. De Schutter, 7,614; Dr. Karabelas, 16,726; Ms. Kavanagh, 14,458; Mr. Paulson, 21,349; Mr. Power, 26,221; Mr. Robertson, 30,452; Mr. Ross, 17,822; and Dr. Wechsler, 22,150.
(3)	Included in the Common Shares set forth above are the following stock options that are currently exercisable, or will become exercisable within 60 days after March 5, 2018, as follows: Ms. Ackermann, 29,982; Mr. Appio, Mr. Herendeen, 333,333; Mr. Humphries, 50,286; and Mr. Papa, 341,326.
(4)	Applicable percentage ownership is based on 348,840,468 Common Shares outstanding on March 5, 2018. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding Common Shares subject to options, warrants, rights or conversion privileges held by that person that are currently exercisable or exercisable within 60 days of March 5, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Under Rule 13d-3 of the SEC, certain Common Shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the Common Shares).
(5)	Excludes 10,000 Common Shares purchased by Mr. De Schutter on March 8, 2018.

(6)	According to information provided to the Company by VA Partners I, LLC on March 9, 2018, VA Partners I, LLC has the sole power to vote and dispose of 18,011,537 of our Common Shares. This number includes 16,951,744 Common Shares owned directly by ValueAct Capital Master Fund, L.P. and 1,059,793 Common Shares owned directly by ValueAct Co-Invest Master Fund, L.P. These shares may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P. and ValueAct Capital Co-Invest, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P. and ValueAct Capital Co-Invest, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of Value Act Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. This total includes the transfer to ValueAct Capital Master Fund, L.P. of 12,803 shares, which were previously awarded to Mr. Hale pursuant to the Company’s Director compensation policy. Under an agreement with ValueAct Capital, Mr. Hale held these shares for the benefit of the limited partners of ValueAct Capital Master Fund, L.P. and as such, the vested shares have been transferred. Mr. Hale is a Partner of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(7)	Excludes 15,000 Common Shares purchased by Mr. Herendeen on March 13, 2018.
(8)	Excludes 30,000 Common Shares purchased by Mr. Papa on March 13, 2018.
(9)	According to a Schedule 13D filed by Paulson & Co. Inc. on August 9, 2017, it has the sole power to vote and sole power to dispose of 20,839,035 of our Common Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such executive officers, Directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms it received, or written representations from certain reporting persons for whom no such forms were required, the Company believes that during fiscal year 2017, all executive officers, Directors and 10% beneficial owners of the Company timely filed all forms required by Section 16(a) except for the following: Mr. Paulson filed one late Form 4 relating to a single transaction.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) section describes our compensation approach and programs for our Named Executive Officers (“NEOs”) for 2017. Our NEOs for 2017 are:

•	Joseph C. Papa, Chairman of the Board and Chief Executive Officer
•	Paul S. Herendeen, Executive Vice President and Chief Financial Officer
•	Christina M. Ackermann, Executive Vice President and General Counsel
•	Thomas J. Appio, Executive Vice President, Company Group Chairman, International
•	William D. Humphries, Executive Vice President, Company Group Chairman, Dermatology

2017 Business Results

2017 was a year of strong progress as we delivered organic growth, while significantly reducing our debt and investing in our Bausch + Lomb, Salix and Ortho Dermatologics businesses, as we move towards the final phase of our strategic plan – the transformation of Valeant. We achieved the following financial results for 2017:

•	GAAP Revenues of $8.724 Billion
•	GAAP Net Income of $2.404 Billion
•	GAAP Cash Flow from Operations of $2.290 Billion
•	Adjusted EBITDA (non-GAAP) of $3.638 Billion

Please see Appendix 1 for a reconciliation of our non-GAAP financial measures to GAAP financial measures and related disclosures.

Our Compensation Philosophy

Valeant’s compensation philosophy is designed to attract, retain, and motivate executives, including our NEOs, who are committed to the ongoing transformation of our company. Our compensation program is intended to link executive compensation to long-term business performance, while providing compensation opportunities that are competitive as compared to our peers and align the interests of our executives with those of our shareholders. Our programs also balance appropriate risk taking and incorporate shareholder feedback.

A significant portion of total compensation is linked to satisfying our financial targets and strategic initiatives, in addition to achieving positive total returns to shareholders.

In determining the appropriate mix of base salary and incentive pay (including annual cash incentives and long-term equity) for our NEOs, the Talent and Compensation Committee seeks to balance:

•	Attracting and retaining our executives with the stability of a competitive base salary;
•	Promoting pay-for-performance, as we believe that incentive pay appropriately rewards executives for their contribution to our overall performance; and
•	Aligning compensation with company performance and shareholder value creation through the use of performance-based equity compensation awards.

In allocating between short-term and long-term compensation, the Talent and Compensation Committee seeks to establish a balance between rewarding past performance and future contributions. In that respect, the Talent and Compensation Committee designs our annual incentive program to reward executives who achieve pre-determined financial metrics and strategic priorities, and it grants equity awards under our long-term incentive program to provide an opportunity for additional compensation based on delivering on our long-term performance and shareholder value creation.

The compensation opportunity provided to our NEOs is primarily performance-based. In 2017, over 60% of our CEO’s and our other NEO’s compensation opportunity, on average, was performance-based pay, subject to the achievement of annual and long-term performance goals, including the growth of our stock price over time. Messrs. Papa and Herendeen did not receive equity awards in 2017 under our Long-Term Incentive (“LTI”) Program. With their transition in 2018 to the annual LTI Program, as discussed in more detail below, we expect the percentage of their compensation opportunity that is performance-based will further increase going forward.

Shareholder-Friendly Compensation Practices

We maintain the following shareholder-friendly compensation practices which further align the interests of our executives with those of our shareholders and balance appropriate risk taking.

What We Do

•	Share ownership guidelines – All NEOs are subject to significant share ownership guidelines. The Talent and Compensation Committee has updated these guidelines for 2018 to better align with our peers and market practice. Pursuant to our Share Ownership Guidelines, our CEO is required to hold 6 times base salary, and our other NEOs are required to hold 3 times base salary.
•	Holding requirements – In connection with his hiring, our CEO was required to purchase $5,000,000 of Common Shares, and our other NEOs are required to hold 50% of their net shares that vest under our long-term incentive plans, until they satisfy our Share Ownership Guidelines.
•	Performance-based equity – We grant performance share units with rigorous performance goals, that align the interest of our executives with our shareholders.
•	Capped award payouts – We set maximum award levels under our annual incentive program and performance share units.
•	Clawback – The Board may exercise its discretion to require any employee who receives equity-based compensation to reimburse bonus, incentive or equity-based compensation awarded in the event of (1) a material restatement or adjustment to our financial statements or (2) detrimental conduct by the employee which has caused material financial, operational, or reputational harm to us.
•	Double trigger following a change in control – No unvested equity awards accelerate upon a change in control, unless a qualifying event results in the termination of employment.
•	Limited severance – Our severance arrangements are modest, providing a cash severance payment for our NEOs equal to one times annual base salary and annual target incentive (two times in the event of termination following a Change in Control, and for our CEO).
•	Independent compensation consultant – The Talent and Compensation Committee has engaged an independent compensation consultant that has no other ties to us or to our management.
•	Shareholder engagement – We maintain a robust investor outreach program that enables us to obtain ongoing feedback on our compensation program.

What We Don’t Do

•	No hedging – Our anti-hedging policy prohibits officers, Directors and employees from engaging in hedging, short selling, or monetization transactions with our stock.
•	No pledging – Our anti-pledging policy prohibits officers, Directors and employees from holding our securities in a margin account where the securities are subject to margin sales or pledging our securities as loan collateral. The anti-pledging policy exempts any margin accounts in existence at the time the policy was adopted by the Company. None of our NEOs or Directors hold our securities in margin accounts subject to margin sales or pledging as loan collateral.
•	No repricing of underwater options – Repricing of stock options is expressly prohibited by our Omnibus Incentive Plan.
•	No excise tax gross-ups – We will not gross-up any excise tax that may be triggered as a result of a change in control severance payment.
•	No single trigger vesting – We do not provide for “single trigger” equity award vesting or other “single trigger” payments or benefits upon a change in control.

•	No dividend or dividend equivalents on unearned incentive awards
•	No supplemental executive retirement plan – Executives are only eligible to participate in our tax-qualified Retirement Savings Plan that is provided on the same terms to all employees.
•	No automatic or guaranteed annual salary increases

2017 Shareholder Engagement

At our 2017 Annual Meeting of Shareholders, we held a non-binding advisory vote with respect to the compensation of our NEOs (commonly referred to as a “say-on-pay” vote). While we have always sought feedback on our compensation program from our shareholders, since the 2016 Annual Meeting of Shareholders, and given the approval rating of our executive compensation program of 68%, we have engaged in considerably more dialogue and engagement with our shareholders in order to solicit feedback on our new compensation philosophy. Members of our Talent and Compensation Committee directly engaged with 11 investors in April 2017 representing approximately 30% of our outstanding shares at that time. Broader outreach was sought, but certain investors were not available to meet.

The outcome of the 2017 say-on-pay vote and our shareholder engagement were both factors we considered as we continue to refine the Company’s executive compensation strategy and programs. The Talent and Compensation Committee is committed to ongoing engagement with our shareholders and intends to continue these outreach efforts in order to increase shareholder support going forward.

Key Shareholder Feedback

•	General acknowledgement of progress in stabilization/turnaround of the company
•	Importance of senior leader retention in order to successfully execute turnaround plan
•	Continued emphasis on need for alignment between shareholder interests and NEO long-term compensation
Findings	Response to Feedback
Support for long-term performance orientation, metrics-driven plans, and alignment	Long-term orientation continues

Support for LTI “portfolio approach” (vs. 100% PSU approach)	LTI balanced portfolio approach used for executives (3 vehicles: Performance Stock Units (“PSUs”), RSUs, and stock options) in 2017 and implemented for CEO and CFO in 2018

Suggestion that capital metrics such as leverage ratio and/or ROIC should be included in annual evaluation	2017 and 2018 PSU design uses ROTC, which integrates a capital metric into our incentive programs

CEO long-term incentive program should be aligned with the awards granted to the executive team	In 2018, CEO LTI grants will be similar to executive team and reflect the same PSU metrics

Concerns over the CEO PSUs’ high share price goals; namely, concerns regarding whether they appropriately balanced incentivizing performance versus risk management, and provided enough retention incentive
Shareholder feedback was considered when deciding to cancel CEO new hire PSU grant and provide new balanced LTI portfolio grant

Discretionary bonus provided to CEO and certain NEOs in early 2017	Bonus payouts in early 2018 (for 2017 performance) were purely formulaic

Response to Shareholder Feedback

Shareholder feedback was considered when designing the annual compensation programs for our NEOs. As disclosed in last year’s proxy statement, the Talent and Compensation Committee introduced a new long-term incentive program for its senior-most executives to better align the awards with Valeant’s business strategy and plan to transform the company. This approach is more consistent with pharmaceutical industry practices, including awarding annual LTI grants (versus front-loaded multi-year grants) and providing a balanced portfolio of Performance Share Units (PSUs), Restricted Share Units (RSUs), and Stock Options. The Committee has decided to continue this balanced portfolio approach for 2018 as well, consistent with shareholder feedback regarding the need for alignment between shareholder interests and NEO long-term compensation.

In light of these changes, the Talent and Compensation Committee reviewed the front-loaded multi-year grants received by our Chief Executive Officer, Joseph C. Papa, and our Executive Vice President and Chief Financial Officer, Paul S. Herendeen upon joining the Company in 2016. As a result of this review, as disclosed in our Form 8-K filing on March 12, 2018, the Board of Directors decided that Mr. Papa and Mr. Herendeen will be eligible to receive the same balanced portfolio of LTI grants on an annual basis as is awarded to other senior executives, and the 933,416 PSUs Mr. Papa received upon hire in 2016 were cancelled. This approach better aligns Mr. Papa and Mr. Herendeen’s long-term compensation with the business strategy and financial plan that Valeant has developed to turn around the company. It also reflects the feedback of our shareholders as noted in the table above, specifically by harmonizing the CEO and CFO LTI with the rest of the senior executive team through a “portfolio approach” and by providing more retentive value to senior leaders who are critical to the successful execution of our turnaround plan.

Compensation Process

Role of the Talent and Compensation Committee

Our Board’s Talent and Compensation Committee, which is comprised entirely of independent directors, is responsible for implementing, monitoring, and evaluating our executive compensation philosophy and objectives and oversees the compensation program for senior executives. The Talent and Compensation Committee reviews and approves, or recommends to the Board for approval, all components of executive pay, and reports its decisions to the Board. The Board, with the assistance of the Talent and Compensation Committee, reviews or approves matters related to executive compensation on an as-needed basis. The Committee’s responsibilities and authority are described fully in the Committee’s charter, which is available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance — Board Committee Charters”).

Role of Management

Our CEO makes recommendations to the Talent and Compensation Committee for base salary, annual incentive awards and equity grants for each NEO (other than the CEO), whose compensation is determined solely by the Talent and Compensation Committee, or recommended to the Board for approval. Our CEO and Senior Vice President of Human Resources also provide recommendations to the Committee on other elements of our compensation program for senior executives, including, for example, the design and metrics under our annual and long-term incentive programs.

Our CEO and Senior Vice President of Human Resources also lead a process each year to establish the collective strategic priorities of the senior executive team, and then, with each executive, agree on individual performance goals that tie to the achievement of these strategic priorities. These strategic priorities are shared with the Committee and their input is considered before finalizing these priorities.

Role of the Independent Compensation Consultant

In 2017, the Talent and Compensation Committee again engaged the services of Pay Governance as its independent consultant to provide advice on executive compensation matters. Pay Governance reported directly to the Talent and Compensation Committee, which instructed the consultants to give it objective advice and without influence by management, and to provide such advice for the benefit of the Board and our shareholders. Pay Governance did not provide any other services to the Company or its management. The Committee has evaluated Pay Governance’s independence by considering the requirements adopted by the NYSE and the SEC, and has determined that no conflict of interest exists.

Peer Group

Each year, the Talent and Compensation Committee reviews its peer group to determine if any changes should be made in order to ensure our peers reflect the businesses in which we compete for talent, and include relevant comparators, such as industry, business focus, and revenue.

Based on these criteria, for 2018, the Talent and Compensation Committee reviewed the recommendation of its independent compensation consultant, Pay Governance, which resulted in the removal of AbbVie Inc. and the addition of Jazz Pharmaceuticals plc and United Therapeutics Corporation, to better balance the peer group with companies of similar size, as follows:

Alexion Pharmaceuticals, Inc.	Endo International plc
Allergan plc	Jazz Pharmaceuticals plc
Amgen Inc.	Mallinckrodt plc
Biogen Inc.	Mylan N.V.
Bristol-Myers Squibb Company	Perrigo Company plc
Celgene Corporation	United Therapeutics Corporation
Eli Lilly and Company	Zoetis Inc.

Since we hire executives largely from within the pharmaceutical industry, we use data from this peer group to benchmark pay levels as well as pay practices. In addition to proxy data for the above companies, the Talent and Compensation Committee also utilizes the Willis Towers Watson’s Pharmaceuticals and Health Sciences Survey to supplement this data both in terms of pay levels as well as pay practices.

The Committee references the median of the market data as a guide when making decisions. Market data is one element that the Committee uses to make pay decisions. Multiple factors are considered in determining total compensation opportunity, including our compensation philosophy, the executive’s role and responsibility, the executive’s past performance, internal equity, and expected contributions and experience in the role.

Components of Executive Compensation

The components of executive compensation for our NEOs, as described in more detail below, include (i) base salary; (ii) incentive pay (including annual cash incentive and long-term equity incentives); (iii) retirement and welfare benefits; and (iv) executive benefits and perquisites.

Base Salary

We set our base salaries at competitive levels necessary to attract and retain top performing senior executives, including our NEOs. Base salaries provide an amount of fixed compensation to each senior executive for the performance of their core duties.

Base salaries are periodically reviewed as part of our performance review process, as well as upon a promotion or other change in job responsibilities. To the extent base salaries are adjusted, the amount of any such adjustment would reflect a review of competitive market data, consideration of relative levels of pay internally, individual performance of the executive, and any other circumstances that the Talent and Compensation Committee determines are relevant.

The NEOs Base Salaries are as follows:

NEO	2016 Salary	2017 Salary	% Increase
Joseph C. Papa	$1,500,000	$1,500,000	No Change
Paul S. Herendeen	$1,000,000	$1,000,000	No Change
Christina M. Ackermann	$600,000	$600,000	No Change
Thomas J. Appio	$650,000	$650,000	No Change
William D. Humphries	N/A	$750,000	New Hire

Effective March 31, 2018, based on a review of market data, relative levels of pay internally, and individual performance, the Talent and Compensation Committee increased Ms. Ackermann’s salary to $660,000, which is a 10% increase, and increased Mr. Appio’s salary to $750,000, which is a 15% increase. No changes were made to the other NEOs salaries.

Annual Incentive Program

Our 2017 annual incentive program (the “2017 AIP”) provides an opportunity for our senior executives, including our NEOs, to earn an annual incentive, paid in cash, based on the achievement of certain financial targets and strategic priorities.

2017 Annual Incentive Program Opportunity

The NEOs annual incentive targets are as follows:

NEO	Incentive Target
Joseph C. Papa	150%
Paul S. Herendeen	120%
Christina M. Ackermann	80%
Thomas J. Appio	80%
William D. Humphries	80%

2017 Annual Incentive Program Design

For our senior executives, including our NEOs, the annual incentive program is based on performance against pre-established financial targets and strategic priorities approved by the Board. Performance against financial targets makes up 75% of the total payout, while performance against strategic priorities makes up 25% of the total payout.

As disclosed in our 2017 proxy statement, the Talent and Compensation Committee adopted Adjusted EBITDA and Revenue as the financial metrics rewarded under the Annual Incentive Program, starting in 2017, which are two of the key financial metrics our shareholders use to assess our performance. We believe these metrics focus our NEOs on delivering both organic growth as well as the Company’s bottom line for our shareholders. The Company’s strategic priorities are intended to focus the organization on the key initiatives that will drive shareholder value over time.

For Messrs. Papa and Herendeen and Ms. Ackermann, who, in their roles, are focused on the overall performance of the company, performance against the Company’s Adjusted EBITDA and Revenue targets makes up 75% of their total payout. Adjusted EBITDA makes up 75% of this financial portion of their payout, and Revenue makes up 25% of this financial portion of their payout. Company-wide strategic priorities comprise the remaining 25% of their payout.

For Messrs. Humphries and Appio, who, in their roles, are focused on both the overall performance of the company as well as the performance of the specific businesses they lead, performance against the Company’s Adjusted EBITDA and Revenue targets is 25% of their total payout, with Adjusted EBITDA accounting for 75% of this financial portion of their payout and Revenue 25%. Performance against the financial targets (EBITA and Revenue) for the businesses they lead are 50% of their total payout. Finally, Company-wide strategic priorities that include specific underlying priorities for the businesses that they lead comprise the remaining 25% of their payout.

The threshold, target, and stretch performance and corresponding payout for all metrics were as follows, with award payouts capped at 200% of incentive target:

	Performance versus Plan	Payout
Below Threshold	<90%	0%
Threshold	90%	10%
Target	100%	100%
Stretch	110%	200%
Above Stretch	>110%	200%

The Talent and Compensation Committee determines whether the financial metrics and strategic priorities have been achieved. In addition, it retains the ability to reduce or eliminate payouts for individual executives, including the NEOs, even if financial metrics and strategic priorities are met, as well as to increase payouts based on individual performance. In making these decisions, the Talent and Compensation Committee may consider factors such as the performance of the individual executive against their individual objectives in support of strategic priorities or additional financial metrics applicable to the business or functional area for which the NEO is responsible.

2017 Financial Objectives

In the beginning of 2017, the Talent and Compensation Committee and Board of Directors set the following financial metrics:

Financial Metric	Weighting	Threshold	Target	Stretch	Actual	Achieved (Rounded to the nearest whole percentage)	Payout
Adjusted EBITDA	75%	$3.146B	$3.495B	$3.845B	$3.638B	104%	140%
Revenue(1)	25%	$7.753B	$8.614B	$9.475B	$8.597B	100%	100%
					Total	103%	130%
(1)	Revenue for these purposes is the same as GAAP Revenue, except that the exchange rates are those used for the Annual Incentive Plan.

Based on the foregoing results, the Talent and Compensation Committee certified that the total payout based on the Company’s Adjusted EBITDA and Revenue was 130%. As described above, this payout percentage makes up 75% of the total payout for Messrs. Papa and Herendeen and Ms. Ackermann and 25% of the total payout for Messrs. Appio and Humphries.

For our NEOs, the financial targets are based on attaining budget (to receive a payout at target) or stretch targets (to receive a payout above target) for adjusted revenue and adjusted EBITDA non-GAAP.

For Messrs. Appio and Humphries, as described above, 50% of their total payout is based on the EBITA and Revenue results versus pre-established financial metrics for the lines of business they lead. Mr. Appio leads our international business, and Mr. Humphries runs our dermatology and dentistry businesses. Because the various lines of business which Messrs. Appio and Humphries lead are below the segment level, we do not disclose these EBITA and Revenue targets specifically for competitive reasons. The EBITA and Revenue targets we set for their lines of business are used solely to assess their performance and determine this component of their bonus payout. Based on historical performance, the likelihood of these targets being achieved was within a range of +/- 10% of budget; achieving less than 90% would be considered below threshold and achieving more than 110% would be considered above stretch. In addition, these targets are a component of the overall Company EBITDA and Revenue metrics disclosed above, and are set at the same time, and through the same rigorous process. Based on a review of the combined financial results (EBITA and Revenue) of these lines of business versus these pre-established metrics, the Talent and Compensation Committee determined that the payout for this component of the total bonus was 138% for Mr. Appio and was 58% for Mr. Humphries.

2017 Strategic Priorities

In the beginning of 2017, the Talent and Compensation Committee and Board of Directors set the following strategic priorities, which make up the remaining 25% of our NEOs’ payout:

Strategic Priority	Weighting	Achievement	Payout
Engage, retain, develop and recruit talent	20%	108%	180%
Manage capital structure (covenants, maturities) to provide runway to improve fundamentals of the business	20%	109%	190%
Achieve 5 filings, 2 phase III and 5 approvals, 50 new launches and 4 life cycle management products	20%	103%	130%
Achieve operational excellence through process improvement and globalized functions (HR, R&D, QA, Finance, Legal/Compliance, GMS) and resource allocation	20%	100%	100%
Develop 3-5 year strategic plan by Q3 2017	20%	100%	100%
	Total	104%	140%

The Talent and Compensation Committee determined that the overall level of achievement of our 2017 corporate strategic priorities was 104%. Achievement for each initiative was reviewed by the Talent and Compensation Committee and credit was determined based on the following:

•	Continued to de-risk the balance sheet reducing debt by $6.5B since Q1 2016, amending our credit agreement to increase our flexibility, and eliminating all long-term debt maturities until 2020
•	Reduced working capital by ~$450 million
•	Made impactful investments in core franchises, such as increasing our Salix primary care sales force
•	Achieved 16 filings, 4 phase III, 16 approvals and 7 life cycle management products and launched more than 100 new products globally in 2017
•	Discontinued or are near-completion of over 80% of addressable SKUs (~1,900 of ~2,400)
•	Stabilized workforce and saw significant improvement in US sales force retention
•	Completed 8 divestitures

For Messrs. Papa and Herendeen and Ms. Ackermann this achievement resulted in a payout of 140% for these Company-wide strategic priorities and for Messrs. Appio and Humphries, their payouts for strategic priorities were 110% and 120%, respectively, based on their achievement of their specific underlying priorities for the lines of business that they lead that were designed to support and promote the corporate strategic priorities set above.

2017 Annual Incentive Program Payouts

Based on this performance against pre-established financial targets and strategic priorities as approved by the Board, the following payouts were approved for our NEOs:

NEO	Incentive Target (%)	Incentive Target ($)	Bonus Payout	Bonus Payout as % of Target(1)
Joseph C. Papa	150%	$2,250,000	$2,981,250	133%
Paul S. Herendeen	120%	$1,200,000	$1,590,000	133%
Christina M. Ackermann	80%	$480,000	$636,000	133%
Thomas J. Appio	80%	$520,000	$669,500	129%
William D. Humphries	80%	$600,000	$551,250	92%
(1)	Bonus Payout as % of Target is shown at the nearest whole percent.

The Talent and Compensation Committee did not make any further adjustments to the payouts as calculated above based on performance against these pre-established financial targets and strategic priorities approved by the Board.

Long-Term Incentive Program

As disclosed in our 2017 proxy statement, the Talent and Compensation Committee introduced a new Long-Term Incentive program in 2017 (the “2017 LTIP”) for our senior executives, including our NEOs, to better align the awards with Valeant’s business strategy and plan to transform the company, as well as to align with pharmaceutical industry practices pertaining to these grants. The program provides an opportunity for our senior executives to be granted a balanced portfolio of PSUs, RSUs, and Stock Options.

2017 Grants to NEOs

For 2017, only Ms. Ackermann and Mr. Appio received 2017 LTIP awards, which were granted 40% in PSUs, 30% in RSUs and 30% in Stock Options. Ms. Ackermann received an equity award with an approximate grant date fair value of $1,266,000 Mr. Appio received an equity award with an approximate grant date fair value of $633,000. Since Messrs. Papa and Herendeen received multi-year grants upon hire in 2016, no additional long-term incentive awards were granted in 2017. As previously disclosed in our Form 8-K filing on March 12, 2018, Messrs. Papa and Herendeen received LTIP awards in 2018 in order to better align their long-term compensation with the remaining senior executive team, as well as to provide strong retentive value to them and to incorporate the interests and feedback of our shareholders. Mr. Humphries will be eligible for an annual grant in 2019 as he received a two-year grant at the time he was hired in 2017.

2017 Performance Share Units

Performance Share Units provide senior executives with the right to receive shares of our stock at a future date, assuming performance against pre-determined metrics are achieved, specifically our Total Shareholder Return (“TSR”), on both an absolute and relative basis, and our Return on Tangible Capital (“ROTC”).

For 2017, ROTC comprised 75% of the total PSU award and TSR comprised 25% of the total PSU award, with the number of PSUs that may be achieved capped at 200%. The value ultimately received is based on our performance against these metrics, which are two key measures of our long-term performance, as well as the growth of our stock price over time. 2017 PSUs vest in January 2020, subject to continued employment and minimum performance criteria are achieved.

Return On Tangible Capital Metrics

ROTC will be measured over three-years, from 2017 through 2019, with ROTC performance measured each year. For 2017, ROTC comprises 75% of the total PSU award, with 25% of the PSUs achieved based on 2017 ROTC performance, 25% based on 2018 ROTC performance, and 25% based on 2019 ROTC performance.

The following ROTC goals were set at the beginning of 2017, and apply to the grants made to Ms. Ackermann, and Messrs. Appio and Humphries in 2017. ROTC goals for 2018 were set at the beginning of 2018, and will be disclosed in the 2019 proxy statement. ROTC goals for 2019 will be set at the beginning of 2019.

ROTC	PSUs Achieved
Less than122%	0%
122%	25%
136%	100%
150%	200%
Greater than 150%	200%

ROTC is calculated as Adjusted NOPAT (Net Operating Profit After Taxes) divided by Tangible Capital.

•	Adjusted NOPAT is calculated as tax-effected adjusted EBITA, which excludes unusual or non-recurring items including but not limited to impairments, restructuring costs, legal settlement charges, in-process research and development expense (depreciation expense is included)
•	Tangible Capital is calculated as Operating Assets (excluding cash & cash equivalents) minus Operating Liabilities

The Talent and Compensation Committee has determined that our ROTC in 2017 was 186%. As a result, 200% of the PSUs were achieved for 2017. The number of PSUs ultimately delivered in 2020 for this portion of the award is dependent on ROTC performance for both 2018 and 2019.

Total Shareholder Return Metrics

Total Shareholder Return, which will be measured on both an absolute and relative basis as of the vesting date in 2020, comprises 25% of the total 2017 PSU award. The following absolute stock price targets were set at the beginning of 2017 and apply to the grants made to Ms. Ackermann and Mr. Appio in 2017.

Stock Price in 2020	PSUs Achieved
Less than $19.53	0%
$19.53	25%
$29.30	100%
$58.60	200%
Greater than $58.60	200%

Based on his hire date, Mr. Humphries’ stock price targets described in his grant agreement are:

Stock Price in 2020	PSUs Achieved
Less than $19.51	0%
$19.51	25%
$29.27	100%
$58.53	200%
Greater than $58.53	200%

Total Shareholder Return is calculated as the stock price appreciation from the beginning to the end of the performance period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the Common Shares of the company) during the performance period.

Our stock price on the vesting date in 2020 will determine the number of PSUs achieved for this portion of the award. Further, if our TSR over the measurement period is below the 50th percentile ranking of the TSR for NYSE ARCA PHARMACEUTICAL INDEX at the end of the performance period, the TSR portion of the award will in no event exceed 100%.

2017 Restricted Stock Units

RSUs provide senior executives with the right to receive shares of our stock at a future date. The value ultimately received is based on the growth of our stock price over time. RSUs vest one-third per year, assuming continued employment.

2017 Stock Options

Stock options provide senior executives the opportunity to purchase shares of our stock at a price equal to the market price at the time of the grant. The value ultimately received is based on the growth of our stock price over time. Stock options vest one-third per year, and remain exercisable for a ten-year term, assuming continued employment.

Retirement and Welfare Benefits

The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.

Our specific contribution levels to these programs are adjusted annually to maintain a competitive position while considering costs.

•	Retirement Savings Plan — All employees in the United States, including our NEOs, are eligible to participate in a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code (“Code”). Starting in 2012, all eligible employees are able to contribute to the Retirement Savings Plan, on a before-tax basis, up to 75% of their eligible compensation, subject to the limit prescribed by the Code. In 2017, we matched 50% of the first 6% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest ratably over three years.
•	Welfare Plans — Our executives are also eligible to participate in our broad-based welfare benefits plans
(including medical, dental, vision, life insurance and disability plans) upon the same terms and conditions as other employees.

Executive Benefits and Perquisites

We provide our NEOs with limited perquisites and other personal benefits that the Talent and Compensation Committee believes are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The Talent and Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. The Talent and Compensation Committee intends to maintain only those perquisites and other benefits that it determines to be necessary components of total compensation and that are not inconsistent with shareholder interests. The Talent and Compensation Committee permits the Chairman and CEO to use our aircraft for his travel, both business and personal. Certain travel by his immediate family is also permitted. We do not gross-up the income tax incurred by him. The Talent and Compensation Committee believes that making our aircraft available to our Chairman and CEO allows him to serve shareholder interests by efficiently and securely conducting business during and when traveling.

Attributed costs of the personal benefits described above for our NEOs for the fiscal year ended December 31, 2017 are included in the column entitled “All Other Compensation” of the Summary Compensation Table.

Mr. Papa’s Employment Agreement

In April 2016, we entered into an employment agreement with Mr. Papa. The initial term of Mr. Papa’s agreement commenced on May 2, 2016 and continues until the fifth anniversary of the commencement date. Beginning at the expiration of the initial term, the term will automatically renew for successive one year periods unless either party gives notice of non-renewal.

Cash Compensation

Pursuant to his agreement, Mr. Papa currently receives a base salary of $1,500,000, and a target annual incentive opportunity equal to 150% of his base salary, with a maximum annual incentive opportunity equal to 200% of his annual target incentive.

Equity Compensation

In connection with entering into his employment agreement, Mr. Papa received (i) 373,367 RSUs and (ii) an option to acquire Common Shares with a grant-date fair value equal to $10,000,000 at an exercise price equal to the fair market value of our Common Shares on the date of grant. Additionally, pursuant to his employment agreement, Mr. Papa was required to purchase $5,000,000 worth of Common Shares by no later than the first anniversary of his commencement date. Mr. Papa has satisfied this obligation. As previously disclosed in our Form 8-K filing on March 12, 2018, the 933,416 PSUs Mr. Papa received upon hire have been cancelled.

RSUs. The 373,367 RSUs will vest on the fourth anniversary of his commencement date subject to Mr. Papa’s continued employment through the vesting date, provided, however, that the vesting of 50% of the RSUs may be accelerated to the second anniversary of the commencement date if certain individual goals relating to (i) succession planning, (ii) government relations, (iii) employee relations, (iv) customer relations and (v) shareholder relations are achieved. The Talent and Compensation Committee is tracking progress on these goals as specifically outlined below and the Board of Directors has determined that these pre-determined goals have been achieved:

1.	build a new executive team and implement a corporate succession planning process;
2.	improve our government relations through key shareholder relationships / meetings;
3.	improve our employee relations and employee retention, especially sales force retention;
4.	improve our key customer relations; and
5.	improve relationships with our shareholders and debtholders.

As provided for under the RSU award, 50% (186,684) of these RSUs will vest on the second anniversary of his commencement date, which is May 2, 2018.

Options. The options will vest as to 25% of the total award on each of the first four anniversaries following the commencement date, subject to Mr. Papa’s continued employment with the Company through the applicable vesting date.

Future equity grants for Mr. Papa will be at the sole discretion of the Board or the Talent and Compensation Committee.

Termination of Employment

The consequences of Mr. Papa’s termination of employment, whether or not in connection with a “change in control,” are described below in “Potential Payments Upon Termination or Change in Control,” starting on page 55.

Holding Requirements

Pursuant to his employment agreement, Mr. Papa is restricted from selling, assigning, transferring or otherwise disposing of Common Shares acquired pursuant to equity awards granted to him in accordance with the employment agreement (net of any shares sold or withheld by us in payment of the exercise price or tax withholding obligations) until the fourth anniversary of his commencement date (or, if later, in the case of all of Mr. Papa’s options, the first anniversary of the exercise date or vesting date and, in the case of 50% of Mr. Papa’s options, the second anniversary of the exercise date or vesting date). In addition, Mr. Papa is restricted from selling, assigning, transferring or otherwise disposing of Common Shares he purchases pursuant to the employment agreement until the fourth anniversary of the purchase date. Notwithstanding the foregoing, all sales restrictions will lapse upon a “change of control” (excluding any change of control following which Mr. Papa serves as the chief executive officer of the ultimate parent company), Mr. Papa’s death, disability and involuntary termination of employment without “cause” or for “good reason,” or, in the case of the purchased shares, Mr. Papa’s voluntary termination of employment.

Restrictive Covenants

Mr. Papa is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for two years following termination of employment for any reason.

Mr. Herendeen’s Employment Agreement

In August 2016, we entered into an employment agreement with Mr. Herendeen. The initial term of Mr. Herendeen’s agreement commenced on August 22, 2016 and continues until the third anniversary of the commencement date. Beginning at the expiration of the initial term, the term will automatically renew for successive one year periods unless either party gives notice of non-renewal.

Pursuant to his agreement, Mr. Herendeen receives a base salary of $1,000,000, and a target annual incentive opportunity equal to 120% of his base salary, with a maximum annual incentive opportunity equal to 200% of his annual target incentive. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.

The consequences of Mr. Herendeen’s termination of employment, whether or not in connection with a “change in control,” are described below in “Potential Payments Upon Termination or Change in Control,” starting on page 55.

Mr. Herendeen is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment for any reason.

Ms. Ackermann’s Employment Agreement

In July 2016, we entered into an employment agreement with Ms. Ackermann. Ms. Ackermann’s agreement commenced on August 8, 2016.

Pursuant to her agreement, Ms. Ackermann receives a base salary of $600,000, and a target annual incentive opportunity equal to 80% of her base salary, with a maximum annual incentive opportunity equal to 200% of her annual target incentive. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.

Ms. Ackermann relocated to the New Jersey area when she joined the Company. As a result, she was provided with relocation assistance under Valeant’s relocation policy. The benefits under this policy include (i) home sale assistance, (ii) home purchase assistance, (iii) tax preparation assistance, and (iv) net loss on sale payment, at such time as Ms. Ackermann completes the sale of her house. Benefits incurred in 2017 are reported in the “All Other Compensation” column of the “Summary Compensation Table,” including reimbursement related to the taxes on imputed income for these relocation benefits, starting on page 50.

The consequences of Ms. Ackermann’s termination of employment, whether or not in connection with a “change in control,” are described below in “Potential Payments Upon Termination or Change in Control,” starting on page 55.

Ms. Ackermann is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during her employment and for one year following termination of employment for any reason.

Mr. Appio’s Employment Agreement

In March 2017, we entered into an employment agreement with Mr. Appio. The initial term of Mr. Appio’s agreement commenced on August 17, 2016 and continues until August 17, 2019. Beginning at the expiration of the initial term, the term will automatically renew for successive one year periods unless either party gives notice of non-renewal.

Pursuant to his agreement, Mr. Appio receives a base salary of $650,000, and a target annual incentive opportunity equal to 80% of his base salary, with a maximum annual incentive opportunity equal to 200% of his annual target incentive. Mr. Appio also received a retention equity award in the form of Restricted Stock Units, with an approximate grant date fair value of $680,000, on March 28, 2017 which vested on August 17, 2017 and the remaining 2/3rds will vest equally on August 17, 2018 and August 17, 2019, respectively. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.

Mr. Appio is on an expatriate assignment from New Jersey to China. As a result, Mr. Appio receives (i) Company-paid housing in China, (ii) tax equalization, with Mr. Appio responsible for actual taxes due in the United States and the Company responsible for any taxes due in non-United States jurisdictions in which Mr. Appio earns taxable income, and (iii) tax preparation services. These benefits are reported in the “All Other Compensation” column of the “Summary Compensation Table,” including reimbursement related to the taxes on imputed income for these expatriate assignment benefits, starting on page 50.

The consequences of Mr. Appio’s termination of employment, whether or not in connection with a “change in control,” are described below in “Potential Payments Upon Termination or Change in Control,” starting on page 55.

Mr. Appio is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment for any reason.

Mr. Humphries’ Employment Agreement

In December 2016, we entered into an employment agreement with Mr. Humphries. The initial term of Mr. Humphries’ agreement commenced on January 1, 2017 and continues until the third anniversary of the commencement date. Beginning at the expiration of the initial term, the term will automatically renew for successive one year periods unless either party gives notice of non-renewal.

Pursuant to his agreement, Mr. Humphries receives a base salary of $750,000, and a target annual incentive opportunity equal to 80% of his base salary, with a maximum annual incentive opportunity equal to 200% of his annual target incentive. Mr. Humphries received a new hire grant, with a grant date fair value of $3,000,000, comprised 40% in Performance Share Units, 30% in Restricted Stock Units, and 30% in Stock Options. It is not intended that Mr. Humphries will receive additional equity grants in 2018, and ongoing equity grants after 2018 are at the sole discretion of the Talent and Compensation Committee.

To compensate for compensation forfeited by leaving his prior employer, Mr. Humphries received (i) a cash payment of $3,000,000, of which Mr. Humphries must repay a pro-rata portion in the event he leaves the Company within 2 years of his hire date, and (ii) a Restricted Stock Unit grant, with a grant date fair value of $1,000,000, on January 2, 2017, which vests in three equal installments on the first, second and third anniversaries of the grant date.

The consequences of Mr. Humphries termination of employment, whether or not in connection with a “change in control,” are described below in “Potential Payments Upon Termination or Change in Control,” starting on page 55.

Mr. Humphries is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment for any reason.

Other Compensation Governance Practices

Share Ownership Guidelines

The Talent and Compensation Committee believes that purchasing and holding Common Shares with one’s own money should create an incentive to manage the Company prudently. When our CEO was hired in 2016, he was required to purchase at least $5,000,000 worth of Common Shares by no later than the first anniversary of his commencement date, which he did on June 10, 2016.

The Talent and Compensation Committee also established minimum share ownership requirements for our NEOs, which were updated in 2018 to better align with our peers and market practice. Our CEO is required to hold 6 times base salary, and our other NEOs are required to hold 3 times base salary. Common shares and unvested Restricted Share Units are included in the calculation of share ownership. NEOs have five years to achieve these guidelines, and must retain 50% of their net shares vesting until this requirement is met. Mr. Papa has satisfied this requirement based on the Common Shares he currently owns, and our other NEOs are on track to achieve these guidelines within five years.

Anti-Pledging, Anti-Hedging and Clawback Policies

In 2014, we adopted anti-hedging, anti-pledging and recoupment (“clawback”) policies. The anti-hedging policy generally prohibits officers, Directors and employees from engaging in new hedging or monetization transactions with Company stock. This prohibition prevents officers, Directors and employees from owning securities without the full risks and rewards of ownership and preserves the common interests and objectives of the Company and its officers, Directors and employees. The anti-pledging policy generally prohibits officers, Directors and employees from holding our securities in a margin account where the securities are subject to margin sales or pledging our securities as loan collateral.

In February 2017, the Company amended its clawback policy to provide that the Board may exercise its discretion to require any employee who receives equity-based compensation to reimburse bonus, incentive or equity-based compensation awarded to such employees beginning in 2017 in the event of:

•	A material restatement or adjustment to our financial statements as a result of such employee’s knowing or intentional fraudulent or illegal misconduct; or
•	Such employee’s detrimental conduct that has caused material financial, operational or reputational harm to us, including (i) acts of fraud or dishonesty during the course of employment; (ii) improper conduct that causes material harm to us or our affiliates; (iii) improper disclosure of confidential material that causes material harm to us or our affiliates; (iv) the commission of a felony or crime of comparable magnitude that subject us to material reputational harm; (v) commission of an act or omission that causes a violation of federal or other applicable securities law; or (vi) gross negligence in exercising supervisory authority.

Following a material restatement or adjustment of our financial statements, the compensation subject to clawback is the amount in excess of what would have been awarded based on the corrected performance measures, calculated on a pre-tax basis. If the financial reporting measure applicable to the incentive or equity-based compensation is a stock price or total shareholder return measure, the Board has broad authority to estimate the effect of the financial restatement on our share price in calculating recoverable compensation. In the case of detrimental conduct, the Board has the ability to recover all incentive compensation.

We may not indemnify any covered employee, directly or indirectly, for any losses incurred in connection with the recovery of any compensation under the policy, including through the payment of insurance premiums, gross-up payments or supplemental payments. The policy will continue to apply to covered employees even after they cease to be employed by us.

Compensation Risk Determination

The Talent and Compensation Committee assesses the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. Periodically, at least annually, the Talent and Compensation Committee reviews and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company, to ensure that such policies and practices support not only economic performance, but also compliance with our risk management objectives, to ensure that they do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Tax and Accounting Implications

Tax Considerations of Our Executive Compensation

Section 162(m) of the Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), Section 162(m) provided an exemption from this limitation for “qualified performance-based compensation.” The TCJA repealed the “qualified performance-based compensation” exemption, effective for taxable years beginning after December 31, 2017, but provides transition relief for certain contractual arrangements in place as of November 2, 2017 and not modified thereafter.

As part of its role, the Talent and Compensation Committee considered the tax deductibility of executive compensation under Section 162(m) of the Code. We generally develop our compensation plans with the intent of maximizing the tax deductibility of our executive compensation program for federal income tax purposes, including developing compensation plans that intended for such payouts to meet the definition of qualified performance-based compensation under Section 162(m) of the Code that was in effect prior to the enactment of the TCJA. However, in certain situations, the Talent and Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Our Stock-Based Compensation

We account for stock-based payments, including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718.

COMPENSATION COMMITTEE REPORT

The Report of the Talent and Compensation Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Talent and Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Talent and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Talent and Compensation Committee Dr. Argeris (Jerry) N. Karabelas, Chairperson Richard U. De Schutter D. Robert Hale Amy B. Wechsler, M.D.

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to the NEOs for services rendered to the Company in all capacities during the year ended December 31, 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Current Officers
Joseph C. Papa(5) Chief Executive Officer	2017	1,500,000	—		—	—	2,981,250	413,858	4,895,108
	2016	980,769	9,125,000		41,994,406	10,000,007	—	617,665	62,717,846
Paul S. Herendeen Executive Vice President and Chief Financial Officer	2017	1,000,000	—		—	—	1,590,000	7,950	2,597,950
	2016	346,154	10,400,000		4,690,500	15,937,869	—	—	31,374,523
Christina M. Ackermann Executive Vice President and General Counsel	2017	600,000	—		906,030	360,006	636,000	293,116	2,795,152
	2016	230,769	1,800,000		2,109,143	599,987	—	13,306	4,753,204
Thomas J. Appio(6) Executive Vice President, Company Group Chairman, International	2017	650,000	—		1,133,771	180,012	669,500	796,003	3,429,286
William D. Humphries(6) Executive Vice President, Company Group Chairman, Dermatology	2017	750,000	3,000,000	(7)	3,225,011	899,995	551,250	7,950	8,434,206
(1)	This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all stock awards granted in 2017, which includes PSUs and RSUs. The grant date fair value of PSU awards were calculated based on the expected value of the possible outcomes of the performance conditions related to these awards in accordance with FASB ASC Topic 718 (excluding the effects of estimated forfeitures). For the 2017 amounts, the amount in the table includes the following values: (i) PSUs ($530,278) and RSUs ($375,752) for Ms. Ackermann, (ii) PSUs ($265,139) and RSUs ($868,632) for Mr. Appio, and (iii) PSUs ($1,339,763) and RSUs ($1,885,248) for Mr. Humphries.

The number of PSUs that are ultimately distributed to Ms. Ackermann, Mr. Appio and Mr. Humphries will be determined based on (i) the Company’s stock price at the end of the measurement period for 25% of the total PSU award, and (ii) ROTC, which will be measured over three-years, from 2017 through 2019 for 75% of the total PSU award. The grant date fair value assuming a 200% payout, which is the maximum outcome of the performance conditions, would be $1,060,556 for Ms. Ackermann, $530,278 for Mr. Appio and $2,679,527 for Mr. Humphries.

(2)	For the 2017 amounts, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, using Black-Scholes, excluding the effect of estimated forfeitures.
(3)	This column represents the NEO’s 2017 annual incentive program payouts as further described starting on page 39 under Annual Incentive Program.
(4)	For 2017, amounts in this column for each NEO consist of the following:
	Papa		Herendeen	Ackermann		Appio		Humphries
401(k) Match	$3,923		$7,950	$5,538		$7,950		$7,950
Use of Company Aircraft	$409,935	(A)	—	—		—		—
Relocation	—		—	$185,705		—		—
Gross up				$101,873	(B)	$27,524	(C)	—
Expat Program Benefits	—		—	—		$760,529		—
(A)	Amount includes the value of Mr. Papa’s personal use of the Company’s aircraft (with the Company’s incremental cost calculated based on the mileage charge for the flight, the fuel and maintenance charge for the flight, as well as the ground transportation charge in accordance with the Company’s policy on aircraft use). There was no income tax gross-up related to the personal use of the Company aircraft and Mr. Papa is solely responsible for the income tax incurred. We did not include the incremental cost of any portion of our monthly aircraft management fee, which we would have paid regardless of the personal use, or depreciation on the plane, which does not vary based on use.
(B)	This amount represents the reimbursement related to the taxes on the imputed income from Ms. Ackermann’s relocation as provided pursuant to the Company’s standard policy.
(C)	This amount represents the reimbursement related to the taxes on the imputed income from Mr. Appio’s Expat Program Benefits as provided for pursuant to the Company’s standard policy.
(5)	Mr. Papa is Chairman of the Board of Directors. He does not receive any additional compensation of any kind for his services as a Board member.
(6)	Compensation for 2016 and 2015 is not shown for Mr. Appio or Mr. Humphries, because neither were NEOs prior to 2017.
(7)	Mr. Humphries was appointed Executive Vice President, Dermatology on January 1, 2017 and received a $3,000,000 sign-on bonus under his employment agreement as more fully described on page 47.

Grants of Plan-Based Awards

The following table provides information on the grants of plan-based awards to the NEOs during the year ended December 31, 2017.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards(5) ($/Sh)	Grant Date Fair Value(6) ($)
Name	Grant Date	Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph C. Papa
2017 AIP	2/20/2017	2/20/2017	0	2,250,000	4,500,000
Paul S. Herendeen
2017 AIP	2/20/2017	2/20/2017	0	1,200,000	2,400,000
Christina M. Ackermann
2017 AIP	2/20/2017	2/20/2017	0	480,000	960,000
2017 ROTC PSU	1/6/2017	12/23/2016				6,144	24,574	49,148				394,167
2017 TSR PSU	1/6/2017	12/23/2016				2,048	8,192	16,384				136,111
2017 RSU	1/6/2017	12/23/2016							24,575			375,752
2017 Options	3/1/2017	12/23/2016								60,345	14.38	360,006
Thomas J. Appio
2017 AIP	2/20/2017	2/20/2017	0	520,000	1,040,000
2017 ROTC PSU	1/6/2017	12/23/2016				3,072	12,287	24,574				197,083
2017 TSR PSU	1/6/2017	12/23/2016				1,024	4,096	8,192				68,055
2017 RSU	1/6/2017	12/23/2016							12,287			187,868
2017 Options	3/1/2017	12/23/2016								30,174	14.38	180,012
2017 Retention RSU	3/28/2017	8/5/2016							63,742			680,765
William D. Humphries
2017 AIP	2/20/2017	2/20/2017	0	600,000	1,200,000
2017 ROTC PSU	1/2/2017	9/30/2016				15,376	61,502	123,004				986,492
2017 TSR PSU	1/2/2017	9/30/2016				5,125	20,501	41,002				353,271
2017 RSU	1/2/2017	9/30/2016							61,502			893,009
2017 Make Up RSU	1/2/2017	9/30/2016							68,336			992,239
2017 Options	3/1/2017	9/30/2016								150,859	14.38	899,995
(1)	Represents the threshold, target, and maximum awards set for the 2017 AIP. The actual amount paid for 2017 is included in the “Summary Compensation Table” on page 50 under the column titled “Non-Equity Incentive Plan Compensation.”
(2)	Amounts shown are the threshold, target and maximum number of units that can be distributed under the 2017 PSUs awarded to Ms. Ackermann and Messrs. Appio and Humphries, based on the extent to which the financial metrics (ROTC and TSR) are achieved under these awards as further described beginning on page 43. Earned PSUs, if any, can range from 0% to 200% of target.
(3)	This column shows the number of RSUs granted in 2017 to Ms. Ackermann and Messrs. Appio and Humphries. The January 6, 2017 RSUs granted to Ms. Ackermann and Mr. Appio, and the January 2, 2017 RSUs granted to Mr. Humphries, vest in three equal installments on the first, second and third anniversaries of the grant date. One-third of Mr. Appio’s RSUs granted March 28, 2017 vested on August 17, 2017 and the remaining 2/3rds will vest equally on August 17, 2018 and August 17, 2019, as further described on page 46.
(4)	This column shows the number of non-qualified stock options granted in 2017. The aggregate number of stock options granted in 2017 expressed as a percentage of the total issued and outstanding shares of the Company as of December 31, 2017 (otherwise known as the “burn rate”) was 1.7%.
(5)	The non-qualified options vest 1/3 per year on the first, second and third anniversaries of the grant date and have a ten-year term. The exercise price is the closing price of the Company’s Common Shares on the date prior to the grant date.
(6)	This column shows the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. The grant date fair value of the TSR PSU awards was calculated based on the probable outcome of the performance conditions related to these awards in accordance with FASB ASC 718. The grant date fair value of the stock options was determined using Black-Scholes.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the NEOs as of December 31, 2017. This table includes unexercised and unvested option awards and unvested RSUs and PSUs. Each equity grant is shown separately for each NEO. The market value of the stock awards is based on the closing market price of our Common Shares on December 29, 2017, which was $20.78.

		Option Awards						Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph C. Papa	5/2/2016							373,367	(1)	$7,758,566
	5/2/2016										933,416	(2)	$19,396,384
	6/9/2016	170,663		511,989	(3)	23.92	5/2/2026
Paul S. Herendeen	8/22/2016							100,000	(4)	$2,078,000
	8/22/2016	333,333	(5)	666,667		28.74	8/22/2026
Christina M. Ackermann	8/8/2016							29,230	(4)	$607,399
	8/8/2016										26,306	(6)	$546,639
	8/10/2016	9,867		29,602	(3)	27.32	8/10/2026
	1/6/2017							24,575	(4)	$510,669
	1/6/2017							16,383	(8)	$340,438
	1/6/2017										8,192	(7)	$170,230
	1/6/2017										16,383	(9)	$340,438
	3/1/2017	0	(5)	60,345		14.38	3/1/2027
Thomas J. Appio	8/9/2013	22,350		0		101.68	8/9/2023
	1/6/2017							12,287	(4)	$255,324
	1/6/2017							8,191	(8)	$170,209
	1/6/2017										4,096	(7)	$85,115
	1/6/2017										8,191	(9)	$170,209
	3/1/2017	0	(5)	30,174		14.38	3/1/2027
	3/28/2017							42,495	(10)	$883,046
William D. Humphries	1/2/2017							68,336	(4)	$1,420,022
	1/2/2017							61,502	(4)	$1,278,012
	1/2/2017							41,001	(8)	$852,001
	1/2/2017										20,501	(11)	$426,011
	1/2/2017										41,001	(9)	$852,001
	3/1/2017	0	(5)	150,859		14.38	3/1/2027
(1)	RSUs are scheduled to vest 100% on the fourth anniversary of the grant date; however, 50% of the RSUs will be accelerated to vest on the second anniversary of the grant date because goals have been achieved relating to (i) succession planning, (ii) government relations, (iii) employee relations, (iv) customer relations and (v) shareholder relations, as described on page 46.
(2)	As previously disclosed in our Form 8-K filing on March 12, 2018, these PSUs Mr. Papa received upon hire have been cancelled. However, since these PSUs were outstanding as of December 31, 2017, they are shown in the table above.
(3)	Options vest 1/4 per year on the first, second, third and fourth anniversary of the grant date.
(4)	RSUs vest 1/3 per year on the first, second, and third anniversary of the grant date.

(5)	Options vest 1/3 per year on the first, second and third anniversary of the grant date.
(6)	The amount reported is the target number of shares. The award vests based on the average of the closing prices of the Company’s Common Shares during the 90 consecutive trading days ending on the measurement date. If the share price equals or exceeds $29.23, 100% of target shares delivered; if the share price equals or exceeds $37.95, 200% of target shares delivered; and if the share price equals or exceeds $48.25, 300% of target shares delivered. However, if the Company’s Total Shareholder Return for the period August 8, 2016 through August 8, 2019 is below the 50th percentile of the TSR for the Company’s peer group, no more than 100% of target shares delivered based on the Company’s Common Share price.
(7)	The amount reported is the target number of shares. The award vests based on the closing price of the Company’s Common Shares on the vesting date. If the share price equals or exceeds $19.53, 25% of target shares delivered; if the share price equals or exceeds $29.30, 100% of target shares delivered; and if the share price equals or exceeds $58.60, 200% of target shares delivered. However, if the Company’s Total Shareholder Return between grant date and vesting date is below the 50th percentile of the TSR for the Company’s peer group, no more than 100% of target shares may be received based on the Company’s common stock price.
(8)	The amount reported is the maximum number of shares that may be earned based on the first measurement period of an award with three one-year periods. The award vests based on Return on Tangible Capital, measured over the three one-year periods, from 2017 through 2019. The amount reported reflects the first tranche of the award for the first year of the three-year measurement period and is shown at achievement of 200% for ROTC for 2017. The remaining tranches will vest based on ROTC metrics set in 2018 and 2019, respectively and are described in Footnote 9 below.
(9)	The amount reported is the target number of shares for the second and third tranches of an award with three one-year periods. See Footnote 8 above. The award vests based on Return on Tangible Capital, measured over years two and three of the three one-year periods, from 2017 through 2019. 1/3 of such PSUs delivered will be based on ROTC for 2017, which were achieved at 200% as described on page 43 and reflected in footnote 8 above, 1/3 will be based on ROTC for 2018 as set forth in performance metrics established in 2018, and 1/3 will be based on ROTC for 2019 to be set forth in performance metrics established in 2019. The value shown above reflects target achievement for the 2018 and 2019 measurement periods. The total number of PSUs delivered will be based on the average achievement with respect to each of the three one-year periods.
(10)	1/3 of RSUs vested on August 17, 2017 and the remaining RSUs will vest 1/3 on August 17, 2018 and 1/3 on August 17, 2019.
(11)	The amount reported is the target number of shares. The award vests based on the closing price of the Company’s Common Shares on the vesting date. If the share price equals or exceeds $19.51, 25% of target shares delivered; if the share price equals or exceeds $29.27, 100% of target shares delivered; and if the share price equals or exceeds $58.53, 200% of target shares delivered. However, if the Company’s Total Shareholder Return between grant date and vesting date is below the 50th percentile of the TSR for the Company’s peer group, no more than 100% of target shares may be received based on the Company’s Common Share price.

Option Exercises and Stock Vested

The following table provides information regarding option exercises by the NEOs during 2017 and Common Shares acquired on the vesting of RSUs held by the NEOs during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Net Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph C. Papa	—	—	—	—
Paul S. Herendeen	—	—	50,000	707,000
Christina M. Ackermann	—	—	14,614	224,617
Thomas J. Appio	—	—	33,477	419,398
William D. Humphries	—	—	—	—
(1)	The amounts reflected in this column represent the market value of the underlying Common Shares as of the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table sets forth the expected benefits to be received by each NEO in each of the following termination scenarios. This table assumes a termination date of December 31, 2017 and a stock price of $20.78, which was the closing price of our Common Shares on December 29, 2017, the last business day of the year. The receipt of benefits is generally subject to executing and not revoking a release of claims. Other relevant assumptions and explanations are set forth in the footnotes following the table.

	Termination without Cause or for Good Reason	Termination within 12 months of Change in Control	Termination due to Death or Disability
Joseph C. Papa
Cash(1)	10,481,250	10,481,250	2,981,250
RSUs(2)	7,758,566	7,758,566	7,758,566
PSUs(3)	0	0	0
Stock Options(4)	0	0	0
Other Benefits(1)	31,432	31,432	0
Total Estimated Incremental Value	18,271,248	18,271,248	10,739,816

Paul S. Herendeen
Cash(5)	3,400,000	5,600,000	1,200,000
RSUs(6)	2,078,000	2,078,000	2,078,000
PSUs	—	—	—
Stock Options(4)	0	0	0
Other Benefits	—	—	—
Total Estimated Incremental Value	5,478,000	7,678,000	3,278,000

Christina M. Ackermann
Cash(7)	1,560,000	2,640,000	0
RSUs(6), (9)	607,399	607,399	1,118,068
PSUs(8), (10)	0	0	0
Stock Options(4), (11)	0	0	386,208
Other Benefits(7)	30,022	30,022	0
Total Estimated Incremental Value	2,197,421	3,277,421	1,504,276

Thomas J. Appio
Cash(7)	1,690,000	2,860,000	0
RSUs(9), (12)	883,046	0	255,324
PSUs(10)	0	0	0
Stock Options(11)	0	0	193,114
Other Benefits(7)	5,528	5,528	0
Total Estimated Incremental Value	2,578,574	2,865,528	448,438

William D. Humphries
Cash(5)	1,901,250	3,300,000	551,250
RSUs(6),(9)	1,420,022	1,420,022	2,698,034
PSUs(10)	0	0	0
Stock Options(11)	0	0	965,498
Other Benefits(13)	15,716	15,716	0
Total Estimated Incremental Value	3,336,988	4,735,738	4,214,782
(1)	If Mr. Papa’s employment is terminated by us without cause, or by Mr. Papa for good reason, including within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or upon the expiration of his employment term, Mr. Papa will be entitled to receive a cash severance payment equal to the sum of two times the sum of his annual base salary and annual target incentive, a prorated annual incentive based on actual performance, and continued health benefits for 24 months at active employee rates, as shown above under “Termination without Cause or for Good Reason” and “Termination within 12 months of a Change in Control.” For Mr. Papa, “good reason” includes (i) a diminution of duties and responsibilities, including removing Mr. Papa from the position of CEO; (ii) any reduction in base salary or target incentive opportunity; (iii) any relocation of Mr. Papa’s primary place of business that results in an increase of his one-way commute by 50 miles or more; and (iv) a material breach by the Company of a material provision of his employment agreement. If employment is terminated as a result of death or disability, the Company will pay any bonus earned but unpaid in respect to the fiscal year preceding the termination date, as shown above under “Termination due to Death or Disability.”

(2)	Pursuant to the terms of the equity award agreements governing Mr. Papa’s 2016 RSUs, if his employment is terminated by us without cause, or by Mr. Papa for good reason, including within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or due to death or disability, Mr. Papa will be entitled to accelerated vesting of unvested RSUs, as shown above under “Termination without Cause or for Good Reason,” “Termination within 12 months of a Change in Control,” and “Termination due to Death or Disability.”
(3)	Pursuant to the terms of the equity award agreements governing Mr. Papa’s 2016 PSUs, if Mr. Papa’s employment was terminated by us without cause, or by Mr. Papa for good reason, including within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or due to death or disability, unvested PSUs would have vested based on actual performance through Mr. Papa’s termination date (or, if later, the date of the change in control). Based on actual performance, no PSUs would have been delivered, so no estimated incremental value is shown in the table above. Also, as previously disclosed in our Form 8-K filing on March 12, 2018, these PSUs Mr. Papa received upon hire have been cancelled.
(4)	Pursuant to the terms of the equity award agreements governing Messrs. Papa and Herendeen and Ms. Ackermann’s 2016 Stock Options, if their employment is terminated by us without cause, by Mr. Papa, Mr. Herendeen or Ms. Ackermann for good reason, or due to death or disability, unvested options will vest pro-rata, unless this termination is within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), in which case all of unvested options will vest. Based on our closing stock price as of December 29, 2017, these stock options are underwater, so no estimated incremental value is shown in the table above.
(5)	If the employment of Mr. Herendeen or Mr. Humphries is terminated by us without cause, or by Mr. Herendeen or Mr. Humphries for good reason, they will be entitled to receive a cash severance payment equal to one times the sum of annual base salary and annual target incentive, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and his annual target incentive, as shown above under “Termination without Cause or for Good Reason.” For Mr. Herendeen and Mr. Humphries, “good reason” includes (i) a material reduction in duties and responsibilities; (ii) any reduction in base salary or target incentive opportunity which is not comparable to the reductions for other similarly situated executive officers; (iii) any relocation of their primary place of business that results in an increase of one-way commute by 50 miles or more; and (iv) a material breach by us of a material provision of employment agreement. If such termination occurs in contemplation of our change in control or within 12 months following our change in control, they will be entitled to receive a cash severance payment equal to two times the sum of annual base salary and annual target incentive, and a prorated annual target incentive for the year of termination, as shown above under “Termination within 12 months of a Change in Control.” Upon a termination of Mr. Herendeen or Mr. Humphries employment due to death or disability, or upon expiration of the employment term following non-renewal of employment agreement by either party, they are entitled to receive a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive, as shown above under “Termination due to Death or Disability.”
(6)	Pursuant to the terms of the equity award agreements governing Messrs. Herendeen and Humphries and Ms. Ackermann’s RSUs received upon hire, if Mr. Herendeen, Mr. Humphries, or Ms. Ackermann’s employment is terminated by us without cause, by Mr. Herendeen or Mr. Humphries for good reason, or upon death or disability, they are entitled to accelerated vesting of unvested RSUs as shown above under “Termination without Cause or for Good Reason,” “Termination within 12 months of a Change in Control,” and “Termination due to Death or Disability.”
(7)	If the employment of Ms. Ackermann or Mr. Appio is terminated by us without cause, or by Ms. Ackermann or Mr. Appio for good reason, they will be entitled to receive a cash severance payment equal to one times the sum of annual base salary and annual target incentive, a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive, continued health benefits for 12 months at active employee rates, and, for Ms. Ackermann, outplacement support, as shown above under “Termination without Cause or for Good Reason.” For Ms. Ackermann and Mr. Appio, “good reason” includes (i) a material reduction in duties and responsibilities; (ii) any reduction in base salary or target incentive opportunity which is not comparable to the reductions for other similarly situated executive officers; and (iii) a material breach by us of a material provision of their employment agreement. If such termination occurs in contemplation of our change in control or within 12 months following our change in control, Ms. Ackermann and Mr. Appio will be entitled to receive a cash severance payment equal to two times the sum of annual base salary and annual target incentive, a prorated annual target incentive for the year of termination, continued health benefits for 12 months at active employee rates, and, for Ms. Ackermann, outplacement support, as shown above under “Termination within 12 months of a Change in Control.” No cash payment will be made if employment is terminated as a result of death or disability, as shown above under “Termination due to Death or Disability.”

(8)	Pursuant to the terms of the equity award agreements governing Ms. Ackermann’s 2016 PSUs, if Ms. Ackermann’s employment is terminated by us without cause, or by Mr. Ackermann for good reason, including within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or due to death or disability, unvested PSUs would vest based on actual performance through Ms. Ackermann’s termination date (or, if later, the date of the change in control). Based on actual performance, no PSUs would have been delivered so no estimated incremental value is shown in the table above.
(9)	Pursuant to the terms of the equity award agreements governing Ms. Ackermann’s, Mr. Appio’s and Mr. Humphries’ 2017 RSUs, if their employment is terminated by us without cause, by Ms. Ackermann, Mr. Appio, or Mr. Humphries for good reason, unvested RSUs will vest pro-rata, unless this termination is within 12 months of our change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control) or due to death or disability, in which case all of unvested options will vest. This vesting treatment, except in the case of death or disability shown above under “Termination due to Death or Disability,” applies beginning after the first anniversary of the grant date. Therefore, no value is shown above under “Termination without Cause or for Good Reason” or “Termination within 12 months of a Change in Control.”
(10)	Pursuant to the terms of the equity award agreements governing Ms. Ackermann’s, Mr. Appio’s and Mr. Humphries’ 2017 PSUs, if their employment is terminated by us without cause, or by Ms. Ackermann, Mr. Appio, or Mr. Humphries for good reason, in both of those circumstances (other than in connection with our change of control), as well as upon death or disability, they will be entitled to prorated vesting of unvested PSUs at actual performance as shown above under “Termination without Cause or for Good Reason” and “Termination due to Death or Disability.” If their employment is terminated by us without cause, or by Ms. Ackermann, Mr. Appio, or Mr. Humphries for good reason, in each case within 12 months of our change of control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), unvested PSUs will vest based on target performance through termination date (or, if later, the date of the change in control). This vesting treatment applies beginning after the first anniversary of the grant date. Therefore, no value is shown above under “Termination without Cause or for Good Reason,” “Termination within 12 months of a Change in Control,” or “Termination due to Death or Disability.”
(11)	Pursuant to the terms of the equity award agreements governing Ms. Ackermann’s, Mr. Appio’s and Mr. Humphries’ 2017 Stock Options, if their employment is terminated by us without cause, or by Ms. Ackermann, Mr. Appio, or Mr. Humphries for good reason, in each case within 12 months of our change of control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or in the case of death or disability, unvested options will vest in full. This vesting treatment, except in the case of death or disability shown above under “Termination due to Death or Disability,” applies beginning after the first anniversary of the grant date. Therefore, no value is shown above under “Termination without Cause or for Good Reason” or “Termination within 12 months of a Change in Control.”

(12)	Pursuant to the terms of the equity award agreement governing Mr. Appio’s retention 2017 RSUs, if Mr. Appio’s employment is terminated by us without cause, by Mr. Appio for good reason, or following non-renewal of Mr. Appio’s employment agreement by us, Mr. Appio is entitled to accelerated vesting of unvested RSUs as shown above under “Termination without Cause or for Good Reason.”
(13)	Mr. Humphries is entitled to continued health benefits for 24 months at active employee rates, as shown above under “Termination without Cause or for Good Reason” and “Termination within 12 months of a Change in Control.”

2017 Pay Ratio Disclosure

Pay Ratio

In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2017:

•	the median of the annual total compensation of all our employees (excluding our CEO) was $35,422;
•	the annual total compensation of our CEO was $4,895,108; and
•	the ratio of these two amounts was 138 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

Methodology for Identifying Our Median Employee

Employee Population

To identify the median of the annual total compensation of all of our employees (other than our CEO), we first identified our total employee population from which we determined our median employee. We determined that, as of October 2, 2017, our employee population consisted of approximately 20,893 individuals (of which approximately 27% were located in the United States and 73% were located in jurisdictions outside the United States).

We selected October 2, 2017, which is within the last three months of 2017, as the date upon which we would identify the median employee.

Adjustments to our Employee Population

As permitted by the Pay Ratio Rule, we adjusted our total employee population (as described above) for purposes of identifying our median employee by excluding approximately 1,023 of our employees located in certain jurisdictions outside of the United States given the relatively small number of employees in those jurisdictions, as follows: 49 employees from Algeria, 70 employees from Australia, 47 employees from Belarus, 32 employees from Bulgaria, 20 employees from Croatia, 94 employees from Hong Kong, 46 employees from Kazakhstan, 24 employees from Lithuania, 84 employees from Malaysia, 48 employees from the Philippines, 24 employees from Portugal, 57 employees from Romania, 48 employees from Singapore, 33 employees from Slovakia, 61 employees from Slovenia, 25 employees from South Africa, 25 employees from Sweden, 17 employees from Switzerland, and 96 employees from Taiwan. There are 15 employees or less in the following jurisdictions: Austria, Belgium, Bosnia & Herzegovina, Costa Rica, Denmark, the Dominican Republic, El Salvador, Estonia, Finland, Guatemala, Honduras, Indonesia, Montenegro, Nicaragua, Norway, Panama, Peru, and Sri Lanka.

After taking into to account the above described adjustments to our employee population as permitted by the Pay Ratio Rule, our total adjusted employee population for purposes of determining our median employee consisted of approximately 19,870 individuals.

Determining our Median Employee

To identify our median employee from our adjusted employee population, we compared the amount of base salary of our employees as reflected in our payroll records and converted to U.S. Dollars. In making this determination, we annualized the compensation of our full-time employees including those who were hired in 2017 (but did not work for us for the entire fiscal year) and permanent part-time employees (reflecting what they would have earned if they had worked the entire year at their part-time schedule). We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

Determination of Annual Total Compensation of our Median Employee and our CEO

Once we identified our median employee, we then calculated such employee’s annual total compensation for 2017 using the same methodology we used for purposes of determining the annual total compensation of our NEOs for 2017 as set forth in the 2017 Summary Compensation Table on page 50.

Our CEO’s annual total compensation for 2017 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the 2017 Summary Compensation Table, adjusted, to the extent applicable, in a similar manner as the annual total compensation of our median employee.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Richard U. De Schutter	—	366,975	—	366,975
Dr. Fredric N. Eshelman	115,885	249,995	—	365,880
D. Robert Hale	129,297	249,995	—	379,292
Dr. Argeris (Jerry) N. Karabelas	127,885	249,995	—	377,880
Sarah B. Kavanagh	120,885	249,995	—	370,880
Robert N. Power	125,885	249,995	—	375,880
John A. Paulson(3)	—	281,769		281,769
Russel C. Robertson	—	396,733	—	396,733
Thomas W. Ross, Sr.	195,885	249,995	—	445,880
Amy B. Wechsler, M.D.	—	370,664	—	370,664
(1)	The amounts shown in this column relate to (i) the annual RSU grant made to each non-management Director in 2017, as further described below under the heading “Director Compensation” on page 60, and (ii) with respect to Mr. De Schutter, Mr. Paulson, Mr. Robertson and Dr. Wechsler, RSUs granted in lieu of cash for annual Board and committee retainers, pursuant to their election. These amounts are based upon the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. Fair value is calculated using the closing price of our Common Shares on the date of grant for purposes of determining the individual grant amounts.
(2)	Directors had aggregate outstanding RSUs at 2017 fiscal year-end: Mr. De Schutter, 33,020; Dr. Eshelman, 25,406; Mr. Hale, 25,406; Dr. Karabelas, 42,132; Ms. Kavanagh, 39,864; Mr. Paulson, 39,246; Mr. Power, 51,627; Mr. Robertson, 55,858; Mr. Ross, 43,228; and Dr. Wechsler, 47,556. With respect to Mr. Hale, all board compensation accrue to the benefit of the investors in ValueAct Capital Master Fund, L.P., and not to any individual. Under an agreement with ValueAct Capital, Mr. Hale is deemed to hold the RSUs for the benefit of the limited partners of ValueAct Capital Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) Value Act Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P.
(3)	Mr. Paulson was appointed to the Board on June 14, 2017.

At the direction of the full Board, the Nominating and Corporate Governance Committee evaluates the competitiveness of non-employee Directors’ compensation and makes recommendations to the full Board as appropriate. The Board can change the compensation of such Directors at any time. In making its recommendations, the Nominating and Corporate Governance Committee considers both the high level of expertise and the time commitment that Board service at the Company requires. The Nominating and Corporate Governance Committee has sole authority to retain and/or terminate compensation consultants or compensation consulting firms as the Nominating and Corporate Governance Committee may deem appropriate in recommending non-employee Director compensation.

Director Compensation

The annual cash retainer for each non-employee Director is $100,000, payable in quarterly installments. Chairpersons of each Board committee receive an additional annual cash retainer, as follows: $40,000 for the Audit and Risk Committee, $25,000 for the Talent and Compensation Committee, $15,000 for the Nominating and Corporate Governance Committee, $15,000 for the Finance and Transactions Committee and $15,000 for the Conduct and Compliance Committee, each payable in quarterly installments. Members of Board committees who do not serve as chairpersons receive an additional annual cash retainer as follows: $15,000 for the Audit and Risk Committee, $15,000 for the Talent and Compensation Committee, $10,000 for the Nominating and Corporate Governance Committee, $10,000 for the Finance and Transactions Committee and $10,000 for the Conduct and Compliance Committee, each payable in quarterly installments. Directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings. Directors are permitted to elect to receive RSUs in lieu of any of the above cash retainers. Any such RSUs so elected are deliverable at the end of a Director’s service with the Company.

In addition to the cash retainers above, the Company grants each non-employee Director, on the third business day following each Annual Meeting of Shareholders, a number of RSUs with a fair market value equal to $250,000. These annual grants of RSUs vest and are deliverable prior to the next Annual Meeting of Shareholders, unless the Director elects to defer issuance until the Director’s separation from the Company.

Each non-employee Director is expected to hold or control Common Shares vested, restricted or deferred share units or a combination thereof, having a market value at least equal to five (5) times the annual Board cash retainer by not later than the fifth anniversary of his or her election or appointment to the Board or, for individuals who were Directors on May 30, 2012, not later than May 30, 2017. For each non-employee Director’s progress toward this requirement, see “Nominees for Election to the Board” starting on page 10.

In addition to the compensation described above, any Director serving as the Lead Independent Director receives an annual fee of $75,000, payable on the third day following each Annual Meeting of Shareholders. Also, a Director serving as the Non-Executive Chairperson would be entitled to receive an annual payment of $400,000 (payable $220,000 in RSUs and $180,000 in cash). There is currently no Non-Executive Chairperson on the Board, and Mr. Papa received compensation in 2017 only in his capacity as our CEO. See “Summary Compensation Table” on page 50.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved By Shareholders	15,902,504	(1)(2)	$34.65	7,461,167
Equity Compensation Plans Not Approved By Shareholders	—		—	—
Total	15,902,504		$34.65	7,461,167
(1)	Included in this amount is the maximum number of Common Shares that may be issued under each of the PSUs and annual RSUs outstanding as of December 31, 2017. Includes securities underlying Valeant Pharmaceuticals International (“VPI”) awards granted prior to the Biovail Corporation and VPI merger in September 2010 (the “Merger”) that were converted to Company awards in connection with the Merger. As of December 31, 2017, the weighted average remaining contractual term of outstanding options was 8.1 years.
(2)	Included in this amount is the maximum number of Common Shares that may be issued under the Valeant 2003 and Valeant 2006 Plans representing (i) 14,537 Common Shares issuable in respect of options and (ii) 2,138,194 Common Shares issuable in respect of RSUs granted and which remain outstanding under such plans. The weighted average exercise price on the 14,537 Common Shares issuable in respect of options is $8.23.

2014 Omnibus Incentive Plan

The Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) was adopted and approved by the Board and the shareholders of the Company effective as of May 20, 2014. For Information about the Plan, please see Proposal Number 3 starting on page 70.

2011 Omnibus Incentive Plan Summary

The Company’s 2011 Omnibus Incentive Plan (the “2011 Plan”) was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2011. The Company ceased granting new awards under the 2011 Plan upon the approval of the 2014 Omnibus Incentive Plan in 2014.

Awards Under The Plan

Awards under the 2011 Plan may be granted as options (including both incentive stock options and nonqualified stock options), share appreciation rights (“SARs”), share awards (including restricted shares, deferred shares and share units that may be settled either in Common Shares or cash) or cash awards. However, no SARs or deferred shares have been granted under the 2011 Plan. Awards may be granted singly, in combination or in tandem as determined by the Talent and Compensation Committee, in its sole discretion. A maximum of 1,542,340 Common Shares (less than 1% of the issued and outstanding Common Shares as of December 31, 2017) may be issued pursuant to the exercise of options or in connection with the vesting of share awards under the terms of the 2011 Plan.

Eligibility

Persons eligible to receive awards are any employees, Directors or individuals performing services for the Company or its subsidiaries in the capacity of a consultant, agent or otherwise, as determined by the Talent and Compensation Committee. Unless otherwise determined by the Talent and Compensation Committee, members of the Board shall generally not be eligible to receive SARs or options.

Participation Limits

Subject to adjustments made to reflect a change in the Company’s capital structure, including as a result of a stock dividend, stock split, reverse consolidation, recapitalization, reorganization or divestiture or other similar event
(“capital structure adjustments”), the aggregate number of Common Shares that may be granted to any “covered employee” during a calendar year in the form of options, SARs, and/or share awards intended to qualify as “performance-based compensation” (such terms having the meanings given in Section 162(m) of the Code, including any rules and regulations thereunder) shall not exceed 1,000,000 Common Shares (computed based on maximum performance).

Furthermore, (i) the number of Common Shares issuable to persons who are reporting insiders (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators), at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; and (ii) the number of Common Shares issued to such insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of its issued and outstanding securities.

Expiration of Options and SARs

Generally options and SARs are granted for a term determined by the Talent and Compensation Committee but not to exceed 10 years (the “Original Term”). For options granted as incentive stock options to certain participants, the Original Term shall not exceed five years. If the Original Term of an option and SAR held by a participant expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth business day following the end of the Company blackout period.

Exercise Price of Options and SARs

The exercise price per share for each option and SAR is not less than 100% of the closing price of the Common Shares on the trading day immediately preceding the date of grant.

Vesting

Awards under the 2011 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options currently outstanding vest in equal installments over a period of three or four years after the date of grant or 100% on the third or fourth anniversary of the grant date. Share units generally vest 100% on the third anniversary of the date of grant.

Dividend Equivalents

The Talent and Compensation Committee may provide that share awards earn dividends or dividend equivalents in the form of additional share awards, subject to such terms, conditions, restrictions and limitations as it may establish from time to time. Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any share award subject to the achievement of performance criteria, unless and until the relevant performance criteria have been satisfied. Generally, holders of share units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate.

Termination of Employment

Except as otherwise provided in a participant’s employment agreement or letter, in the event that the optionholder’s employment is terminated by reason of death, disability, termination by the Company without cause or the participant voluntarily resigns, the right to exercise such option terminates on the date that is 90 days from the participant’s termination (but in no event beyond the Original Term). Any options or share units that are unvested and do not vest on the termination date are cancelled and forfeited.

In the event that the optionholder’s employment is terminated by the Company without cause within one year following a change of control, all unvested options will vest on such termination and the optionholder will have one year following such a termination to exercise the option (but in no event beyond the Original Term). In the case of a holder of share units whose employment is terminated by the Company within one year following a change of control, a number of the holder’s share units will vest on such termination equal to the number of share units granted multiplied by a fraction, the numerator of which is the number of completed months between the date of grant and the date of termination and the denominator of which is thirty-six (36). Any remaining unvested share units which do not vest on the termination date will be cancelled and forfeited on the date of termination.

In the event that the optionholder’s employment is terminated by the Company for cause prior to the exercise of the option, the option shall terminate and expire as of the date of termination of the employment. In the case of a holder of share units whose employment is terminated by the Company for cause, all of the holder’s share units shall terminate as of the date of termination of the employment.

Nontransferability

Awards granted under the 2011 Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the Common Shares underlying such award have been issued, and all restrictions applicable to such Common Shares have lapsed or have been waived by the Talent and Compensation Committee. Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or Common Shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The 2011 Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the TSX, or any other securities exchange on which the Common Shares are traded or quoted. Under the 2011 Plan, the Company shall obtain shareholder approval for: (i) a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price), except where the reduction is made to reflect a chance in the Company’s capital structure, including as a result of a capital structure adjustment; (ii) the extension of the Original

Term of an option; (iii) any amendment to remove or to exceed the participation limits described above; (iv) an increase to the maximum number of Common Shares issuable under the 2011 Plan (other than adjustments made to reflect a change in the Company’s capital structure, including as a result of a capital structure adjustment); (v) amendments to the amendment provision of the 2011 Plan other than amendments of a clerical nature; and (vi) any amendment that permits awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

Without shareholder approval, the Board has the discretion to make certain amendments to the 2011 Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the 2011 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the 2011 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the 2011 Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2011 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the 2011 Plan in 2017.

2007 Equity Compensation Plan

The Company’s 2007 Equity Compensation Plan (the “2007 Plan”) was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2007. The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 Omnibus Incentive Plan in 2011.

Awards Under The 2007 Plan

Awards under the 2007 Plan may be granted as options and RSUs.

Eligibility

Persons eligible to receive awards are employees, officers, Directors and “consultants” (as defined in National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian securities administrators) of the Company and its subsidiaries and affiliates.

Participation Limits

Under the current terms of the 2007 Plan:

(a)	the number of Common Shares reserved for “insiders” (as defined in the TSX Company Manual) issuable, at any time, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;
(b)	the number of Common Shares issued to such insiders, within any one-year period, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding
Common Shares;
(c)	the total number of options and RSUs in aggregate granted pursuant to the 2007 Plan to any one participant during any calendar year must not exceed 20% of the total number of options and RSUs in aggregate granted pursuant to the Plan during such calendar year;
(d)	the number of Common Shares to be issued under the 2007 Plan to any one participant during each calendar year during the term of the 2007 Plan shall not exceed the lesser of (i) 5% of the issued and outstanding Common Shares or (ii) 7,987,450 Common Shares;
(e)	the number of Common Shares reserved for issuance and issued pursuant to the 2007 Plan to any one participant at any time must not exceed 25% of the total number of Common Shares that may be issued from treasury under the Plan; and

(f)	the maximum number of Common Shares issuable in respect of RSUs, that are subject to performance goals, during any calendar year, to any one participant, shall be 300,000 Common Shares (subject to any decrease pursuant to adjustments made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company); provided, however, that if the performance period is less than three consecutive fiscal years, such maximum number of Common Shares above shall be determined by multiplying 300,000 by a fraction, the numerator of which is the number of days in the performance period and denominator of which is 1095.

Expiration of Options

The 2007 Plan provides for a maximum option term of 5 years. Options currently outstanding under the 2007 Plan generally expire on the fifth anniversary of the date of grant. However, if the term of an option expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth business day following the end of the Company blackout period.

Exercise Price of Options

The exercise price per share for each option or SAR is not less than 100% of the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of grant.

Vesting

Awards under the 2007 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options generally vest in equal installments over a period of three or four years following the date of grant. RSUs generally vest 100% on the third anniversary of the date of grant. Vesting of RSUs also may be subject to the attainment of specified performance goals.

Dividend Equivalents

RSUs earn dividend equivalents in the form of additional RSUs. Dividend equivalents vest in line with the underlying award to which they relate.

Termination of Employment or Service

Options granted under the Plan to an employee or officer option holder are forfeited upon termination of employment or term of office with the Company, except in certain cases including disability, death, retirement and termination without cause or resignation. Any options held by an option holder that are not exercisable at the date of death, disability, retirement or termination, immediately expire and are cancelled on such date. Employee options that are exercisable at the date of death, disability, retirement or termination expire on the earlier of (a) the original term of the option and (b) either (i) 180 days from the date of death, disability or retirement or (ii) 60 days from the date of termination without cause or resignation. Consultant options that are exercisable at the date of death or disability of the consultant or termination of the consulting relationship expire on the earlier of (a) the original term of the option and (b) 60 days from the date of death, disability or termination. Where an employee or officer option holder’s employment or term of office is terminated for cause, or a consultant’s consulting arrangement is terminated for the consultant’s breach of the consulting arrangement, any options held by the option holder, whether or not exercisable at the termination date, immediately expire and are cancelled on such date. Notwithstanding the foregoing provisions, the Board may permit the exercise of any options held in the manner and on the terms as authorized by the Board, including the right for the Board to accelerate the vesting of options, provided that the Board may not authorize the exercise of an option beyond the expiration of the applicable exercise period.

Where an RSU holder’s employment, term of office or consulting arrangement terminates by reason of (a) in the case of an employee or officer RSU holder, voluntary resignation, or termination by the Company or one of its affiliates for cause or (b) in the case of a consultant RSU holder, voluntary termination or termination by the Company or one of its affiliates for breach of the consulting arrangement, then any RSUs that are unvested on the date of such termination or resignation will be forfeited and cancelled on the termination date. Where the RSU holder’s employment terminates due to death, disability or retirement or termination without cause, or a consultant

RSU holder’s consulting arrangement is terminated by the Company or one of its affiliates other than as a result of a breach, then prorated RSUs will vest, based on the number of days of active service from the grant date to the date of death, disability, retirement or termination compared to the number of days from the grant date to the vesting date, and the remainder are cancelled.

In addition to the foregoing, the 2007 Plan provides that:

(a)	if an option holder or RSU holder engages in a business that competes with that of the Company, or any activity that would be considered detrimental to the Company (i) prior to any exercise of an option, all options held by the option holder will terminate and expire; (ii) during the one-year period following the date an option is exercised or becomes vested, the option holder will be required to pay to the Company an amount equal to any gain realized as a result of the exercise of the option; (iii) prior to any vesting of RSUs, all RSUs held by the RSU holder will terminate and be cancelled; or (iv) during the one-year period commencing on the date one or more RSUs vest, the RSU holder will be required to pay to us an amount equal to the market price of the Common Shares and/or the cash amount received by the RSU holder, plus any other gain realized as a result of the vesting of the RSUs, issuance of the Common Shares and/or payment of the cash amount; and
(b)	if an option holder or RSU holder has been employed by the Company or one of its affiliates for at least 10 consecutive years, the Plan provides that, provided that the sum of the holder’s age and the years of service with the Company, or its affiliate, equals or exceeds 70, upon the retirement, death, disability or termination (other than in the case of a termination for cause) (i) all of the unvested options held by such holder will immediately vest and become exercisable, (ii) all such vested options shall expire on the earlier of (A) the expiration of the term of such options, and (B) one year following the retirement, death, disability or termination with us, and (iii) all unvested RSUs held by such holder will immediately vest (other than for RSU holders who are subject to U.S. taxation, in which case the Plan provides for special vesting rules).

On a change in control, the Board may, without the consent of any participant, take such steps as are necessary or desirable to cause the conversion or exchange of outstanding options or RSUs into or for cash or options, units, rights or other securities of substantially equivalent value in any entity participating in or resulting from the change in control. Alternatively, the Board may accelerate the vesting of any or all outstanding options or RSUs so that they are exercisable conditional upon or prior to the completion of the change in control.

Nontransferability

No assignment or transfer of options or RSUs, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in any assignee or transferee and immediately upon any assignment or transfer, or any attempt to make the same, such options or RSUs will terminate and be of no further force or effect.

Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit
(on such terms, conditions and limitations as it may establish) nonqualified stock options and/or Common Shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The Board may, without notice, at any time or from time to time for any purpose whatsoever, amend, suspend, discontinue or terminate this 2007 Plan or any award granted under this 2007 Plan.

No amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the TSX, or any other securities exchange on which the Common Shares are traded or quoted. Under the 2007 Plan, the Company shall obtain shareholder approval for any amendment (i) to increase the number of Common Shares reserved for issuance under the 2007 Plan; (ii) that would reduce the exercise price of an option (including a cancellation and reissue of an option constituting a reduction of the exercise price); (iii) to extend the term of an outstanding option beyond the originally scheduled expiry date for that option; (iv) to the eligible participants under the 2007 Plan that would permit the introduction or reintroduction of non-employee Directors to participate under the 2007 Plan on a discretionary basis; (v) that would alter the transferability or assignability of options or RSUs; and (vi) to provide for other types of compensation through equity issuance, in each case unless the change results from an adjustment made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company.

Without shareholder approval, the Board has the discretion to make certain amendments to the 2007 Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the 2007 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature, as well as any amendment clarifying any provision of the 2007 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the 2007 Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2007 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the 2007 Plan in 2017.

Option and RSU Plans

As of March 5, 2018, 12,461,186 Common Shares (3.57% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2003 Plan and 208,817 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2003 Plan. As of March 5, 2018, a total of 14,005 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2003 Plan, issuable in respect of RSUs granted and which remain outstanding under such plan. There were no stock options outstanding under the plan as of March 5, 2018.

As of March 5, 2018, 74,096 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2006 Plan and 2,762,518 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2006 Plan. As of March 5, 2018, a total of 2,124,189 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2006 Plan issuable in respect of RSUs granted and which remain outstanding under such plan. There were no stock options outstanding under the plan as of March 5, 2018.

As of March 5, 2018, 4,301,303 Common Shares (1.23% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2007 Plan and 3,576,355 (1.03% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 5, 2018, a total of 505,830 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2007 Plan issuable in respect of RSUs granted and which remain outstanding under such plan. There were no stock options outstanding under the plan as of March 5, 2018.The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 Plan in 2011.

As of March 5, 2018, 425,124 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2011 Plan and 2,555,260 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2011 Plan. As of March 5, 2018, a total of 1,050,459 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2011 Plan, representing (i) 425,124 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 558,578 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan. The Company ceased granting new awards under the 2011 Plan upon the approval of the 2014 Plan in 2014.

As of March 5, 2018, 2,128 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2014 Plan and 1,767,241 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2014 Plan. As of March 5, 2018, a total of 11,944,380 Common Shares (3.42% of the issued and outstanding Common Shares) remained reserved for issuance under the 2014 Plan, representing (i) 3,883,624 Common Shares (1.11% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 8,060,756 Common Shares (2.31% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

AUDIT COMMITTEE REPORT

The Report of the Audit and Risk Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit and Risk Committee, comprised of independent directors, is delegated by the Board to monitor the integrity of our financial statements, the auditors’ qualifications and independence, the performance of the auditors and our internal auditors, and the Company’s compliance with legal and regulatory requirements.

Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. PricewaterhouseCoopers LLP, our auditors for fiscal year ended December 31, 2017, had the responsibility for expressing an opinion as to whether the audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States in all material respects and on the effectiveness of our internal controls over financial reporting.

The Audit and Risk Committee met with management and the auditors to review and discuss the audited financial statements for the year ended December 31, 2017, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the auditor’s assessment of our internal controls over financial reporting. The auditors, as well as the internal auditors, had full access to the Audit and Risk Committee, including regular meetings without management present.

The Audit and Risk Committee received from and discussed with the auditors the written report and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communications with the Audit and Risk Committee concerning independence and has discussed with the auditor the auditor’s independence. Additionally, the committee discussed with the auditors the matters required by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

The Audit and Risk Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the auditors. Based on the aforementioned reviews and discussions, and the report of the auditors, the Audit and Risk Committee recommended to the Board that the audited financial statements for the year ended December 31, 2017, be included in the Company’s Annual Report filed with the SEC.

Audit and Risk Committee
Russel C. Robertson, Chairperson
Sarah B. Kavanagh
Robert N. Power

CERTAIN TRANSACTIONS

Certain Related-Party Transactions

As described above, the Board has adopted the Standards, which set out the Board’s expectations for the conduct of our Directors, officers and employees in their dealings on behalf of the Company. Our conflict of interest policy is set forth in our Standards of Business Conduct and requires that Directors, officers and employees avoid situations in which they have a potential or actual conflict of interest with the Company. Directors, officers or employees involved in any of the types of relationships described in our conflict of interest policy are required to immediately and fully disclose the relevant circumstances to their immediate supervisors, in the case of officers or employees, or to the Audit and Risk Committee, in the case of Directors. The Audit and Risk Committee reviews transactions or proposed transactions in which an executive officer has an interest that conflicts with the Company’s interests and makes recommendations to the Board regarding any such transaction. The Audit and Risk Committee also conducts such reviews in cases where the conflict, or potential conflict, involves a member of the Board. Our conflict of interest policy states that the following are types of outside activities that can create conflicts:

•	Ownership by a Director or employee or any member of the Director’s or employee’s family of a substantial interest in any concern that does business with the Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).
•	Serving as a Director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which the Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of the Company.
•	Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with the Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.
•	Performance by a Director or employee or a member of the Director’s or employee’s family of services for any outside concern or individual that does business with the Company.
•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the Director or employee.

Since January 1, 2017, the Company was involved in the following related-party transactions each of which has been approved or ratified by the Audit and Risk Committee:

Joseph C. Papa’s son, Matthew Papa, Product Manager, has been employed by the Company since September 2016. In 2017, Matthew Papa received an aggregate of $159,149 in compensation.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is committed to excellence in governance. At our 2017 Annual Meeting of Shareholders, our Board recommended and shareholders approved, in a non-binding advisory vote, that a non-binding advisory vote on executive compensation be held every year. The Board determined that our shareholders should vote on a say-on-pay proposal every year, consistent with the preference expressed by our shareholders at the 2017 Annual Meeting of Shareholders. Proposal No. 2 provides the Company’s shareholders with an opportunity to provide an advisory vote related to compensation of the Company’s Named Executive Officers.

The Company has a “pay-for-performance” philosophy that forms the foundation of all decisions regarding compensation of the Company’s Named Executive Officers. This compensation philosophy and the program structure approved by the Talent and Compensation Committee have been central to the Company’s ability to attract, retain and motivate individuals who can achieve superior shareholder returns. The Talent and Compensation Committee is engaged in reevaluating such compensation philosophy and the Company’s compensation programs and practices. Please refer to “Executive Compensation — Compensation Discussion and Analysis — Executive Summary” for an overview of the compensation of the Company’s Named Executive Officers.

Pursuant to Schedule 14A of the Exchange Act, we are asking for shareholder approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosure includes the disclosure under “Executive Compensation —Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the executive compensation policies and practices described in this Proxy Statement. This advisory vote gives you as a shareholder the opportunity to endorse or not endorse the compensation of our Named Executive Officers through the following resolution:

Resolved, that the shareholders approve, in an advisory resolution, the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section and compensation tables, as well as the other narrative executive compensation disclosures, contained in this Proxy Statement.

This vote is advisory and therefore not binding on the Company, the Talent and Compensation Committee of the Board or the Board. The Board and the Talent and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider those shareholders’ concerns, and the Talent and Compensation Committee will evaluate whether any actions are necessary to address those concerns. As noted above, partly in response to the disappointing 68% of votes in favor of our executive compensation program at the 2017 Annual Meeting of Shareholders and 62% votes in favor of our executive compensation program at the 2016 Annual Meeting of Shareholders, certain changes have been made to these programs. See “2017 Shareholder Engagement”. Shareholders had previously endorsed the design and administration of our executive compensation programs by significant margins, with votes in favor of these programs at our 2015 Annual Meeting of Shareholders of 90%.

The Board recommends that the shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S 2014 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED UNDER THE PLAN

The Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) was approved by our shareholders at the 2014 annual meeting. An aggregate of approximately 18 million common shares of the Company no par value per share (“Common Shares”) had been reserved for issuance under the 2014 Plan. As ofDecember 31, 2017, only 7,461,000 Common Shares were available for further issuance. On February 22, 2018, the Board of Directors approved an amendment to the 2014 Plan, subject to approval by the shareholders at the Annual Meeting, to increase the number of Common Shares authorized for issuance under the 2014 Plan (the “Amended 2014 Plan”). We are asking our shareholders to approve the increase in the number of Common Shares authorized for issuance under the 2014 Plan by 11,900,000 at the Annual Meeting. The proposed 11,900,000 additional Common Shares, which represents 3.4% of the Common Shares of the Company outstanding as of March 5, 2018, is expected to allow us to make grants under the Amended 2014 Plan for approximately two to three years.

We believe that increasing the number of Common Shares issuable under the 2014 Plan is necessary in order to allow Valeant to continue to align the long-term financial interests of employees, members of the Board, consultants, members of our sales force and other service providers of the Company and its subsidiaries with those of the Company’s shareholders, to attract and retain those individuals by providing compensation opportunities that are competitive with other companies and provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its subsidiaries. As of the filing of this Proxy Statement, the number of persons eligible to participate in the Amended 2014 Plan is approximately 3,500. A copy of the Amended 2014 Plan is attached to this proxy statement as Exhibit A.

In addition to the amendment increasing the number of Common Shares issuable under the 2014 Plan, the Amended 2014 Plan includes the following amendments that do not require shareholder approval as shareholder approval is not required under amendment provisions of the 2014 Plan: (i) introduction of a $750,000 aggregate fair market value limit on Awards (in either equity, cash or other compensation) that can be granted in any calendar year to a Participant who is a non-employee director; (ii) housekeeping changes to address recent changes to Section 162(m) of the Internal Revenue Code; (iii) Awards are expressly subject to the Company’s clawback policy; and (iv) Awards not assumed or substituted in connection with a Change of Control will only vest on a pro rata basis.

The Board believes that the Amended 2014 Plan is in the best interest of shareholders and supports this proposal for the following reasons:

•	The 2014 Plan is administered by our Talent and Compensation Committee, which is composed entirely of independent directors.
•	The Company strives to maximize employee and shareholder alignment through the use of equity awards, while minimizing dilution.
•	If the proposed amendments are not approved, the Company will not have sufficient Common Shares for grant needs and will lose a critical tool for recruiting, retaining and motivating employees. The Company would thus be at a competitive disadvantage in attracting and retaining talent.
•	The terms of the Company’s equity and other annual and long-term incentive compensation awards and employee policies are all designed to protect shareholder interests and encourage employees to focus on the long-term success of the Company.
•	Employees typically cannot fully monetize equity awards until three years after grant subject to certain exceptions. For example, RSUs granted for 2017 generally vest in one-third increments with the final third not converting to Common Shares until after the third year.
•	The Company does not permit “liberal” share recycling. Shares that are withheld to satisfy any tax withholding obligations may not again be available for issuance under the Amended 2014 Plan.
•	The Amended 2014 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the Amended 2014 Plan can be increased automatically without shareholder approval.
•	Equity awards under the Amended 2014 Plan are generally double-trigger.

As a shareholder of the Company, you are invited to vote with respect to the Amended 2014 Plan through the following resolution:

Resolved that the shareholders approve the Amended 2014 Plan, including the increase to the maximum number of Common Shares subject to Awards which may be issued pursuant to the Amended 2014 Plan, by 11,900,000 Common Shares.

The Board of Directors of the Company recommends that the Shareholders vote “FOR” Proposal No. 3.

The following is a summary of the Amended 2014 Plan which is qualified in its entirety by the full text of the Amended 2014 Plan, a copy of which is included as Exhibit A to this Proxy Statement. The capitalized terms not otherwise defined in this summary have the meaning assigned to them in the Amended 2014 Plan. For the avoidance of doubt, the changes to the 2014 Plan incorporated in the Amended 2014 Plan and described below will only be applicable to equity awards granted after approval of the Amended 2014 Plan at the Annual Meeting.

Summary of Plan Terms

Common Shares Subject to the Amended 2014 Plan

The Common Shares of the Company issued or to be issued under the Amended 2014 Plan consists of authorized but unissued Common Shares or issued Common Shares that have been reacquired by the Company in any manner. Subject to adjustment made in connection with a recapitalization, change in control and certain other events set forth in the Amended 2014 Plan, the maximum number of Common Shares subject to Awards which may be issued pursuant to the Amended 2014 Plan will be equal to the sum of (i) 18,368,825 Common Shares (subject to the 2014 Plan as previously approved by Shareholders at the 2014 annual meeting), (ii) 11,900,000 Common Shares and (iii) the number of Common Shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered following the Effective Date under the Company’s 2011 Omnibus Incentive Plan and the 2007 Equity Compensation Plan.

In determining the number of Common Shares to be reserved for issuance under the Amended 2014 Plan, the Company’s management and Talent and Compensation Committee evaluated the historic share usage and burn rate under the 2014 Plan and the existing terms of outstanding Awards under the 2014 Plan, as discussed in “Historical Annual Common Share Usage” below.

The number of Common Shares authorized for grant under the Amended 2014 Plan is subject to adjustment, as described below. In addition, (i) the number of Common Shares issuable to Insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to Insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities; (iii) the number of Common Shares issuable to non-employee members of the Board of Directors, at any time, under all security-based compensation arrangements of the Company, cannot exceed 1% of issued and outstanding Common Shares of the Company; and (iv) the aggregate number of Common Shares that may be granted prior to November 2, 2017 to any employee covered by Section 162(m) of the Internal Revenue Code during a calendar year in the form of options, share appreciation rights, and/or share awards and intended to qualify as “performance-based compensation” thereunder was not permitted to exceed the number of Common Shares initially authorized for grant.

Subject to adjustment, as described below, in any calendar year, no Participant who is a non-employee director of the Company shall be granted Awards, in either equity, cash or other compensation, with an aggregate fair market value as of the grant date or payment date, as applicable, in excess of $750,000.

If any Common Shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award terminates or expires without a distribution of Common Shares to the participant, the Common Shares with respect to the Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Amended 2014 Plan; however, the Common Shares surrendered or withheld as payment of either the exercise price of an option (including Common Shares otherwise underlying an award of a SAR that are retained by the Company to account for the exercise price of the SAR) and/or withholding taxes in respect of an Award will no longer be available for Awards under the Amended 2014 Plan. The maximum number of Common Shares available for Awards under the Amended 2014 Plan shall not be affected by the payment of cash dividends on outstanding Awards, the payment of share-denominated awards that must be settled in cash, the granting of cash awards, or, in connection with a transaction with another entity, the granting of Awards to individuals who previously received Awards from the other entity and are receiving Awards under the Amended 2014 Plan as a result of such transaction.

Administration of the Amended 2014 Plan

Except as otherwise required by law or as designated otherwise by the Board of Directors, the Amended 2014 Plan will be administered by our Talent and Compensation Committee. The Talent and Compensation Committee will interpret the Amended 2014 Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the Amended 2014 Plan or any Awards granted under the Amended 2014 Plan as it deems to be appropriate.

As of the date of this Proxy, we expect that approximately 3,500 employees and 10 Directors will be eligible to receive Awards under the Amended 2014 Plan. The basis for participation in the Amended 2014 Plan is the Talent and Compensation Committee’s decision, in its sole discretion, that an Award to an eligible participant will further the Amended 2014 Plan’s purposes. In exercising its discretion, the Talent and Compensation Committee will consider the recommendations of management and the purposes of the Amended 2014 Plan, which are to continue to align the long-term financial interests of employees, Directors, consultants, members of our sales force and other service providers of the Company and its subsidiaries with those of the Company’s shareholders, to attract and retain those individuals by providing compensation opportunities that are competitive with other companies and provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its subsidiaries. In recent years, all eligible Directors have received Awards under the 2014 Plan (unless such compensation was waived) and approximately 13% of our employees have received Awards under the 2014 Plan.

Types of Awards

The following types of Awards may be made under the Amended 2014 Plan. All of the Awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Talent and Compensation Committee, in its sole discretion, subject to such limitations as are provided in the Amended 2014 Plan. In addition, subject to the limitations provided in the Amended 2014 Plan and in accordance with applicable law, the Talent and Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding Awards, and waive any conditions or restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards. As of March 5, 2018, the equity awards outstanding under our equity compensation plans were held by a total of 3,113 current and former employees and non-employee directors (3,073 current and former employees and non-employee directors held outstanding Awards granted under the 2014 Plan).

Non-qualified Stock Options

An award of a non-qualified stock option grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the Market Price (as defined below) of our Common Shares on the grant date. The “Market Price” of Common Shares as of a particular date shall generally mean the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded, for the last preceding date on which there was a sale of such Common Shares on such exchange (subject to certain exceptions set forth in the Amended 2014 Plan in the event that the Company is no longer traded on a national securities exchange). The repricing of non-qualified stock options is prohibited. Unless otherwise determined by the Talent and Compensation Committee, Directors shall generally not be eligible to receive options. The term of a non-qualified stock option may not exceed ten years from the date of grant. The exercise price may be paid with cash, Common Shares already owned by the participant, or with the proceeds from a sale of the Common Shares subject to the option. The Talent and Compensation Committee may also provide that an option may be “net exercised”, meaning that the participant would receive the number of whole Common Shares equal to (A) the difference between (x) the aggregate Market Price of the Common Shares subject to the portion of such option then being exercised and (y) the aggregate exercise price for all such Common Shares under the portion thereof then being exercised plus (to the extent it would not give rise to adverse accounting consequences pursuant to applicable accounting principles or to adverse tax consequences to the Participants under Canadian federal, provincial or territorial tax laws) the amount of withholding tax due upon exercise divided by (B)

the Market Price of a Common Share on the date of exercise. Any fractional share that would result from such equation shall be canceled. A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

Incentive Stock Options

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of Market Price on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by shareholders. The repricing of incentive stock options is prohibited. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of the Company, its parent or one of its subsidiaries, an incentive stock option must have a term of not more than five years and have an exercise price which is at least 110% of the Market Price. In addition, if the aggregate Market Price of the Common Shares (as of the grant date) for which incentive stock options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess will be treated as non-qualified stock options.

Share Appreciation Rights

A share appreciation right (“SAR”) entitles the participant to receive an amount equal to the difference between the Market Price of the Company’s Common Shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the Market Price of a Common Share on the grant date), multiplied by the number of Common Shares subject to the SAR. A SAR may be granted in substitution for a previously granted option, and if so, the exercise price of any such SAR may not be less than 100% of the Market Price of Common Shares as determined at the time the option for which it is being substituted was granted. Payment to a participant upon the exercise of a SAR may be in cash or Common Shares (in which case, the number of Common Shares to be paid will be determined by dividing the amount calculated above by the Market Price of a Common Share at the time of payment). Unless otherwise determined by the Talent and Compensation Committee, Directors shall generally not be eligible to receive SARs.

Restricted Shares

A restricted share award is an award of outstanding Common Shares that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Talent and Compensation Committee, and which may be forfeited if conditions to vesting are not met. Participants generally accrued (but are not paid) dividends or dividend equivalents on the Common Shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to provide voting instructions with respect to the Common Shares underlying their awards.

Deferred Shares

A deferred share award is an unfunded, unsecured promise to deliver Common Shares to the participant in the future, if the participant satisfies the conditions to vesting, as determined by the Talent and Compensation Committee. Participants do not have voting rights, but generally accrue (but are not paid) dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Units

A share unit is an award denominated in Common Shares that may be settled either in shares or cash, subject to terms and conditions determined by the Talent and Compensation Committee. Participants generally accrue (but are not paid) dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Payment

Subject to limits in the Amended 2014 Plan, the Talent and Compensation Committee may issue unrestricted Common Shares, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Talent and Compensation Committee determines. A share payment may be granted as, or in payment of, a bonus (including, without limitation, any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

Cash Awards

The Talent and Compensation Committee may issue awards that are payable in cash, as deemed by the Talent and Compensation Committee to be consistent with the purposes of the Amended 2014 Plan. These cash awards will be subject to the terms, conditions, restrictions and limitations determined by the Talent and Compensation Committee from time to time. The payment of cash awards may be subject to the achievement of specified performance criteria. The Amended 2014 Plan provides that the maximum amount of a cash award that may be granted during any annual performance period to any Participant (other than a non-employee director of the Company) may not exceed $10,000,000.

Performance Criteria

Awards granted under the Amended 2014 Plan may be subject to specified performance criteria. Performance criteria are based on the Company’s attainment of performance measures pre-established by the Talent and Compensation Committee, in its sole discretion, based on one or more of the following:

•	revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;
•	after-tax or pre-tax profits including, without limitation, those attributable to continuing and/or other operations;
•	the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITA;
•	return on capital employed, return on assets, or return on invested capital;
•	after-tax or pre-tax return on shareholders’ equity;
•	economic value added targets based on a cash flow return on investment formula;
•	the market price of the Common Shares;
•	the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;
•	the value of an investment in the Common Shares assuming the reinvestment of dividends;
•	the achievement of operating margin targets or other measures of improving profitability;
•	the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;
•	the achievement of, or progress toward, a launch of one or more new drug(s);
•	the achievement of research and development milestones;
•	the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;
•	the successful completion of clinical trial phases;
•	licensing or acquiring new products or product platforms;
•	acquisition or divestiture of products or business;
•	the entering into new, or exiting from existing, geographic markets or industry segments; or
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of the first item above, “extraordinary items” includes all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction, restructuring, or related to a change in accounting principles. Each financial metric above may be on a business unit, geographic segment, total company, or per-share basis, and on a GAAP or non-GAAP adjusted basis.

The performance criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. The Talent and Compensation Committee may designate additional business criteria on which the performance criteria may be based or adjust, modify or amend the previously mentioned business criteria, including to take into account actions approved by the Board or a committee thereof that affect the achievement of the original performance criteria. Performance criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Talent and Compensation Committee shall make appropriate equitable adjustments to the performance criteria in recognition of unusual or non-recurring events affecting us or our financial statements, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

Deferrals

The Talent and Compensation Committee may postpone the exercise of Awards, or the issuance or delivery of shares or cash pursuant to any Award for such periods and upon such terms and conditions as the Talent and Compensation Committee determines. In addition, the Talent and Compensation Committee may determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent the Company or any subsidiary from being denied a U.S. federal income tax deduction with respect to an award granted under the Amended 2014 Plan. Notwithstanding this authority, the Talent and Compensation Committee will not postpone the exercise or delivery of shares or cash payable in respect of Awards constituting deferred compensation under Section 409A of the Code, where such postponement will cause the imposition of additional taxes under Section 409A of the Code. Section 409A of the Code provides rules that govern the manner in which compensation of various types may be deferred and imposes taxes upon compensation that is improperly deferred or accelerated.

Blackout Periods

The Amended 2014 Plan provides that (i) if the expiration of the term of options or SARs awarded under the Amended 2014 Plan occurs during a period self-imposed by the Company during which a participant is prohibited from trading in the Company’s securities (a “Blackout Period”) such term will be extended until the tenth business day after the end of such Blackout Period, and (ii) if share units are to be delivered during a Blackout Period, the shares subject to such share units will be delivered as soon as practicable after the end of such Blackout Period.

Dividends and Dividends Equivalents

The Talent and Compensation Committee may provide that Share Awards shall earn dividends or dividend equivalents, as applicable, subject to such terms, conditions, restrictions and limitations as the Talent and Compensation Committee may establish. Notwithstanding the foregoing, dividends or dividend equivalents (i) shall have the same vesting dates and shall be paid in accordance with the same terms as the Awards to which they relate and (ii) with respect to any Award subject to the achievement of performance criteria, shall not be paid unless and until the relevant performance criteria have been satisfied.

Adjustments

The Amended 2014 Plan will provide that the Talent and Compensation Committee will make appropriate equitable adjustments to the maximum number of Common Shares available for issuance under the Amended 2014 Plan and other limits stated in the Amended 2014 Plan, the number Common Shares covered by outstanding Awards, and the exercise prices and performance measures applicable to outstanding Awards. These changes will be made to reflect changes in our capital structure (including a change in the number of Common Shares outstanding) on account of any share dividend, share split, reverse share split or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization or similar event, or to the extent necessary to prevent the enlargement or diminution of participants’ rights by reason of any such transaction or event or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders. These adjustments will be made only to the extent they conform to the requirements of applicable provisions of the Code and other applicable laws and regulations. The Talent and Compensation Committee, in its discretion, may decline to adjust an Award if it determines that the adjustment would violate applicable law or result in adverse tax consequences to the participant or to the Company. Adjustments described in this paragraph are subject to any applicable regulatory approvals.

Terminations

Unless the applicable award agreement provides otherwise or the Talent and Compensation Committee determines otherwise, vesting with respect to an Award will cease upon termination of a participant’s employment or service with the Company, and unvested Awards shall be forfeited upon such termination. In the case of termination for cause, vested awards shall also be forfeited.

Change of Control

The Amended 2014 Plan will provide that, unless otherwise set forth in a participant’s award agreement or employment agreement, all Awards that are assumed or substituted in connection with a Change of Control transaction (as defined in the Amended 2014 plan) will become fully vested, exercisable and free of restrictions, and any performance conditions on those Awards will be deemed to be achieved if the participant’s employment or service is terminated by the Company without “cause” (as defined in the Amended 2014 Plan) within 12 months following the Change of Control. In addition, the Amended 2014 Plan provides that, unless otherwise set forth in a participant’s award agreement, all Awards that are not assumed or substituted in connection with the Change of Control transaction will become fully vested (on a pro rata basis), exercisable and free of restrictions and any performance conditions on those Awards will be deemed to be achieved at target (on a pro rata basis) immediately upon the occurrence of the Change of Control transaction.

In addition, in the event of a Change of Control transaction, the Talent and Compensation Committee may, in its discretion, (i) provide that each option and each SAR which may, by its terms, only be settled in shares, will, immediately upon the occurrence of a Change in Control, be deemed to have been exercised on a “net exercise” basis, and (ii) may, in its discretion, except as would otherwise result in adverse tax consequences under Section 409A of the Code, provide that each Award, other than options and SARs will, immediately upon the occurrence of the Change of Control, be cancelled in exchange for a payment in an amount equal to the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the Award, multiplied by the number of Common Shares subject to the Award.

Assignability

Except in specific circumstances described in the Amended 2014 Plan, Awards granted under the Amended 2014 Plan may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the Common Shares underlying such Award have been issued, and all restrictions applicable to such Common Shares have lapsed or have been waived by the Talent and Compensation Committee.

Amendment and Termination

Subject to the approval of shareholders that we are seeking at the Annual Meeting, the Amended 2014 Plan will be effective as of April 30, 2018 and will remain in effect until the earlier of (i) the date all Common Shares subject to the Amended 2014 Plan have been purchased or acquired or (ii) April 30, 2028.

The Amended 2014 Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment will be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. For instance, the Board may, without shareholder approval but subject to applicable law and the provisions of the Amended 2014 Plan, (i) amend the vesting provisions of an Award or of the Amended 2014 Plan, (ii) amend the payment provisions of an Award, (iii) cancel or modify outstanding Awards, (iv) waive any restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards or of the Amended 2014 Plan, (v) amend the provisions of the Amended 2014 Plan in order to ensure its compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the Amended 2014 Plan, (vii) make any adjustment as described above under the heading “Adjustments”, and (viii) suspend or terminate the Amended 2014 Plan. Except as may be required to comply with applicable tax law, no termination, suspension or amendment of the 2014 Plan may adversely affect the right of any participant with respect to a previously granted Award without the participant’s written consent.

The Company will obtain shareholder approval for: (i) subject to the Talent and Compensation Committee’s right to make equitable adjustments as mentioned above, a reduction in the exercise price or purchase price of an Award (or the cancellation and re-grant of an Award resulting in a lower exercise price or purchase price); (ii) the extension of the original term of an option over the maximum period of 10 years described above, except if such term occurs during a Blackout Period as described above; (iii) any amendment to remove or to exceed the participation limits described in the Amended 2014 Plan; (iv) an increase to the maximum number of Common Shares issuable under the Amended 2014 Plan (other than adjustments in accordance with the 2014 Plan); (v) amendments to the amendment and termination section of the Amended 2014 Plan other than amendments of a clerical nature; and (vi) any amendment that permits Awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

Clawback

Awards under the Amended 2014 Plan are subject to our Clawback Policy (adopted February 21, 2017), available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance – Governance Documents”).

Historical Annual Common Share Usage

As of December 31, 2017, there were 4,500,000 Common Shares subject to outstanding options (1.3% of Common Shares Outstanding) and 6,500,000 Common Shares subject to outstanding unit awards (1.9% of Common Shares Outstanding) under all plans, as well as 7,461,000 Common Shares available for future grant (2.1% of Common Shares Outstanding). In total, the Company had 18,461,000 Common Shares subject to outstanding equity awards or available for future equity awards under the 2014 Plan and predecessor plans, which represented approximately 5% of fully diluted Common Shares outstanding (or “Overhang Percentage”). The 11,900,000 million new Common Shares proposed to be included in the Amended 2014 Plan share reserve would increase the overhang percentage by an additional 3% to approximately 8%. The options outstanding as of December 31, 2017 have a weighted average exercise price of $34.65 and a weighted average remaining life of 8.1 years.

The Company’s gross burn rate for the last fiscal year was 1.7% and average gross burn rate for fiscal year 2015 through fiscal year 2017 was 1.3%. Burn rate does not take into account equity awards that have been cancelled or forfeited. Burn rate with respect to each year is calculated by dividing the total number of Common Shares subject to stock options and full value awards (such as restricted stock units) granted during the year (assuming achievement of the maximum performance levels for outstanding performance awards) by the total weighted-average number of Common Shares outstanding during the period. Using the ISS Proxy Advisory Services methodology for calculating burn rate, the Company’s three-year average (ISS adjusted) burn rate for equity grants made in fiscal year 2015, 2016 and 2017 was 1.45%, which was less than the allowable burn rate of 7.08% under ISS policy, based on the Company’s industry group. The Company’s burn rate calculation using the standard TSX methodology for the year ended 2017 was 1.60%, for the year ended 2016 was 1.64%, and for the year ended 2015 was 0.55%. This burn rate calculation assumes performance based Share Units at target. Performance-based Share Units granted in 2015 and 2016 generally can pay out at a maximum of 3 times target, and performance-based Share Units granted in 2017 can pay out at a maximum of 2 times target.

Amended 2014 Plan Benefits

The Amended 2014 Plan was designed by the Talent and Compensation Committee, as part of a comprehensive compensation strategy to provide long-term broad-based incentives for employees to contribute to the growth of the Company and its subsidiaries.

If approved by the shareholders, participants in the Amended 2014 Plan will be eligible for annual long-term awards which may include performance shares, stock options, restricted stock and share payments (or other Awards permitted under the Amended 2014 Plan). The level and types of Awards will be fixed by the Talent and

Compensation Committee in light of the participants’ targeted long-term incentive level. The Talent and Compensation Committee may impose additional conditions or restrictions to the vesting of such Awards as it deems appropriate, including, but not limited to, the achievement of performance goals based on one or more business criteria.

Awards under the Amended 2014 Plan are made at the discretion of the Talent and Compensation Committee and are not determinable at this time, except for the Awards set forth below. Moreover, the ultimate value of any grants that are made will depend on the value of the underlying Common Shares at the time of settlement, which likewise is not determinable at this time. Please refer to the “Grants of Plan-Based Awards Table” to review equity and equity-based awards made to our NEOs in 2017.

Name	Number of Units (#)	Number of Options (#)
Joseph C. Papa	454,609	338,058
Paul S. Herendeen	139,223	177,482
Christina M. Ackermann	47,733	60,853
Thomas J. Appio	51,711	65,923
William D. Humphries	—	—
Current Executive Officer Group (includes 5 individuals)[1]	693,276	642,316
Non-Executive Director Group (includes 10 individual(s))[2]	—	—
Non-Executive Officer Employee Group (includes 2,792 individuals)	2,778,030	1,441,815
1.	Current Executive Officer Group includes the five individuals whose awards are individually listed above.
2.	Grants not yet made in 2018 to the Non-Executive Director Group.

U.S. Federal Income Tax Consequences of Amended 2014 Plan Awards

The following is a brief summary of the principal United States federal income tax consequences of transactions under the Amended 2014 Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. In particular, this summary does not address Canadian federal, provincial or territorial income tax consequences, including those applicable to employees resident in or whose employment is exercised in Canada.

Non-Qualified Stock Options

Generally, a participant will not recognize taxable income on the grant or vesting of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the Market Price of our Common Shares received on the date of exercise and the option cost (number of Common Shares purchased multiplied by the exercise price per Common Share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Incentive Stock Options

No taxable income is recognized by a participant on the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option in accordance with its terms and does not dispose of the Common Shares acquired within two years after the date of the grant of the incentive stock option or within one year after the date of exercise, the participant will be entitled to treat any gain related to the exercise of the incentive stock option as capital gain (instead of ordinary income). In this case, the Company will not be entitled to a deduction by reason of the grant or exercise of the incentive stock option, however the excess of the Market Price over the exercise price of the Common Shares acquired is an item of adjustment in computing alternative minimum tax of the participant. If a participant holds the Common Shares acquired for at least one year from the exercise date and does not sell or otherwise dispose of the Common Shares for at least two years from the grant date, the participant’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the Common Shares acquired. If a participant sells or otherwise disposes of the

Common Shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the Market Price of the Common Shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the Common Shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition.

Share Appreciation Rights

Generally, a participant will not recognize taxable income upon the grant or vesting of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the difference between the Market Price of our Common Shares received from the exercise of the SAR and the amount, if any, paid by the participant in connection with the exercise of the SAR. The participant will recognize ordinary income upon the exercise of a SAR regardless of whether our Common Shares acquired upon the exercise of the SAR are subject to further restrictions on sale or transferability. The participant’s basis in the Common Shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the exercise of the SAR. The participant’s holding period for Common Shares acquired pursuant to the exercise of a SAR begins on the exercise date. Upon the exercise of a SAR, the Company will ordinarily be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Restricted Shares

A participant generally will not be taxed at the time of a restricted share award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the Market Price of the Common Shares at that time.

Participants may elect to be taxed at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date. If a restricted share award subject to the Section 83(b) election is subsequently canceled, no deduction will be allowed for the amount previously recognized as income, and no tax previously paid will be refunded. Unless a participant makes a Section 83(b) election, dividends paid to a participant on Common Shares of an unvested restricted share award will be taxable to the participant as ordinary income. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on restricted share awards.

Deferred Shares

A participant will generally not recognize taxable income on a deferred share award until Common Shares subject to the award are distributed. The amount of this ordinary income will be the Market Price of our Common Shares on the date of distribution. Any dividend equivalents paid on deferred share awards are taxable as ordinary income when paid to the participant.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. The Company will also be entitled to a deduction, for federal income tax purposes, on any dividend equivalent payments made to the participant.

Share Units

Awards of share units are treated, for federal income tax purposes, in substantially the same manner as deferred share awards.

Share Awards

A participant will generally recognize taxable income on the grant of unrestricted shares, in an amount equal to the Market Price of the Common Shares on the grant date. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Cash Awards

A participant will generally recognize taxable income upon the payment of a cash award, in an amount equal to the amount of the cash received. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Withholding

To the extent required by law, the Company will withhold from any amount paid in settlement of an Award amounts of withholding and other taxes due or take other action as the Company deems advisable to enable the Company and the participant to satisfy withholding and tax obligations related to any Awards.

PROPOSAL NO. 4

APPOINTMENT OF AUDITORS

The Audit and Risk Committee recommended to the Board that PwC be put before the shareholders at the Meeting for appointment as our auditors to serve until the close of the 2019 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

Under the BCBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next annual meeting of shareholders. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders.

Representatives of PwC will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representatives will be available to respond to appropriate shareholder questions directed to him or her.

A simple majority of votes cast at the Meeting, whether in person, or by proxy or otherwise, will be required to appoint PwC. You may either vote “For” the appointment of PwC or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of PwC, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.

As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and to authorize the Board to fix the auditors’ remuneration through the following resolution:

Resolved that the shareholders hereby appoint PwC as auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditors’ remuneration.

The Board recommends that the shareholders vote FOR Proposal No. 4.

AUDITOR FEES

For fiscal years ended December 31, 2016 and December 31, 2017, PwC was our appointed auditor. Principal Auditor fee includes fees paid to PwC and affiliated PwC network firms through the world. The table below summarizes the fees (expressed in thousands of U.S. dollars) paid by the Company and its consolidated subsidiaries to PwC during 2016 and 2017.

	2016			2017
	($)	(%)		($)	(%)
Audit Fees	16,173	77		16,310	82
Audit-Related Fees(1)	1,687	8		1,200	6
Tax Fees(2)	3,228	15		2,383	12
All Other Fees(3)	2		*	34		*
Total	21,090	100		19,927	100

Notes:

*	Less than one percent.
(1)	Audit-related services are generally related to audits of financial statements prepared for special purposes, assignments relating to due diligence investigations and procedures and employee benefit plan audits.
(2)	Tax services are professional services rendered by our auditors for tax compliance and tax consulting primarily related to international transfer pricing.
(3)	All other fees are amounts paid for miscellaneous permissible products and services.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the fiscal years ended December 31, 2016 and December 31, 2017 for the audit of our consolidated annual financial statements and the reviews of the financial statements included in our Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, services related to our financing activities, such as comfort letters and consents, or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements in 2016 and 2017, were approximately $16.2 million and $16.3 million, respectively.

Audit-Related Fees

The Audit and Risk Committee believes that the provision of the non-audit services referenced above is compatible with maintaining PwC’s independence.

Audit-related services are generally related to audits of financial statements prepared for special purposes, employee benefit plan audits and assignments relating to due diligence investigations and procedures.

The aggregate fees billed for audit-related services rendered by PwC during the fiscal year ended December 31, 2016 and December 31, 2017 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were approximately $1.7 million and $1.2 million, respectively.

Tax Fees

Tax services are professional services rendered by our auditors for tax compliance and tax consulting primarily related to international transfer pricing. The aggregate fees billed for tax services rendered by PwC during the fiscal years ended December 31, 2016 and December 31, 2017 were approximately $3.2 million and $2.4 million, respectively.

All Other Fees

There were insignificant amounts paid for miscellaneous permissible products and services as reported above to PwC during the fiscal years ended December 31, 2016 and December 31, 2017. PwC did not provide any financial information systems design or implementation services to the Company during 2016 or 2017.

All fees described above were approved by the Audit and Risk Committee of our Board under its pre-approval policy.

Audit and Risk Committee’s Pre-Approval of Non-Audit Services

The Audit and Risk Committee chooses and appoints (through nomination to the Company’s shareholders) the Company’s auditors to audit our financial statements. The Audit and Risk Committee pre-approves non-audit services that may be provided to the Company and its subsidiaries by its auditors. The Audit and Risk Committee is not permitted to approve any engagement of the Company’s auditors if the services to be performed either fall into a category of services that are not permitted by applicable law or the services would be inconsistent with maintaining the auditors’ independence.

OTHER

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

A shareholder who is entitled to vote at the 2019 Annual Meeting of Shareholders may raise a proposal for consideration at such Annual Meeting of Shareholders. We will consider such proposal for inclusion in the proxy materials for the 2019 Annual Meeting only if our Corporate Secretary receives such proposal (at 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada, or by facsimile 514-744-6272): (i) submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the General Rules and Regulations promulgated under the Exchange Act, on or before November 21, 2018, or (ii) submitted pursuant to Part 5, Division 7 of the BCBCA on or before January 30, 2019. The use of certified mail, return receipt, is advised. In addition, in the event the Company does not receive a shareholder proposal by March 13, 2019, the proxy to be solicited by the Board for the 2019 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the Common Shares if the proposal is presented at the 2019 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

If the date of the 2019 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2019 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement over the Internet, for the 2019 Annual Meeting of Shareholders.

The Company’s Articles provide that shareholders seeking to nominate candidates for election as Directors must provide timely notice in writing to the Company’s secretary by personal delivery or facsimile transmission at the number shown on the Company’s issuer profile on SEDAR at www.sedar.com. The purpose of this advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed Director nominees sufficiently in advance of the meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.

To be timely, a shareholder’s notice must be received by the Company: (i) in the case of an annual general meeting, not later than the close of business on the 50th day before the meeting date or, if the first public announcement of the date of such meeting is less than 60 days prior to the meeting date, the close of business on the 10th day following the day on which public announcement of the date of such annual general meeting was first made by the Company; and (ii) in the case of a special meeting called for the purpose of electing Directors, not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting is first made by the Company. The Company’s Articles also prescribe the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Shareholders who failed to comply with the advance notice requirements would not be entitled to make nominations for Directors at the Annual General or Special Meeting of Shareholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may contact the Company’s Directors or independent directors in writing, as a group or individually, by directing their correspondence to the attention of Valeant Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada.

Shareholders and other interested parties may also contact the Company’s Directors by calling the Company’s helpline in the United States and Canada at (888) 451-4510. Additional international telephone numbers are included in our Business Ethics Reporting Policy, which is available on our website at www.valeant.com (under the tab “About” and under the subtab “Corporate Governance”). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Audit and Risk Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

Our financial information is contained in the Company’s consolidated annual financial statements and related MD&A for the fiscal year ended December 31, 2017. Our Annual Report is available on the Internet at our website at www.valeant.com or on SEDAR at www.sedar.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2017, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2017 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line and printing and mailing the Proxy Statement and form of Proxy Card. In addition to soliciting proxies by telephone, Internet and mail, Directors, officers or employees of the Company may, without special compensation, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We have retained D.F. King to assist in the solicitation of proxies. We will pay fees to D.F. King of $10,000, plus reasonable out-of-pocket expenses incurred by them. We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Proxy Statement and form of Proxy Card. We will pay those entities holding Common Shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians for their reasonable fees and expenses in forwarding solicitation material to their beneficial owners and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are our shareholders “household” our proxy materials. A single management proxy circular and proxy statement or Notice Regarding Internet Availability of Proxy Materials, as applicable, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the separate management proxy circular and proxy statement or Notice Regarding Internet Availability of Proxy Materials, as applicable, at the same address for the Annual Meeting or for any future Annual Meetings of Shareholders, additional copies will be provided promptly upon written or oral request to your broker, or by contacting us at Valeant Pharmaceuticals International, Inc., Attn: Investor Relations, 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, telephone 514-744-6792. Shareholders who currently receive multiple copies of the Proxy Statement or Notice Regarding Internet Availability of Proxy Materials at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the Common Shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors,

Joseph C. Papa Chairman of the Board and Chief Executive Officer

Laval, Quebec
March 21, 2018

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, INC., 2150 SAINT ELZEAR BLVD. WEST, LAVAL, QUEBEC H7L 4A8, CANADA. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM.

EXHIBIT A

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2014 OMNIBUS INCENTIVE PLAN
(As Amended and Restated, Effective as of April 30, 2018)

1.	Purpose and Background

The purposes of the Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”) are to (i) align the long-term financial interests of employees, directors, consultants, agents and other service providers of the Company and its Subsidiaries with those of the Company’s shareholders; (ii) attract and retain those individuals by providing compensation opportunities that are competitive with other companies; and (iii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries.

Valeant Pharmaceuticals International, Inc., a British Columbia corporation, adopted the 2014 Omnibus Incentive Plan (the “2014 Plan”) effective as of April 7, 2014, which was approved by the shareholders at the 2014 annual meeting. The 2014 Plan reserved approximately 18 million Common Shares for the issuance of Awards. As of December 31, 2017, only 7,461,000 Common Shares were available for further issuance. On February 22, 2018, the Board of Directors amended and restated the 2014 Plan to increase the number of authorized Common Shares by an additional 11,900,000 Common Shares. The Plan, as amended and restated, has been adopted and approved by the Board (defined below) and shall be effective as of April 30, 2018 (the “Effective Date”), subject to the approval of shareholders.

2.	Term

Subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 18 hereof, the Plan shall remain in effect until the earlier of (i) the date all Common Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions or (ii) the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such termination date, but Awards granted prior to such termination date shall remain outstanding in accordance with their terms.

3.	Definitions

“Award” shall mean an Option, SAR, Share Award or Cash Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing an Award.

“Board” shall mean the Board of Directors of the Company.

“Blackout Period” means a period self-imposed by the Company (within the meaning of Section 613(m) of the TSX Company Manual) when the Participant is prohibited from trading in the Company’s securities.

“Business Day” means any day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in Toronto, Ontario are open for business.

“Cash Award” means cash awarded under Section 7(d) of the Plan, including cash awarded as a bonus or upon the attainment of Performance Criteria or otherwise as permitted under the Plan.

“Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Cause” shall mean, unless otherwise specified in the Award Agreement: (i) conviction of any felony or indictable offense (other than one related to a vehicular offense) or other criminal act involving fraud; (ii) willful misconduct that results in a material economic detriment to the Company; (iii) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (iv) continued refusal by the Participant to perform the Participant’s duties after written notice identifying the deficiencies and an opportunity for cure; (v) a material violation by the Participant of any material covenants to the Company and (vi) such other actions constituting cause under applicable common law. No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Participant in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole.

“Change of Control” shall have the meaning set forth in Section 10.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder and any successor thereto.

“Committee” shall mean the Board or a committee designated by the Board to administer the Plan.

“Common Shares” shall mean the common shares of the Company, no par value per share.

“Company” shall mean Valeant Pharmaceuticals International, Inc., a Canadian corporation.

“Deferred Shares” shall mean an Award payable in Common Shares at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

“Disability” shall mean, unless otherwise provided in an Award Agreement, that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, “Disability” shall be determined in a manner consistent with Section 409A of the Code.

“Eligible Recipient” shall mean (i) any employee (including any officer) of the Company or any Subsidiary, (ii) any director of the Company or any Subsidiary or (iii) any individual performing services for the Company or a Subsidiary in the capacity of a consultant, agent or otherwise.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

“Good Reason” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Good Reason” shall mean, unless otherwise specified in the Award Agreement, the occurrence of any of the events or conditions described in clauses (i) and (ii) immediately below which are not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the Participant which notice must be provided by the Participant within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason and the specific cure requested by the Participant: (i) any material reduction in the Participant’s duties or responsibilities as in effect immediately prior thereto; provided that diminution of responsibility shall not include any such diminution resulting from a promotion, death or Disability, the termination of the Participant’s employment for Cause, or the Participant’s termination of employment other than for Good Reason; and (ii) any reduction in the Participant’s base salary or target bonus opportunity which is not comparable to reductions in the base salary or target bonus opportunity of other similarly-situated employees at the Company.

“Insider” shall mean a reporting insider, as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators.

“ISO” shall mean an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

“Market Price” shall mean, with respect to Common Shares, (i) the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded (as of the Effective Date, the New York Stock Exchange) for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are not then listed on a national securities exchange but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, using any reasonable method of valuation, shall determine. With respect to property other than Common Shares, the Market Price shall mean the fair market value of such other property determined by such methods or procedures as shall be established from time to time by the Committee.

“Nonqualified Stock Option” shall mean an Option that is granted to a Participant that is not designated as an ISO.

“Option” shall mean the right to purchase a specified number of Common Shares at a stated exercise price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a). The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

“Original Term” shall have the meaning set forth in Section 7(a).

“Participant” shall mean an Eligible Recipient who has been granted an Award under the Plan.

“Performance Criteria” shall mean performance criteria based on the attainment by the Company or any Subsidiary (or any division or business unit of such entity) of performance measures pre-established by the Committee in its sole discretion, based on one or more of the following:

(i)	revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;
(ii)	after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
(iii)	the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITA;
(iv)	return on capital employed, return on assets, or return on invested capital;
(v)	after-tax or pre-tax return on stockholders’ equity;
(vi)	economic value added targets based on a cash flow return on investment formula;
(vii)	the Market Price of the Common Shares;
(viii)	the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;
(ix)	the value of an investment in the Common Shares assuming the reinvestment of dividends;
(x)	the achievement of operating margin targets or other measures of improving profitability;
(xi)	the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;
(xii)	the achievement of, or progress toward, a launch of one or more new drug(s);
(xiii)	the achievement of research and development milestones;
(xiv)	the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;
(xv)	the successful completion of clinical trial phases;
(xvi)	licensing or acquiring new products or product platforms;
(xvii)	acquisition or divestiture of products or business;
(xviii)	the entering into new, or exiting from existing, geographic markets or industry segments; or
(xix)	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or restructuring or related to a change in accounting principles, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. Each financial metric described in item (i) above may be on a business unit, geographic segment, total company or per-share basis, and on a GAAP or non-GAAP adjusted basis. The Performance Criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. The Committee may designate additional business criteria on which the Performance Criteria may be based or adjust, modify or amend the aforementioned business criteria, including to take into account actions approved by the Board or a committee thereof that affect the achievement of the original performance criteria. Performance Criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Committee, in its sole discretion, shall make equitable adjustments to the Performance Criteria in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

“Person” shall have the meaning set forth in Section 14(d)(2) of the Exchange Act.

“Restricted Shares” shall mean an Award of Common Shares that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(c)(iii).

“SAR” shall mean a share appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(b).

“Section 16(a) Officer” shall mean an Eligible Recipient who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Separation from Service” shall have the meaning set forth in Section 1.409A-1(h) of the Treasury Regulations.

“Specified Employee” shall have the meaning set forth in Section 409A of the Code and the Treasury Regulations promulgated thereunder.

“Share Award” shall have the meaning set forth in Section 7(c)(i).

“Share Payment” shall mean a share payment that is subject to the terms, conditions, and limitations described or referred to in Section 7(c)(ii).

“Share Unit” shall mean a share unit that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(v).

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in the chain (or such lesser percent as is permitted by Section 1.409A-1(b)(5)(iii)(E) of the Treasury Regulations).

“Transferred Shares” shall have the meaning set forth in Section 6(a).

“Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Internal Revenue Service, as amended.

4.	Administration
(a)	Committee Authority. Subject to applicable law, the Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it deems appropriate, in its sole discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to

(i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine Performance Criteria; and (iv) establish all other terms, conditions, and limitations applicable to Awards, Award programs and, if applicable, the Common Shares issued pursuant thereto. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to the limitations contained in Sections 6(d) and 18 of the Plan and applicable law and listing rules with respect to all Participants.

(b)	Administration of the Plan. The administration of the Plan shall be managed by the Committee. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee shall have the power to prescribe and modify the forms of Award Agreement, correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and take such actions and make such administrative determinations that the Committee deems appropriate in its sole discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its shareholders and Subsidiaries and all Participants.
(c)	Delegation of Authority. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan, with respect to individuals who are not Section 16(a) Officers.
(d)	Indemnification. No member of the Committee or any other Person to whom any duty or power relating to the administration or interpretation of the Plan has been delegated shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee and its delegates, including any employee with responsibilities relating to the administration of the Plan, shall be entitled to indemnification and reimbursement from the Company, to the extent permitted by applicable law and the by-laws and policies of the Company. To the fullest extent permitted by the law, in the performance of its functions under the Plan, the Committee (and each member of the Committee and its delegates) shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants, counsel and any other party they deem appropriate, and neither the Committee nor any such Person shall be liable for any action taken or not taken in reliance upon any such advice.
5.	Participation
(a)	Eligible Recipients. Subject to applicable law and Section 7 hereof, the Committee shall determine, in its sole discretion, which Eligible Recipients shall be granted Awards under the Plan. Unless otherwise determined by the Committee, members of the Board shall generally not be eligible to receive SARs or Options.
(b)	Participation outside of the United States. In order to facilitate the granting of Awards to Employees who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including, without limitation, substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for the purposes of this Section 5(b) without thereby affecting the terms of this Plan as in effect for any other purpose, and the appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the intent and purpose of this Plan, as then in effect; and further provided that any such action taken with respect to an Employee who is subject to Section 409A of the Code shall be taken in compliance with Section 409A of the Code.
6.	Available Shares of Common Shares
(a)	Shares Subject to the Plan. Subject to the following provisions of this Section 6, the maximum number of Common Shares that may be issued to Participants pursuant to Awards (all of which may be granted as ISOs) shall be equal to the sum of (i) 18,368,825 Common Shares, (ii) 11,900,000 Common Shares and

(iii) the number of Common Shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered following the Effective Date under the Company’s 2011 Omnibus Incentive Plan and the 2007 Equity Compensation Plan (the “Transferred Shares”). For the avoidance of doubt, the Transferred Shares shall no longer be available under the Company’s 2011 Omnibus Incentive Plan and the 2007 Equity Compensation Plan. Common Shares issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been purchased in open market transactions or otherwise.

(b)	Forfeited and Expired Awards. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award terminates or expires without a distribution of Common Shares to the Participant, the shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, the shares surrendered or withheld as payment of either the exercise price of an Option (including shares otherwise underlying an Award of a SAR that are retained by the Company to account for the exercise price of such SAR) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.
(c)	Other Items Not Included in Allocation. The maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of share-denominated Awards that by their terms may be settled only in cash, (iii) the granting of Cash Awards; or (iv) Awards that are granted in connection with a transaction between the Company or a Subsidiary and another entity or business in substitution or exchange for, or conversion adjustment, assumption or replacement of, awards previously granted by such other entity to any individuals who have become Eligible Recipients as a result of such transaction.
(d)	Other Limitations on Shares that May be Granted under the Plan. Subject to Section 6(e), (i) the number of Common Shares issuable to Insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to Insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities; (iii) the number of Common Shares issuable to non-employee members of the Board, at any time, under all security-based compensation arrangements of the Company, cannot exceed 1% of issued and outstanding Common Shares of the Company; and (iv) the aggregate number of Common Shares that may be granted prior to November 2, 2017 to any “covered employee” under Section 162(m) of the Code during a calendar year in the form of Options, Share Appreciation Rights, and/or Share Awards and intended to qualify as “performance-based compensation” under Section 162(m) of the Code was not permitted to exceed the number of Common Shares initially authorized for grant.
(e)	Adjustments. In the event of any change in the Company’s capital structure, including, but not limited to, a change in the number of Common Shares outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) and to the maximum number of shares that may be granted to any single individual pursuant to Section 6(d). In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or any measure of performance that relates to an outstanding Award, including any applicable Performance Criteria. Any adjustment to ISOs under this Section 6(e) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. With respect to Awards subject to Section 409A of the Code, any adjustments under this Section 6(e) shall conform to the requirements of Section 409A of the Code. Notwithstanding anything set forth herein to the contrary, the Committee may, in its discretion, decline to adjust any Award made to a Participant, if it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Participant or to the Company. If, as a result of any adjustment under this section 6(e), a Participant would become entitled to a fractional Common Share, the Participant has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded. Adjustments under this Section 6(e) are subject to any applicable regulatory approvals.

7.	Awards Under The Plan

Awards under the Plan may be granted as Options, SARs, Share Awards or Cash Awards as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its sole discretion.

(a)	Options. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Options shall expire after such period, not to exceed a maximum of ten years, as may be determined by the Committee (the “Original Term”). If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise canceled pursuant to its terms. Notwithstanding anything to the contrary in this Section 7(a), if the Original Term of an Option held by a Participant expires during a Blackout Period, the term of such Option shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the Option shall expire. Except as otherwise provided in this Section 7(a), Options shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time.
(i)	Exercise Price. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Market Price (as of the date of grant) of the Common Shares subject to the Option.
(ii)	Exercise of Options. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon provision for the payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of Common Shares issuable in connection with the Option exercise. The Common Shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including, but not limited to, (1) a cash payment; (2) tendering (either actually or by attestation) Common Shares owned by the Participant (for any minimum period of time that the Committee, in its discretion, may specify), valued at the Market Price at the time of exercise; (3) arranging to have the appropriate number of Common Shares issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above. Additionally, the Committee may provide that an Option may be “net exercised,” meaning that upon the exercise of an Option or any portion thereof, the Company shall deliver the number of whole Common Shares equal to (A) the difference between (x) the aggregate Market Price of the Common Shares subject to the Option (or the portion of such Option then being exercised) and (y) the aggregate exercise price for all such Common Shares under the Option (or the portion thereof then being exercised) plus (to the extent it would not give rise to adverse accounting consequences pursuant to applicable accounting principles or to adverse tax consequences to the Participants under Canadian federal, provincial or territorial tax laws) the amount of withholding tax due upon exercise divided by (B) the Market Price of a Common Share on the date of exercise. Any fractional share that would result from such equation shall be canceled.
(iii)	ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.
(1)	ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Section 7(a), if an ISO is granted to a Participant who owns shares representing more than ten percent of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424 (e) of the Code) or a Subsidiary, the term of the Option shall not exceed five years from the time of grant of such Option and the exercise price shall be at least 110 percent of the Market Price (as of the date of grant) of the Common Shares subject to the Option.

(2)	$100,000 Per Year Limitation for ISOs. To the extent the aggregate Market Price (determined as of the date of grant) of the Common Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3)	Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Common Shares acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Common Shares by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Common Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.
(b)	Share Appreciation Rights. A SAR represents the right to receive a payment in cash, Common Shares, or a combination thereof, in an amount equal to the product of (1) the excess of the Market Price per Common Share on the date the SAR is exercised over the exercise price per Common Share of such SAR (which exercise price shall be no less than 100% of the Market Price of the Common Shares subject to the SAR as of the date the SAR was granted) and (2) the number of Common Shares subject to the portion of the SAR being exercised. If a SAR is paid in Common Shares, the number of Common Shares to be delivered will equal the amount determined to be payable in accordance with the prior sentence divided by the Market Price of a Common Share at the time of payment. The Committee shall establish the Original Term of a SAR, which shall not exceed a maximum of ten years. Notwithstanding anything to the contrary in this Section 7(b), if the Original Term of a SAR held by the Participant expires during a Blackout Period, the term of such SAR shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the SAR shall expire. Except as otherwise provided in this Section 7(b), SARs shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A SAR may only be granted to an Eligible Recipient to whom an Option could be granted under the Plan.
(c)	Share Awards.
(i)	Form of Awards. The Committee may grant Awards that are payable in Common Shares or denominated in units equivalent in value to Common Shares or are otherwise based on or related to Common Shares (“Share Awards”), including, but not limited to, Share Payments, Restricted Shares, Deferred Shares, and Share Units. Share Awards shall be subject to such terms, conditions (including, without limitation, service-based and performance-based vesting conditions), restrictions and limitations as the Committee may determine to be applicable to such Share Awards, in its sole discretion, from time to time.
(ii)	Share Payment. If not prohibited by applicable law, the Committee may issue unrestricted Common Shares in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Share Payment may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.
(iii)	Restricted Shares. Restricted Shares shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. The number of Restricted Shares allocable to an Award under the Plan shall be determined by the Committee in its sole discretion.
(iv)	Deferred Shares. Subject to Code Section 409A to the extent applicable, Deferred Shares shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A Participant who receives an Award of Deferred Shares shall be entitled to receive the number of Common Shares allocable to his or her Award, as determined by the Committee in its sole discretion, from time to time, at the end of a specified deferral period determined by the Committee. Awards of Deferred Shares represent only an unfunded, unsecured promise to deliver shares in the future and shall not give Participants any greater rights than those of an unsecured general creditor of the Company.

(v)	Share Units. A Share Unit is an Award denominated in Common Shares that may be settled either in Common Shares or in cash, in the discretion of the Committee, and, subject to Code Section 409A to the extent applicable, shall be subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time in its sole discretion.
(vi)	Blackout Period. In the event that any Share Unit is scheduled by its terms to be delivered (the “Original Distribution Date”) during a Blackout Period, then, if the Participant is restricted from selling Shares during the Blackout Period, such shares subject to the Share Unit shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable following the expiration of the Blackout Period; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the latest date on which such delivery could be made without violating Code Section 409A.
(d)	Cash Awards. The Committee may grant Awards that are payable to Participants solely in cash, as deemed by the Committee to be consistent with the purposes of the Plan, and, except as otherwise provided in this Section 7(d), such Cash Awards shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section 7(d) may be granted with value and payment contingent upon the achievement of Performance Criteria. The maximum amount that any Participant (other than a non-employee director of the Company) may receive with respect to a Cash Award granted pursuant to this Section 7(d) in respect of any annual performance period is $10,000,000 and for any other performance period, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or increased in the sole discretion of the Committee based on such factors as it deems appropriate.
(e)	Unless the applicable Award Agreement provides otherwise or the Committee determines otherwise, vesting with respect to an Award will cease upon termination of a Participant’s employment or service with the Company, and unvested Awards shall be forfeited upon such termination. In the case of termination for Cause, vested Awards shall also be forfeited.
(f)	Non-Employee Director Limitations. Subject to adjustment in accordance with Section 6(e), in any calendar year, no Participant who is a non-employee director of the Company shall be granted Options, Share Appreciation Rights, Share Awards, Cash Awards or any other compensation with an aggregate fair market value as of the grant date (as determined in accordance with applicable accounting standards) or payment date, as applicable, in excess of $750,000.
8.	Dividends and Dividend Equivalents

The Committee may, in its sole discretion, provide that Share Awards shall earn dividends or dividend equivalents, as applicable. Such dividends or dividend equivalents may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, in its sole discretion, including, without limitation, reinvestment in additional Common Shares or common share equivalents; provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of a Share Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing. Notwithstanding the foregoing, dividends or dividend equivalents (i) shall have the same vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and (ii) with respect to any Award subject to the achievement of Performance Criteria, shall not be paid unless and until the relevant Performance Criteria have been satisfied, and then only to the extent determined by the Committee, as specified in the Award Agreement.

9.	Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an Option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Nonqualified Stock Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred to a member of a Participant’s immediate family or to a trust or similar vehicle for the benefit of a Participant’s immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

10.	Change of Control
(a)	Unless otherwise determined in an Award Agreement, in the event of a Change of Control:
(i)	With respect to each outstanding Award that is assumed or substituted in connection with a Change of Control, in the event of a termination of a Participant’s employment or service without Cause or by the Participant for Good Reason during the 12-month period following such Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels.
(ii)	With respect to each outstanding Award that is not assumed or substituted in connection with a Change of Control immediately upon the occurrence of the Change of Control, (x) such Award (including performance-based Awards) shall become fully vested and exercisable based on a fraction, the numerator of which is the number of days between the grant date and the date of the Change of Control and the denominator of which is the number of days during the period beginning on the grant date of the Award and ending on the date of vesting of the Award, (y) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (z) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels (for the avoidance of doubt, prorated in accordance with clause (x)).
(iii)	For purposes of this Section 10, an Award shall be considered assumed or substituted for if, following the Change of Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change of Control except that, if the Award related to Common Shares, the Award instead confers the right to receive common shares of the acquiring entity.
(iv)	Notwithstanding any other provision of the Plan, in the event of a Change of Control, the Committee (a) may, in its discretion provide that each Option and each SAR which may, by its terms, only be settled in shares shall, immediately prior to the occurrence of a Change of Control, be deemed to have been exercised on a “net exercise” basis; and (b) may, in its discretion, except as would otherwise result in adverse tax consequences under Code Section 409A, provide that each Award, other than Options and SARs which may, by their terms, only be settled in shares, shall, immediately upon the occurrence of a Change of Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the Award multiplied by (ii) the number of Common Shares then outstanding under the Award.

(b)	For purposes of this Agreement and, except to the extent as would result in a violation of Code Section 409A, a “Change of Control” shall be deemed to occur if and when the first of the following occurs:
(i)	the acquisition (other than from the Company), by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities;
(ii)	the individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall be considered as a member of the Incumbent Board;
(iii)	the closing of an amalgamation or similar business combination (each, an “Amalgamation”) involving the Company if (i) the shareholders of the Company, immediately before such Amalgamation, do not, as a result of such Amalgamation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such Amalgamation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such Amalgamation or (ii) immediately following the Amalgamation, the individuals who comprised the Board immediately prior thereto do not constitute at least a majority of the board of directors of the entity resulting from such Amalgamation (or, if the entity resulting from such Amalgamation is then a subsidiary, the ultimate parent thereof);
(iv)	a complete liquidation or dissolution of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
(c)	Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition. In addition, notwithstanding the foregoing, solely to the extent required by Section 409A, a Change of Control shall be deemed to have occurred only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A.
11.	Clawback

Awards granted under the Plan are subject to any policy the Company adopts regarding the recovery of incentive compensation and any additional clawback provisions as required by law and applicable listing rules.

12.	Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement (as such may be amended from time to time) that sets forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to a Participant in connection with an Award.

13.	Tax Withholding

Participants shall be solely responsible for any applicable taxes (including, without limitation, income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting or exercise of an Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may permit shares to be tendered or sold, including Common Shares delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, provincial, territorial, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. It shall be a condition to the obligation of the Company to issue Common Shares upon the exercise of an Option, or SAR, or upon settlement of a Share Award, that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

14.	Other Benefit and Compensation Programs

Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions and restrictions as may be provided in the Award Agreement.

15.	Unfunded Plan

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other Person any right, title, or interest in any assets of the Company.

16.	Rights as a Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to Common Shares covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 8.

17.	Future Rights

No Eligible Recipient shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Eligible Recipients under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as deemed appropriate or necessary. The adoption of the Plan, or grant of an Award, shall not confer upon any Eligible Recipient any right to continued employment or service in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of Eligible Recipients at any time, free from any claim or liability under the Plan.

18.	Amendment and Termination
(a)	The Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the New York Stock Exchange, the rules of the Toronto Stock Exchange, or any other securities exchange on which the Common Shares are traded or quoted. Except as otherwise provided in Section 10(a), no termination, suspension or amendment of the Plan or any Award shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant’s written consent.
(b)	Notwithstanding Section 18(a), the Company shall obtain shareholder approval for: (i) subject to Section 6(e), a reduction in the exercise price or purchase price of an Award (or the cancellation and re-grant of an Award resulting in a lower exercise price or purchase price); (ii) the extension of the Original Term of an Option; (iii) any amendment to remove or to exceed the participation limits described in Section 6(d), including but not limited to those applicable to Insiders; (iv) an increase to the maximum number of Common Shares issuable under the Plan pursuant to Section 6(a) (other than adjustments in accordance with Section 6(e)); (v) amendments to this Section 18 other than amendments of a clerical nature; and (vi) any amendment that permits Awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

19.	Successors and Assigns

The Plan and any applicable Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

20.	Governing Law

The Plan and all agreements entered into under the Plan shall be governed, construed and administered in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

21.	Interpretation

The Plan is designed and intended, to the extent applicable, to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are also intended to comply with Code Section 409A to the extent subject thereto, and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company shall be made to such Participant until such Participant’s termination of employment or service constitutes a Separation from Service. For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a Specified Employee, then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s Separation from Service or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 21 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein. Notwithstanding any provision of the Plan to the contrary, in no event shall the Company or any affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, Section 409A of the Code.

EXHIBIT B

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

CHARTER OF THE
BOARD OF DIRECTORS

The board of directors (the “Board”) of Valeant Pharmaceuticals International, Inc. (“Valeant”) is elected by shareholders and is responsible for the stewardship of the activities and affairs of Valeant. The Board seeks to discharge such responsibility by reviewing, discussing and approving Valeant’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of Valeant and Valeant’s underlying value.

DUTIES OF DIRECTORS

The Board discharges its responsibility for overseeing the management of Valeant’s business by delegating to Valeant’s senior officers the responsibility for day-to-day management of Valeant. The Board discharges its responsibilities both directly and by delegation through its committees. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature.

The Board’s primary roles are overseeing Valeant’s performance and the quality, depth and continuity of management needed to meet Valeant’s strategic objectives.

Other principal duties, which may be carried out directly or via one or more committees, include, but are not limited to the following categories:

Appointment of Management

1.	The Board is responsible for approving the appointment of the chief executive officer (the “CEO”) and all other senior management.
2.	In approving the appointment of the CEO and all other senior management, the Board will, to the extent feasible, satisfy itself as to the integrity of these individuals and that they create a culture of integrity throughout Valeant.
3.	The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits, and material transactions outside the ordinary course of business are reviewed by and are subject to the prior approval of the Board.
4.	The Board oversees that succession planning programs are in place, including programs to train and develop management.
5.	The Board assesses and revises Valeant’s executive compensation policy to, among other things, better align management’s interests with those of the shareholders. This includes establishing minimum shareholding requirements for senior management.

Board Organization

6.	The Board will receive recommendations from the Nominating and Corporate Governance Committee (the “NCG Committee”), but retains responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chairperson of the Board, the selection of the Lead Independent Director of the Board, if applicable, candidates nominated for election to the Board, committee and committee chairperson appointments, committee charters and director compensation.
7.	The Board may establish committees of the Board, where required or prudent, and define their mandate. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

8.	The Board will oversee orientation and education program for new directors and ongoing educational opportunities for continuing directors.

Strategic Planning

9.	The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of Valeant and its objectives and goals.
10.	The Board is responsible for participating in the development of, and reviewing and approving, the business, financial and strategic plans by which it is proposed that Valeant may reach those goals.

Monitoring of Financial Performance and Other Financial Reporting Matters

11.	The Board is responsible for enhancing congruence between shareholder expectations, Valeant’s plans and management performance.
12.	The Board is responsible for adopting processes for monitoring Valeant’s progress toward its strategic and operational goals, and to revise and alter its direction to management in light of changing circumstances affecting Valeant.
13.	The Board is responsible for approving the audited financial statements, management’s discussion and analysis accompanying such financial statements and the annual earnings press release.
14.	The Board is responsible for reviewing the quarterly financial statements, management’s discussion and analysis accompanying such financial statements and the quarterly earnings press release.
15.	The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Articles, including the payment of dividends, purchase and redemptions of securities, acquisitions and dispositions.

Risk Management

16.	The Board is responsible for overseeing the identification of the principal risks of Valeant’s business and the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of Valeant and achieving a proper balance between the risks incurred and the potential return to Valeant’s shareholders.

Policies and Procedures

17.	The Board is responsible for:
(a)	approving and assessing compliance with all significant policies and procedures by which Valeant is operated; and
(b)	approving policies and procedures designed to ensure that Valeant operates at all times within applicable laws and regulations.
18.	The Board is responsible for supporting a corporate culture of integrity and responsible stewardship.
19.	The Board shall enforce its policy respecting confidential treatment of Valeant’s proprietary information and the confidentiality of Board deliberations.

Communications and Reporting

20.	The Board is responsible for:
(a)	overseeing the accurate reporting of the financial performance and condition of Valeant to shareholders, other securityholders and regulators on a timely and regular basis;
(b)	encouraging effective and adequate communication with shareholders, other stakeholders and the public; and
(c)	ensuring the integrity and adequacy of internal controls and management information systems.

Certain Individual Responsibilities of the Members of the Board

21.	Each member of the Board is expected to attend all meetings of the Board, unless adequate notification of absence is provided.
22.	Each member of the Board is expected to have reviewed all materials provided in connection with a meeting in advance of such meeting and be prepared to discuss such materials at the meeting.

REVIEW AND DISCLOSURE

The Board shall review and reassess the adequacy of this Charter for the Board of Directors (the “Charter”) periodically and otherwise as it deems appropriate and amend it accordingly. The performance of the Board shall be evaluated with reference to this Charter.

The Board shall ensure that this Charter is disclosed on Valeant’s website and that this Charter or a summary of it which has been approved by the NCG Committee is disclosed in accordance with all applicable securities laws or regulatory requirements.

Dated this 2nd day of August, 2017.

Valeant Pharmaceuticals International, Inc.	Appendix 1
Non-GAAP Information

Use of Non-GAAP

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles, the Company uses certain non-GAAP financial measures, including in this Proxy Statement, including Adjusted EBITDA (non-GAAP). Management uses this non-GAAP measure as a key metric in the evaluation of company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes this non-GAAP measure is useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, this non-GAAP measure addresses questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. Below is a reconciliation of Adjusted EBITDA non-GAAP to GAAP EBITDA. Readers are encouraged to review this reconciliation, and should consider this non-GAAP measure as a supplement to, not a substitute for, or superior to, the corresponding measure calculated in accordance with GAAP.

The reconciliations of this non-GAAP measure to the most directly comparable financial measure calculated and presented in accordance with GAAP are shown in the tables further below.

Specific Non-GAAP Measure

Adjusted EBITDA (non-GAAP)

Adjusted EBITDA (non-GAAP) is GAAP net income (its most directly comparable GAAP financial measure) adjusted for certain items, as further described below. Management of the Company believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance. As a result, the Company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, commencing in 2017, cash bonuses for the Company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets.

Adjusted EBITDA (non-GAAP) reflect adjustments based on the following items:

•	Restructuring and integration costs: Since 2016 and for the foreseeable future, while the Company has undertaken fewer acquisitions, the Company has incurred additional restructuring costs as it implements its new strategies, which will involve, among other things, improvements to our infrastructure and other operational improvements, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to, infrastructure and operational improvements, which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. As a result, the Company does not believe that such costs (and their impact) are truly representative of the underlying business. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.
•	Acquired in-process research and development costs: The Company has excluded expenses associated with acquired in-process research and development, as these amounts are inconsistent in amount and frequency and are significantly impacted by the timing, size and nature of acquisitions. Furthermore, as these amounts are associated with research and development acquired, they are not a representation of the Company’s research and development efforts during the period.

•	Asset impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangibles, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes intangible impairments from its non-GAAP expenses, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation.
•	Share-based compensation: The Company excludes the impact of costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted.
•	Acquisition-related adjustments excluding amortization of intangible assets and depreciation expense: The Company has excluded the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments is not consistent and is significantly impacted by the timing and size of the Company’s acquisitions, as well as the nature of the agreed-upon consideration. In addition, the Company has excluded the impact of fair value inventory step-up resulting from acquisitions as the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions.
•	Loss on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a cost of refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such charges are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control.
•	Other non-GAAP charges: The Company has excluded certain other amounts including integration related inventory and technology transfer costs, CEO termination costs, legal and other professional fees incurred in connection with recent legal and governmental proceedings, investigations and information requests respecting certain of our distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, net (gain)/loss on sale of assets, acquisition-related transaction costs and certain costs associated with the wind-down of the arrangements with Philidor Rx Services, LLC. In addition, the Company has excluded certain other expenses that are the result of other, non-comparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation. Finally, to the extent not already adjusted for above, Adjusted EBITDA (non-GAAP) reflects adjustments for interest, taxes, depreciation and amortization (EBITDA represents earnings before interest, taxes, depreciation and amortization).

Commencing in 2017, the Company assessed the methodology with which it was calculating this non-GAAP measure and made updates where it deemed appropriate to better reflect the underlying business. As a result, commencing with the first-quarter actual results of 2017, there are certain differences in the calculation of Adjusted EBITDA (non-GAAP) between the current presentation and the historic presentation. In particular, Adjusted EBITDA (non-GAAP) no longer includes adjustments for foreign exchange gain/loss arising from intercompany transactions. For the purposes of the Company’s actual results for the full year of 2016, the Company has calculated and presented

Adjusted EBITDA (non-GAAP) using the historic methodologies in place as of the applicable historic dates; however, the Company has also provided a reconciliation that calculates Adjusted EBITDA (non-GAAP) using the new methodology, to allow investors and readers to evaluate Adjusted EBITDA (non-GAAP) on the same basis for the period presented.

Valeant Pharmaceuticals International, Inc.
(unaudited)

	Twelve Months Ended, December 31
(in millions)	2017	2016
Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$2,404	$(2,409)
Interest expense, net	1,828	1,828
(Benefit from) provision for income taxes	(4,145)	(27)
Depreciation and amortization	2,858	2,866
EBITDA	2,945	2,258
Adjustments:
Restructuring and integration costs	52	132
Acquired in-process research and development costs	5	34
Goodwill impairments	312	1,077
Asset impairments	714	422
Share-based compensation	87	165
Acquisition-related adjustments excluding amortization of
intangible assets, net of depreciation expense(d)	(289)	25
Loss on extinguishment of debt	122	—
Foreign exchange and other	—	14
Other adjustments(a)	(310)	178
Adjusted EBITDA (non-GAAP) (as reported)(e)	3,638	4,305
Foreign exchange loss on intercompany transactions	—	(14)
Adjusted EBITDA (non-GAAP) (as revised)(f)	$3,638	$4,291
(a) Other adjustments include:	$(310)	$178
Integration related inventory and technology transfer costs	—	9
CEO termination costs (cash severance payment)	—	10
Legal and other professional fees(b)	44	65
Settlement of certain disputed invoices related to transition services	—	16
Litigation and other matters	227	59
Net loss/(gain) on sale of assets(c)	(580)	(7)
Acquisition related transaction costs	—	2
Philidor Rx Services, LLC net loss through deconsolidation as of January 31, 2016	—	3
Other	(1)	21
(a)	Represents a component of the non-GAAP adjustment of “Other non-GAAP adjustments”. The identified components, in the aggregate, represent all components of this non-GAAP adjustment.
(b)	Legal and other professional fees incurred in connection with recent legal and governmental proceedings, investigations and information requests related to, among other matters, our distribution, marketing, pricing, disclosure and accounting practices.
(c)	For the twelve months ended December 31, 2017, Net loss/(gain) on sale of assets includes the $309 million gain on the iNova sale in September of 2017, the $97 million gain on the sale of Dendreon Pharmaceuticals in June of 2017 and the $309 million gain on the sale of CeraVe, AcneFree, and AMBI skin care brands in March of 2017, offset by the $98 million loss on the sale of Sprout Pharmaceuticals in December of 2017.
(d)	Adjustment to Acquisition-related adjustments excluding amortization of intangible assets, net of depreciation expense, includes a fair value adjustment of $312 million reflecting a decrease in forecasted sales for a specific product line which impacted the expected future royalty payments for the twelve months ended December 31, 2017.
(e)	Adjusted EBITDA (non-GAAP) reported by the Company for the twelve months ended December 31, 2017 as determined using the methodology for calculating Adjusted EBITDA (non-GAAP) as of December 31, 2017. Adjusted EBITDA (non-GAAP) reported by the Company for the twelve months ended December 31, 2016 as determined using the methodology for calculating Adjusted EBITDA (non-GAAP) as of December 31, 2016.
(f)	As of the first quarter of 2017, non-GAAP adjustments no longer include adjustments for Foreign exchange gain/loss on intercompany transactions. For the purpose of allowing investors to evaluate Adjusted EBITDA (non-GAAP) on the same basis for all periods presented, this adjustment has been removed from the results for the twelve months ended December 31, 2016.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
ATTN: CHRISTINA M. ACKERMANN
2150 SAINT ELZEAR BLVD. WEST
LAVAL, QUEBEC H7L 4A8
CANADA

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on April 26, 2018.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on April 26, 2018. Have your proxy card in hand when you access the website and then follow the instructions. When voting online, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on April 26, 2018. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E39197-P02445	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

1.	Election of Directors		For	Withhold

	1a.	Richard U. DeSchutter	☐	☐

	1b.	D. Robert Hale	☐	☐

	1c.	Dr. Argeris (Jerry) N. Karabelas	☐	☐

	1d.	Sarah B. Kavanagh	☐	☐

	1e.	Joseph C. Papa	☐	☐

	1f.	John A. Paulson	☐	☐

	1g.	Robert N. Power	☐	☐

	1h.	Russel C. Robertson	☐	☐

	1i.	Thomas W. Ross, Sr.	☐	☐

	1j.	Amy B. Wechsler, M.D.	☐	☐

		For	Against	Abstain

2.	The approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.	☐	☐	☐

3.	The approval of an amendment to the Company’s 2014 Omnibus Incentive Plan to increase the number of Common Shares authorized under such plan.	☐	☐	☐

		For		Withhold

4.	To appoint PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.	☐		☐

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common Shares represented by this proxy in the manner set forth above.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF 1, 2, 3 AND 4. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER IS OR IS NOT ROUTINE OR CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

The undersigned hereby revokes any prior proxies.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders and Management Proxy Circular, Proxy Statement and Annual Report are available at www.proxyvote.com.

E39198-P02445

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
INSTRUMENT OF PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MONDAY, APRIL 30, 2018

The undersigned hereby appoints Joseph C. Papa and Christina M. Ackermann, or instead of either of the foregoing, __________________________ as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Valeant Pharmaceuticals International, Inc. (the “Company”) to be held on April 30, 2018 at 9:00 a.m. (local time) at 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada and at any adjournment of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified on the reverse side.

NOTES:

1.	A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S OR COMPANY’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE PARAGRAPH ABOVE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE COMPANY AS INDICATED ON THE REVERSE SIDE.

2.	This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a body corporate, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3.	In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on April 26, 2018 or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the rescheduled meeting.